Exhibit 10.5

*** Confidential Treatment Requested

PHI SERVICE COMPANY – SILVER SPRING NETWORKS

TERMS AND CONDITIONS FOR SUPPLY AND

INSTALLATION OF SMART GRID SYSTEM

*** Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

PHI SERVICE COMPANY- SILVER SPRING NETWORKS

TERMS AND CONDITIONS FOR

SUPPLY AND INSTALLATION OF SMART GRID SYSTEM

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TABLE OF EXHIBITS

EXHIBIT A – Safety

EXHIBIT B – Statement of Work (SOW)

EXHIBIT C – Software License Agreement

EXHIBIT D – Third-Party Software Deliverables and Terms

EXHIBIT E – Maintenance Agreement

EXHIBIT F – Supplier’s Final Release of Liens Certificate

EXHIBIT G – Subcontractor’s Release of Liens Certificate

EXHIBIT H – Contract Change Authorization Form

EXHIBIT I – NOT USED

EXHIBIT J – Description of SSN Equipment, Software, and System

EXHIBIT K – Pricing and Payment Schedule

EXHIBIT L – Hosting Agreement

EXHIBIT M – Source Code and Manufacturing Know-How Escrow Agreement

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PHI SERVICE COMPANY – SILVER SPRING NETWORKS

STANDARD TERMS AND CONDITIONS

FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM

THIS PHI SERVICE COMPANY STANDARD TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM (this “Contract”) is made and entered into as of this [__] day of [______________], 2009 (the “Effective Date”),  by and between PHI Service Company, for itself, and/or as agent for any of its affiliate(s) either identified on the front of the Purchase Order, owned by or under common control with PHI Service Company, or receiving possession of the Work done (as defined below) (hereinafter, “Owner”), and Silver Spring Networks, Inc., a Delaware corporation,  (hereinafter, “Supplier”). Each entity is sometimes individually referred to herein as a “Party” and are sometimes collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, Owner desires to engage Supplier to supply and install the Smart Grid System, as more particularly defined below and in the Statement of Work attached  hereto and incorporated herein as Exhibit B; and

WHEREAS, Supplier desires to provide such services, all in accordance  with the terms and conditions set forth in this Contract; and

WHEREAS, Supplier has participated in the preparation of the Statement of Work and has reviewed all other documents relating to the System which Supplier has deemed necessary in connection with this Contract; and

WHEREAS, Supplier is willing to guarantee the timely completion and operating performance of the System.

NOW, THEREFORE, in consideration of the sums to be paid to Supplier by Owner and of the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS
1.1	For the purposes of this Contract, except as otherwise expressly provided, the following terms shall have the following meanings. The meanings specified are applicable to both singular and plural.

“Acceptance” means Owner’s determination  that the Work has been completed in accordance with the terms and conditions of this Contract, as per the requirements of the SOW. It is expressly understood and agreed, however, that Owner’s acceptance of all or part of the Work, shall not relieve Supplier from liability of its guarantee and warranty obligations, and shall in no event be deemed a waiver by Owner in any respect or degree whatsoever of any of the terms and conditions of this Contract or any rights of Owner should Supplier fail to comply strictly with the terms and conditions of this Contract.

“Acceptance Tests” means the tests to be conducted prior to final acceptance by owner.

“Acceptance Tests Procedures” means the written test procedures, standards, protective settings, and the testing program produced by Supplier and agreed to by Owner for the Acceptance Tests in accordance with Exhibit B.

“Affiliate” means, with respect to any Person, another Person that is controlled by, that controls or is under common control with, such Person; and, for this purpose, “control” with respect to any Person shall mean the ability to effectively control, directly or indirectly, the operations and business decisions of such Person whether by voting of securities or partnership interests or any other method.

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“Applicable Law” includes any applicable statute, law, rule, regulation, code, ordinance, judgment, decree, writ, order or the like, of any national, federal, provincial, state or local court or other Governmental Authority, and the interpretations thereof, including, without limitation, any statute, law, rule, regulation, code, ordinance, judgment, decree, writ, order or the like, regulating, relating to or imposing liability or standards of conduct concerning:

(a)	Owner, Supplier, the Site or the performance of any portion of the Work or the Work taken as a whole, and the operation of the System; or
(b)	safety and the prevention of injury to persons and the damage to property on, about or adjacent to the Site or any other location where any other portion of the Work shall be performed.

“Business Day” means a Day, other than a Saturday or Sunday or holiday, on which Federal banks are generally open for business, in the District of Columbia.

“Certificate of Final Completion” means a certificate executed by Owner certifying that Final Completion of the System has occurred.

“Confidential Information” means information, ideas or materials now or hereafter owned by or otherwise in the possession or control of, or otherwise relating to, one Party or any of its Affiliates, including, without limitation, inventions, business or trade secrets, know-how, techniques, data, reports, drawings, specifications, blueprints, f1ow sheets, designs, or engineering, construction, environmental, operations, marketing or other information, together with all copies, summaries, analyses, or extracts thereof, based thereon or derived therefrom, disclosed by one Party (the “Disclosing Party”) to any other Party or any of its Affiliates or any of their respective directors, employees or agents (the “Receiving  Party”); provided,  that Confidential Information of Owner shall also mean information, ideas or materials disclosed by Owner or deduced  by Supplier from information supplied by Owner or as a result of visits by Supplier to the premises of Owner; provided, further, that Confidential Information shall not include any information that: (i) the receiving Party can reasonably demonstrate was in its possession, care, custody or control, on a non-confidential basis, prior to disclosure hereunder by the disclosing Party; (ii) is or becomes publicly known through no wrongful act of the receiving Party; (iii) is lawfully received by the receiving Party from a third party not bound by a confidentiality  obligation to the disclosing Party; or (iv) has been independently developed without reference to or use of any Confidential Information of the other Party.

“Contract” has the meaning set forth in the Preamble.

“Contract Change Authorization Form” shall mean written authorization from the Owner modifying any or all of the Scope of Work, Contract Price or Critical Path Schedule, a form of which is attached as Exhibit H.

“Contract Milestone Event” shall mean an event that triggers a payment from Owner to Supplier under the Payment Schedule.

“Critical Path Item(s)” means the items identified as critical path items on the Critical Path Schedule.

“Critical Path Schedule” means a critical path schedule prepared by Supplier and approved by Owner describing the estimated time of completion of the Critical Path Items for completion of the System by Supplier, as such schedule may be modified in accordance with Section 7.4.

“Day” or “day” mean a calendar day, unless otherwise specified.

“Defect” means, unless otherwise specifically defined elsewhere herein, any designs, engineering, materials, Equipment, tools, supplies, or installation or other Work which:

(a)	do not conform to the Statement of Work and Specifications either as contained in this Contract or issued by Supplier for the System; or
(b)	adversely affects the safe operation of the System during the System’s design life ***, assuming such Operation in accordance with appropriate operating procedures; or
(c)	demonstrably affects the *** of the System.

‘‘Delay Notice” has the meaning set forth in Section 8.1.

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“Deliverables Schedule” means the schedule identifying the documents to be delivered by Supplier for Owner’s review in accordance with Exhibit B.

“Design Documents” shall have the meaning set forth for such term in Section 3.2.

“Dispute” shall have the meaning set forth for such term in Section 38.1.

“Dispute Notice” shall have the meaning set forth for such term in Section 38.1(b).

“Dollars” or “$” means the currency in which all amounts in this Contract are expressed and all payments required hereunder shall be paid in - i.e., the lawful currency of the United States of America.

“Drawings and Specifications” means drawings, specifications, plans and designs that are prepared by or for Supplier and are required to be furnished to Owner under Exhibit B.

“Effective Date” shall have the meaning set forth for such term in the Preamble.

“Equipment” means all Supplier hardware and Firmware provided by Supplier to Owner under this Contract pursuant to a Purchase Order. (*** to the extent *** with Section ***).

“Excusable Delay” means any of the following:

(a)	Owner Caused Delay which has adversely affected the schedule; or
(b)	Force Majeure event.

“Executive Settlement” shall have the meaning set forth for such term in Section 38.1 (c).

“Exhibits” means the exhibits listed in the Table of Contents and attached hereto as incorporated herein in their entirety by this reference.

“Extra Work” shall have the meaning set forth for such term in Section 15.1.

“Final Completion” means satisfaction by Supplier or waiver by Owner of all of the conditions for final completion of the System set forth in Section 13.3.

“Final Completion Date” means the date on which Final Completion occurs.

“Final Completion Guarantee Date” means such date as agreed to by the Parties as provided for in the SOW.

“Final Supplier’s Invoice” means the final Supplier’s Invoice submitted in accordance with Section 6.5.

“Final Payment” means the final payment made by Owner to Supplier in accordance with Section 6.5.

“Firmware” means the object code version of Supplier proprietary software that is embedded in the Equipment, as updated from time to time.

“Force Majeure” means any event beyond the reasonable control of the affected Party (and the results of such events) including, but not limited to, any war, declared or not, hostilities, belligerence, blockade, revolution, insurrection, terrorism, riot, or public disorder; expropriation, requisition, confiscation, or nationalization; export or import restrictions by any Governmental Authorities; closing of harbors, docks, canals, or other assistances to or adjuncts of the shipping or navigation of or within any place; rationing or allocation, whether imposed by law, decree, or regulation, or by compliance of industry at the insistence of any Governmental Authorities; fire, flood, earthquake, volcano, tide, tidal wave, or perils of the sea; or unusually severe storms and other weather conditions including typhoons, hurricanes, tornadoes, lightning, and drought; provided, however, that the following events, matters or things shall not constitute Force Majeure: (a) any labor disturbance or dispute of Supplier’s personnel or any Subsupplier’s personnel at the Site; and (b) mechanical failures unless caused by Force Majeure.

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“Key Personnel” shall have the meaning set forth for such term in Section 10.3.

“Liquidated Damages” are defined in Exhibits B and K.

“Loss(es)” means any and all liabilities (including, but not limited to, liabilities arising out of the application of the doctrine of strict liability), obligations, losses, damages, penalties, claims, actions, suits, judgments, costs, expenses and disbursements, (including legal fees and expenses and costs of investigation), of whatsoever kind and nature, but subject to the exclusions of certain types of damages and limitations of liability set forth in Section 36.

“Manufacturing Know-How” shall include all of the specifications and information necessary to manufacture all of the System components, including but not limited to the names and contact information for all current suppliers and manufacturers, engineering designs, reference designs, drawings, interfaces, testing protocols, quality control protocols, communication protocols, maintenance guides, and the like.

“Material” shall mean any Equipment, ***, Software, ***, manuals, and/or documentation to be provided by or on behalf of Supplier whether or not incorporated by Owner or Supplier into the System “Material” does not include items that are sold by Supplier to ***.

“Monthly Progress Report” means a written monthly progress report prepared by Supplier in form and content approved by Owner.

“Negotiation Period” shall the meaning set forth for such term in Section 38.1.

“Non-Supplier Work” shall have the meaning set forth for such term in Section 4.2.

“Non-Critical Deficiencies” means a Defect identified by Owner or Supplier as being required for Final Completion but which does not affect the operability, safety or mechanical integrity of the System.

“Notice” or “notice” means, for the purpose of health and safety related concerns, a verbal or written communication; however, for all other purposes, “Notice” or “notice” means a written communication between the Parties required  or permitted by this Contract and conforming to the requirements of Section 35.

“Notice of Final Completion” means a Notice from Supplier to Owner in accordance with Section 13.3 that the System has satisfied the requirements for Final Completion.

“Owner” has the meaning set forth in the Preamble.

“Owner  Caused  Delay”  means a delay in Supplier’s performance of the Work that is caused  by Owner’s  acts or omissions (other than by exercise  of rights under this Contract,  including the exercise  by Owner of the right to have defective or nonconforming Work corrected or reexecuted).

“Owner Event of Default” has the meaning set forth in Section 19.3.

“Owner’s Executive” shall have the meaning set forth for such term in Section 38.1.

“Payment Schedule” shall mean a schedule of payments that provides for portions of the Contract Price to be paid upon the attainment of specific Contract Milestone Events and/or Payment Schedule Milestone Dates.

“Payment Schedule Milestone Date” shall mean the date set forth on the Payment Schedule for payment of a specific Contract Milestone Event.

“Partial Payment Invoice” shall have the meaning set forth for such term in Section 6.4.

“Partial Payment” shall mean Owner payment of a Partial Payment Invoice.

“Performance Guarantees” means those guarantees incorporated into Exhibit B.

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“Person” means any individual, corporation, company, voluntary association, partnership, incorporated organization, trust, limited liability company, or any other entity or organization including any Governmental Authority.

“Plan” has the meaning set forth in Section 7.5.

“Project Manager” has the meaning set forth in Section 10.5.

“Punchlist” means a schedule of ***.

“Required  Manuals” means those  operation and maintenance manuals and instructions, component and equipment manuals and training  aids reasonably necessary to efficiently start up, operate,  maintain and shut down the System.

“Site” means those areas designated by Owner in Exhibit B for the performance of the Work.

“Software” means all utility network management software (e.g., *** and associated modules, including but not limited to ***) and software tools licensed by Supplier to Owner hereunder, as identified in Exhibit J, and includes all corrections, updates and modifications to, and new versions of, such software, delivered to Owner under the software maintenance provisions of this Contract.

“Statement of Work” or “SOW” means the requirements regarding the Work set forth in this Contract or in Exhibit B.

“Subcontractor Supplier” means any Person, other than Supplier, who performs, at Supplier’s request, any portion of the Work at the Site (including any subcontractor of any tier) in furtherance of Supplier’s obligations under this Contract.

“Substantial Completion” shall have the meaning set forth for such term in Section 13.4.

“Supplier” has the meaning set forth in the Preamble.

“Supplier Deliverables” means the System, as well as System descriptions, and Required Manuals, as listed on Exhibit B, to be delivered to Owner in accordance with the requirements of this Contract.

“Supplier Equipment” means all Supplier hardware, devices, products (other than Software) and Firmware provided by or on behalf of Supplier to Owner under this Contract pursuant to a Purchase Order and the documentation with respect thereto.

“Supplier Event of Default” has the meaning set for in Section 19.1.

“Supplier Final Invoice” shall mean the invoice submitted by Supplier to Owner upon Final Completion as described in Section 6.5.

“Supplier Final Release of Liens Certificate” shall have the meaning set forth for such term in Section 34.1.

“Supplier’s Executive” shall have the meaning set forth for such term in Section 38.1.

“Supplier’s Invoice” means an invoice from Supplier to Owner in a form approved by Owner.

“System” means the Material, the Work and the engineering and implementation services which together, provide the functionality and requirements of the SOW.

“Third-Party Equipment” means all third-party hardware, devices and products and Third-Party Firmware provided by or on behalf of Supplier to Owner under this Contract pursuant to a Purchase Order.

“Third-Party Firmware” means the object code version of third-party proprietary software that is embedded in the Equipment, as updated from time to time.

Third-Party Software means all non-Vendor software provided by or on behalf of Supplier to Owner under this Contract pursuant to a Purchase Order.

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“UIQ” – ***.

“Vendor(s)” means the Persons that supply hardware, third-party software or third-party imbedded software to Supplier or any Subcontractor in connection with the performance of the Work.

“Vendor Warranty” means a warranty provided by a Vendor or Subcontractor to Supplier for contracted-for hardware, third-party software or third-party imbedded software.

“Warranty Period” shall have the meaning set forth for such term in Section 16.2.

“Work” means all obligations, duties, and responsibilities assigned to or undertaken by Supplier under this Contract with respect to the System, including all engineering and design, procurement, manufacturing, construction and erection, installation, training, start-up (including calibration, inspection, and start-up operation), and testing included in or required for the System, including all items described in the Statement of Work and all deliverables with respect thereto. Where this Contract describes a portion of the Work in general, but not in complete detail, the Parties acknowledge and agree that the Work includes any tasks and activities that are typically contemplated in connection with the described SOW.  The Work does not include NonSupplier Work.

2.	AGREEMENT, EXHIBITS, CONFLICTS
2.1

Exhibits. This Contract includes the Exhibits attached hereto and any reference in this Contract to an “Exhibit” by letter designation or title shall mean one of the exhibits identified in the table of contents and such reference shall indicate such Exhibit herein.

2.2

Terms; References. Terms defined in a given number, tense, or form shall have the corresponding  meaning when used in this Contract with initial capitals in another number, tense or form. Except as otherwise expressly noted, reference to specific Sections, Subsections, and Exhibits are references to such provisions of or Exhibits to this Contract. References containing terms such as “hereof, “herein”, “hereto”, “hereinafter”, and other terms of like import are not limited in applicability to the specific provision within which such references are set forth but instead refer to this Contract taken as a whole. “Includes” or “including” shall not be deemed limited by the specific enumeration of items, but shall be deemed without limitation.

2.3

Conflicts in Documentation. If there is an express conflict between the provisions of this Contract or any Exhibit hereto, provisions of this Contract as it may be amended from time to time, take precedence over any Exhibit.  This Contract shall take precedence over any other or additional terms and conditions submitted by Owner in any Purchase Order or similar document (other than price, quantity, destination, and description of goods and services); provided, however, that such ***. Neither *** or *** shall be construed as ***.

3.	RESPONSIBILITIES OF OWNER
3.1

Project Communication.  Owner shall designate (by a Notice delivered to Supplier) appropriate individuals who shall act as primary points of contact for Supplier with respect to specific aspects of the Work.

3.2

Owner Provided Documents. Owner shall provide Supplier with all available information, as required, for the completion of the Work. All specifications and other Design Documents are provided by Owner to Supplier solely for the purpose of describing the Work that is to be provided by Supplier under this Contract. Owner will use reasonable efforts to minimize errors in information provided to Supplier.  Supplier, in performing the Work, shall use reasonable efforts to call attention to and verify critical aspects and details of the information provided by Owner.

4.	RESPONSIBILITIES OF SUPPLIER
4.1

Project Communication. Supplier shall designate (by a Notice delivered to Owner) appropriate individuals who shall act as primary points of contact for Owner with respect to specific aspects of the Work.

4.2

Scope. Supplier shall perform, furnish, and be responsible for, the Work, including labor, hardware, software, third-party software, and/or third-party imbedded software, as detailed in Exhibit B, necessary to provide an operable System in accordance with the provisions of this Contract; provided, however, that Owner reserves the right to specify, either in the SOW or otherwise, certain portions of the System that will be supplied by other Suppliers, vendors or by Owner (referred

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to collectively as “Non-Supplier Work”). Supplier agrees to coordinate its Work with any Non-Supplier Work so as not to cause any delay in the Critical Path Schedule.
4.3

Performance of Work. Supplier shall be duly registered, and shall hold whatever licenses are required for the specific work being performed. Supplier shall ensure that all of the Work complies with local, state and federal codes and regulations and with applicable Industry Standards. Supplier shall ensure that its personnel are familiar with the above codes, standards and regulations and their appropriate application.

4.4

Design of System. Supplier shall design the System so that it is capable of operating as specified in the Statement of Work, in compliance with Industry Standards, Applicable Laws and Applicable Permits.

4.5

Organization. Supplier shall maintain a qualified and competent organization with adequate capacity and knowledgeable personnel and facilities to execute the Work in a safe, efficient and professional manner at a rate of progress in accordance with the Key Date Schedule and the Critical Path Schedule.

5.	COVENANTS, REPRESENTATIONS AND WARRANTIES
5.1	Supplier Covenants, Representations and Warranties. Supplier covenants, represents, and warrants to Owner that:
(a)

Organization, Standing and Qualification. Supplier is a corporation, duly organized, validly existing, and in good standing under the laws of Delaware and has full corporate power authority to execute, deliver and perform its obligations hereunder and to engage in the business it presently conducts and contemplates conducting, and is and will be duly licensed or qualified and in good standing under the laws of Delaware and California.

(b)

Skills. Supplier has all the required authority, ability, skills, experience and capacity necessary to, and shall diligently, provide the Work in a timely and professional manner, utilizing sound engineering principles, project management procedures,  and supervisory procedures, all in accordance within best practices in the software industry. Supplier has the experience and skills necessary to determine, and Supplier has reasonably determined, that Supplier can perform the Work.

(c)

Enforceable Contract. This Contract has been duly authorized, executed and delivered by or on behalf of Supplier and is, upon execution and delivery, the valid and binding obligation of Supplier, enforceable against it in accordance with its terms, except as such enforceability may be limited  by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally and by general equitable  principles.

(d)

No Conflict. The execution, delivery and performance of this Contract by Supplier will not (a) conflict  with or cause any default  under (i) its organizational documents; (ii) any indenture,  mortgage,  chattel  mortgage, deed of trust, lease, conditional sales contract,  loan or credit arrangement or other agreement  or instrument to which Supplier  is a party or by which it or its properties may be bound or affected; or (iii) any Applicable Laws, or (b) subject  the System,  or any component part thereof or the Site (or any portion  thereof) to any lien other than as contemplated or permitted by this Contract.

(e)

No Suits; Proceedings. As of the Effective Date of this Contract,  there is no action, proceeding or governmental investigation pending  or, to Supplier’s knowledge, threatened against  Supplier  which questions the validity  of this Contract or Supplier’s intellectual property  rights, and there is no action,  proceeding or governmental investigation pending  or, to Supplier’s knowledge, threatened  which is likely to result in any material  adverse change in the ability  of Supplier  to perform  its obligations under this Contract.

(f)

Patents. Supplier owns or has the right to use all patents, trademarks, service  marks, trade names,  copyrights, licenses,  franchises, and permits necessary  to perform  the Work without  material  conflict with the rights of others; provided  that the remedy for breach of this Section 5.1 (f) is Supplier’s indemnification in accordance with Section 25.

(g)

System. Supplier acknowledges that this Contract constitutes an obligation to ***, complete to the extent specified in the SOW or otherwise, within the time and for the purpose designated herein; provided, however, that, as set forth in Section 4.2, Owner reserves the right to specify, either in the SOW or otherwise, that certain portions of the ***. As specified  in the applicable SOW, Supplier is obligated to ***, and to supply and perform ***, in each case as may reasonably be required, to complete  the Work such that the System satisfies the applicable terms, conditions, Performance Guarantees and other guarantees and requirements set forth in this Contract; provided, however, that ***.

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(h)

Legal Requirements. The System can and shall be built in conformity with Applicable Laws. The Work and Supplier’s warranty obligations herein will be performed in conformity with all Applicable Laws and Applicable Permits.

(i)

Financial Condition. Supplier is financially solvent, able to pay its debts as they mature, and possessed of sufficient working capital, or access thereto, to complete its obligations under this Contract.

(j)	Licenses. All Persons who will perform any portion of the Work have or will have all business and professional certifications required by Applicable Law to perform the services under this Contract.
5.2	Owner Covenants, Representations and Warranties. Owner covenants, represents, and warrants to Supplier that:
(a)

Organization, Standing and Qualification. Owner is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has full corporate power and authority to execute, deliver and perform its obligations hereunder.

(b)

Enforceable Contract. This Contract has been duly authorized, executed and delivered by or on behalf of Owner and is, upon execution and delivery, the valid and binding obligation  of Owner, enforceable against Owner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally and by general equitable principles.

(c)

No Conflict. The execution, delivery and performance of this Contract by Owner will not conflict with or cause any default under (a) its organizational documents; (b) any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other agreement or instrument to which Owner is a party or by which it or its properties may be bound or affected; or (c) any Applicable Law.

(d)

Governmental Approvals. Neither the execution, delivery nor performance by Owner of this Contract requires the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in  respect of, any Governmental Authority.

(e)

No Suits or Legal Proceedings. There is no action, proceeding or investigation pending or, to Owner’s knowledge, threatened against Owner which questions the validity of this Contract, and there is no action, proceeding or investigation pending or, to Owner’s knowledge, threatened which is likely to result in any material adverse change in the ability of Owner to perform its obligations under this Contract.

(f)

Owner represents and warrants that, as of the date of this Contract, its publicly filed financial statements, together with the respective schedules and notes relating thereto, present fairly the financial position of Owner and its consolidated subsidiaries at the dates indicated and the results of operations and cash flows of Owner and its consolidated subsidiaries for the periods specified. Said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may otherwise be stated therein. Since the date of the ***, whether or not ***. Owner has been ***.

6.	PRICES AND PAYMENT
6.1	Contract Price. Supplier shall perform the Work for the Contract Price.
6.2

Taxes. Supplier shall be responsible for all Taxes and duties applicable to the Work. Owner shall provide evidence, upon request, for exemption from applicable state sales and use taxes. Prepaid freight charges on goods sold “F.O.B. Destination”, must be shown separately. Where the Buyer is identified as Delmarva Power and Light Company, Maryland Sales and Use Tax shall not be billed pursuant to Maryland Permit No. 17. Where the Buyer is identified as Atlantic City Electric Company, New Jersey Sales Tax shall not be billed pursuant to Direct Payment Permit No. 210-398-280/000. Where the Buyer is identified as Potomac Electric Power Company (Pepco), Maryland Sales and Use Tax shall not be billed pursuant to Maryland Permit No. 47185 and District of Columbia Sales and Use Tax shall not be billed pursuant to District of Columbia Permit No. 4911-0002107-001.

6.3

Full or Partial Payment. Payment by Owner to Supplier shall be made, according to the Payment Schedule attached hereto as Exhibit K. All invoices submitted by Supplier to Owner shall be in a form approved by Owner. All invoices must be submitted by the *** of the month following the month for which payment is requested; provided, however, that failure to submit an invoice within said *** period shall not relieve Owner of its obligation to make payment.

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6.4	Owner Payment of Invoice.
(a)	All invoices are subject to Owner’s review and approval, not to be unreasonably withheld. invoices approved by Owner shall be due and payable by Owner *** by Owner of receipt of said invoice.
(b)

Owner’s Payment of an Invoice(s) shall not be considered as conclusive evidence of the performance of the Contract, either wholly or in part, nor shall any payment be construed as acceptance of any of defective part of the System.

6.5	Final Invoice.
(a)	Upon Final Completion, Supplier shall prepare and submit to Owner a final invoice in accordance with Exhibit K.
(b)	As a condition precedent to Owner’s obligation to pay the Supplier’s final invoice, Supplier shall provide, or have provided, the following to Owner:
i)	Supplier’s Final Release of Liens Certificate; and Subcontractors’ Release of Lien Certificate;
ii)	Punch list items complete; and
iii)	All deliverables, including “as built” drawings and any long term warranties for the System and any System Components.
(c)

Within *** from the receipt of the Supplier’s final invoice, Owner will either approve and pay said Supplier’s final invoice by issuing Final Payment, or notify Supplier in writing of the need for additional supporting data and/or reasons for withholding approval; provided, however, that in the event that any portion of the Work does not materially conform to the requirements of the Contract, the final invoice will be paid in accordance with Exhibit K.

7.COMMENCEMENT AND SCHEDULING OF THE WORK

7.1

Commencement of Work. From and after the date that Owner issues the initial PO, Supplier shall perform the Work in accordance with Exhibit B and shall thereafter diligently pursue the Work assigning to it a priority that should reasonably permit the attainment of Final Completion on or before the Final Completion Guarantee Date.

7.2

Supplier’s Acknowledgment. Supplier expressly agrees that the period of time specified to complete all Work and the timely achievement of the Final Completion Guarantee Date includes allowance for normal hindrances and delays incident to the Work. No claim shall be made by Supplier for hindrances or delays during the progress of the Work, except as provided under Sections 8 and 15.

7.3

Prosecution of Work. Supplier shall prosecute the Work in accordance with the System Schedules. Supplier shall cause Final Completion to occur on or before the Final Completion Guarantee Date (as such date may be extended pursuant to Sections 8 or 15 or of any other provision hereof).

7.4

Critical Path Schedule. Either on the Notice to Proceed Date or as soon thereafter as may be reasonably agreed to by Owner, Supplier shall provide Owner with a Critical Path Schedule. Until Final Completion, Supplier shall update its Critical Path Schedule to reflect the current status of the Work. The updates shall be performed and provided to Owner on a monthly basis as part of the Monthly Progress Report. Supplier shall advise Owner of any proposed Critical Path Schedule changes of more than *** and the reasons therefor. Supplier shall continually be aware of factors that are delaying or that could delay the Critical Path Schedule and shall take remedial actions reasonably within its control to eliminate or minimize schedule delays caused by Supplier, including, without limitation, payment of overtime for the employees of Supplier and Subcontractors Supplier and the assignment of additional personnel and/or other resources.

7.5

Plan. If Supplier fails to complete any of the items set forth in the Critical Path Schedule within *** after the date set forth for completion of such item, then Supplier shall, within ***, submit to Owner a written plan (the “Plan”) to complete all necessary Work to achieve Final Completion not later than the Final Completion Guarantee Date, including a revised Critical Path Schedule. Owner shall have the right to promptly review and comment in writing on the Plan. If Owner provides comments to the Plan, then Supplier shall promptly resubmit a revised Plan addressing such comments. Delivery of the Plan by Supplier and approval of the Plan by Owner does not impair or otherwise affect Supplier’s obligation to achieve Final Completion not later than the Final Completion Guarantee Date.

7.6

Progress Reporting. Beginning on the first calendar month following the Effective Date, and on the first day of each month following such date, Supplier shall prepare a Monthly Progress Report and submit it to Owner within *** after the end of each calendar month. In addition, Supplier shall keep, and furnish to Owner at Owner’s request, copies of progress

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reports provided to Supplier by Subcontractors and such other information as Owner may reasonably require to determine that the Work is progressing according to the Critical Path Schedule.
7.7

Meetings. Supplier shall schedule and conduct meetings with Owner at such location as the Parties may agree, for the purpose of reviewing the progress of the Work and adherence to the Critical Path Schedule. The frequency of such meetings shall be established and modified, from time to time, by mutual agreement of Owner and Supplier; provided, however, if Owner reasonably believes that Supplier will complete fewer than all of the Critical Path Items within ***, then Owner shall be entitled to require that meetings occur as frequently as weekly. If Owner so requests, Supplier shall cause a representative of any affected SubSupplier or Vendor to attend such meeting.

7.8	Acceleration of Work.
(a)

When Work is Delayed. In the event of any delay caused solely by Supplier, which causes the prosecution of the Work to be more than ***  behind the Critical Path Schedule, Owner may, by Notice to Supplier, direct that the Work be accelerated by means of overtime, additional crews or additional shifts or resequencing of the Work, ***.

(b)

General Provisions. In the event of any acceleration requested pursuant to this Section 7.8, Supplier shall promptly provide a plan for such acceleration, including Supplier’s recommendations  for the most effective and economical acceleration.

8.	EXCUSABLE DELAY
8.1

Notice. If Supplier’s ability to perform its obligations under this Contract is affected by an Excusable Delay, Supplier shall, within *** after it becomes aware of such delay, give Notice to Owner (a “Delay Notice”) stating the nature of the event, its anticipated duration and effect upon the performance of Supplier’s obligations, and any action being taken to avoid or minimize its effect. The burden shall be on Supplier to prove the existence of an Excusable Delay.

8.2

Scope of Suspension:  Duty to Mitigate. The suspension of performance due to an Excusable Delay shall be of no greater scope and no longer duration than is required by such event. Supplier shall use its reasonable efforts (a) to mitigate the duration of, and costs arising from, any suspension or delay in the performance caused by such Excusable Delay, (b) to continue to perform its obligations hereunder, to the extent that it is reasonably possible to do so in light of the circumstances giving rise to the Excusable Delay, and (c) to remedy its inability to perform caused by such Excusable Delay. When Supplier is able to resume performance of its obligation under this Contract, Supplier shall give Owner written Notice to that effect.

8.3

Supplier’s Remedies. If an event of Excusable Delay occurs, then the Final Completion Guarantee Date shall, where reasonably necessary, be extended by the period of time, if any, that Supplier is delayed in the performance of its Work as a result of such event and the Critical Path Schedule shall be correspondingly adjusted.

8.4

Events of Force Majeure. No failure or omission to carry out or observe any of the terms, provisions, or conditions of this Contract shall give rise to any claim by any Party against the other Party, or be deemed to be a breach or default of this Contract if such failure or omission shall be caused by or arise out of an event of Force Majeure.

9.	SUBCONTRACTORS AND VENDORS
9.1

Use of Subcontractors. Subject to Owner’s review and prior approval Supplier may employ Subcontractors to complete any part or parts of its Work under this Contract. Owner shall not unreasonably withhold approval of Supplier’s employment of Subcontractors.

9.2

Supplier Accountable to Owner. No subcontract shall in any way relieve the Supplier of its obligations to Owner under this Contract, nor purport to bind Owner thereunder. (Supplier shall use commercially reasonable efforts to include in its agreements with subcontractors providing services a provision permitting the assignment thereof by the Supplier to Owner.)

9.3

Subcontractors Subject to Terms of this Contract. Each Subcontractor employed by the Supplier shall agree in writing to comply with the confidentiality, health and safety, and compliance with laws provisions of this Contract. If required by Owner, Supplier shall provide written acknowledgement, executed by each Subcontractor, of compliance with this provision.

9.4

No Contractual Relationship Between Owner and Subcontractors. Except as to subcontracts expressly assumed by Owner, this Contract does not create any contractual relationship between any Subcontractor and Owner. Owner shall have no

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obligation to communicate directly with any Subcontractor. The Supplier shall keep Subcontractors fully informed of all aspects of Work on the System, including information provided by Owner, including but not limited to, any pre-bid and pre-award meetings.

9.5	Supplier Is Responsible for Subcontractors. The Supplier shall be liable to Owner for the acts and omissions of its Subcontractors and of persons either directly or indirectly employed by them.
9.6

Subcontractors to Provide Supervisory Personnel. Supplier shall ensure that each Subcontractor provides sufficient supervision to assure proper attention to the Services done on the System and to provide reasonable liaison with Owner through the Supplier. These supervisory personnel shall be authorized to act upon notices, directions, and instructions of the Supplier and make all necessary decisions relating to Work on the System. Whenever Subcontractors are working on the System Site, a representative of the Supplier shall also be present.

9.7

Subcontracting by Subcontractors. Supplier shall ensure that Subcontractors shall not subcontract their assigned portion of the Work or duties to any other individual, group or person not directly on their payroll with the exception(s) of the following conditions: (a) Suppliers of plant and/or Equipment necessary to perform the Work; (b) Suppliers of material or material components necessary to perform the Work; (c) wholly owned subsidiary companies of Subcontractors; and/or (d) as may be otherwise approved by Owner.

10.	LABOR RELATIONS
10.1

General Management of Employees. Subject to Sections 10.3 and 10.4, and notwithstanding  the provisions of Section 10.2, Supplier shall preserve its rights to exercise and shall exercise its management rights in performing the Work. Such management rights shall include the rights (a) to hire, discharge, promote, and transfer employees, (b) to establish and enforce reasonable standards of production, (d) to determine the number of employees necessary to perform a task, job, or project, and (e) to establish, maintain, and enforce rules and regulations conducive to efficient and productive operations.

10.2

Labor Disputes. Supplier shall use reasonable efforts to minimize the risk of labor-related delays or disruption of the progress of the Work. Supplier shall advise Owner promptly, in writing, of any actual or threatened labor dispute of which Supplier has knowledge that might materially affect the performance of the Work by Supplier or by any of its Subcontractors or Vendors. Notwithstanding the foregoing, the settlement of strikes, walkouts, lockouts or other labor disputes shall be at the discretion of the Party whose employees are involved.

10.3

Personnel. Supplier’s personnel, if identified as key personnel in Exhibit B, are hereby specified as “Key Personnel” and are deemed necessary for the successful performance of the Work. Supplier agrees that, except for promotions (but not to other projects), sickness, death, leaving its employ, or at the specific request or approval of Owner, that such Key Personnel will remain on the project team responsible for performing the Work. Owner shall be afforded the opportunity to meet with and review the qualifications of proposed Key Personnel replacements and to approve the assignment of such replacement personnel, such approval not to be unreasonably withheld. Each proposed replacement shall be at least as equally well qualified as the individual leaving the System. For the positions described in Exhibit B, for which Owner has not identified a particular individual as a Key Personnel, Owner shall be afforded the opportunity to meet with and review the qualifications of proposed Personnel and their replacements and to approve the assignment of such replacement personnel, such approval not to be unreasonably withheld.  Each proposed replacement shall be well qualified for the position.

10.4

Removal of Personnel. All personnel assigned by Supplier to the System are subject to removal at the reasonable request of Owner. Whenever possible, replacements should be brought to the project team early, prior to the departure of the individual being replaced. Owner shall not be responsible for paying any fees for any such replacement person’s time spent acquiring knowledge of the Work.

10.5

Project Manager. Supplier’s Project Manager designated on Exhibit B has full responsibility for the prosecution of the Work and shall act as a single point of contact with Owner in all matters on behalf of Supplier.

10.6

Supplier Employee Compensation. Supplier shall accept full and exclusive liability for its personnel’s salaries, employee benefits, allowances for vacation, sick leave, holiday pay, employee insurance and retirement benefits, all payroll taxes, workers’ compensation and employer’s liability insurance, and other insurance premiums measured by payroll costs, other contributions  and benefits imposed by any applicable law or regulation, plus all Supplier’s personnel expenses incurred in conformance with standard Supplier policy, including travel, accommodation and subsistence expenses. Owner shall not be responsible for Supplier personnel administration matters as such relate or are applied to such personnel including, without limitation, pay, internal discipline, equal opportunity or discrimination claims.

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10.7

Background Investigations. Supplier shall have a background investigation conducted on all its employees who will be assigned to perform any of the Work under this Contract on Owner’s premises or at Owner’s facilities or who will have access to Owner’s  systems and data, and shall require any Subcontractor performing any portion of the Work to similarly conduct background investigations on all Subcontractor employees who will be assigned to perform a portion of such Work. Such background investigation shall, at a minimum, include a complete criminal history records check, conducted no more than one (1) year prior to assignment the Work, which shall report all felony convictions within the previous seven years. Such background investigation shall be conducted by a competent professional organization and shall be in compliance with the Fair Credit Reporting Act and applicable state laws. Supplier agrees to provide Owner with ***. Owner reserves the right, in its sole discretion, to refuse to allow any individual with a past felony conviction to perform work for Owner.

10.8

Drug and Alcohol Policy. Owner requires that all employees of Supplier and its Subcontractors that perform any of the Work at the System be free of drugs and the influence of alcohol. All such employees, when reporting for duty and while on duty, must be “fit for duty,” defined as the appropriate mental and physical condition necessary to perform work in a safe, competent manner, free of the influence of drugs and alcohol Possession of drugs, drug paraphernalia, and alcohol is prohibited on Owner work sites.

11.	INSPECTION; EFFECT OF REVIEW AND COMMENT
11.1

Right to Reject Work. Regardless of whether payment has been made therefor, Owner shall have the right to reject any portion of the Work that contains any Defect. Upon such rejection, Supplier shall promptly remedy, at its cost and expense, by repair or replacement, any Defect that is identified by Owner as giving rise to such rejection.

11.2

Inspection. Supplier understands that Owner and its representatives have the right to observe and inspect the Work, as well as any hardware, software, third-party software and/or third-party imbedded software, design, engineering, service, or workmanship to be provided hereunder and to observe all tests of the Work and the System. Supplier shall allow Owner and its representatives reasonable access to the Work and the System. Owner shall be entitled to inspect and review Supplier’s drawings and Drawing and Specifications or technical details pertaining thereto as reasonably requested by Owner or its representatives. Supplier shall attempt, in good faith, to incorporate such inspection rights in all Equipment purchase orders and subcontracts. To facilitate such observations and inspections, Supplier shall maintain at the Site a complete set of all Drawings and Specifications and current Critical Path Schedule. Supplier shall comply with all inspection and testing requirements.

11.3

Limitation on Owner’s Obligations. Inspection, review, approval or comment by Owner with respect to any subcontract or purchase order or any Drawings and Specifications,  samples, and other documents, or any other work or services performed by Supplier, or any Subcontractor or Vendor, is solely at the discretion of Owner and shall not in any way affect or reduce Supplier’s obligations to complete the Work in accordance with the provisions of this Contract or be deemed to be a warranty or acceptance by Owner with respect to such Work.

11.4

Inspection by Supplier. Supplier shall perform all inspection, expediting, quality surveillance, and other like services required for the performance of the Work, including inspecting all materials and Equipment that comprise the System or that are to be used in the performance of the Work.

12.	RESERVED
13.	COMPLETION
13.1

Creation of System Punchlist. At such time as the System is available for ***, Supplier shall prepare and submit to Owner a list of ***. Owner may then inspect the System jointly with the Supplier to determine whether the proposed Punchlist is complete. If Owner’s inspection discloses any *** from the proposed Punchlist, any item described on the proposed Punchlist that is not *** described on the Proposed Punchlist), Supplier shall prepare and deliver a revised Punchlist for Owner’s approval. Supplier shall complete any items of Work other than ***, and resubmit a revised Proposed Punchlist to Owner for approval. Owner may then re-inspect the System and the foregoing process shall continue on an iterative basis until Owner has approved the proposed Punchlist. The aggregate of all proposed Punchlists that are acceptable or deemed acceptable to Owner shall be referred to as the Punchlist. ***. Failure to include an item on a Punchlist does not, in any way, alter Supplier’s responsibility to complete all Work in accordance with this Contract.

13.2

***. Supplier shall complete all items on the System Punchlist in accordance with the schedule set forth in such System Punchlist. On ***, Supplier shall revise and update such System Punchlist to include ***.

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13.3	Final Completion. Final Completion of each SOW shall be deemed to have occurrred only if all of the following have occurred as applicable:
(a)	Successful completion of Acceptance Tests;
(b)

Supplier has provided to Owner Owner evidence that all Work requiring inspection by any governmental  authority having jurisdiction has been duly inspected and approved by such authorities to the extent required to operate the System;

(c)	Supplier has *** unless Owner shall have relieved Supplier of its obligation to do so;
(d)	Owner has received ***, and other technical information, each as required hereunder for Owner to operate and maintain the System;
(e)	Supplier has delivered to Owner ***;
(f)	Supplier has ***;
(g)	Supplier has delivered the Final release of Liens Certificate and Subcontractors’ Release of Lien Certificate in accordance with Sections 34.1 and 34.2, respectively; and
(h)	Supplier has delivered to Owner a Notice of Final Completion stating that Supplier believes it has satisfied the provisions of Sections 13.3(a) through (h).
13.4

Supplier’s Access After Substantial Completion. Following Substantial Completion, Owner shall provide Supplier with reasonable and timely access to the System to complete all items on the System Punchlist and to satisfy the other requirements for Final Completion. The Parties expect that Supplier shall accomplish any necessary modification, repairs or additional work with minimal interference with commercial operation of the System and that reductions in and shut-downs of the System’s operations will be required only when necessary, taking into consideration (i) the length of the proposed reduction or shut-down, and (ii) Owner’s obligations and liabilities to its customers or others. Notwithstanding the foregoing, should a reduction in or shut-down of operations be required to complete any items on the System Punchlist or to complete the Work, then such reduction or shut-down shall be scheduled at the reasonable discretion of Owner, and Supplier shall use all reasonable efforts to complete such Work during such Owner scheduled reduction or shut-down. Supplier acknowledges that Owner may schedule such reduction or shut-down at any time including off-peak hours, nights, weekends and holidays.

14.	LIQUIDATED DAMAGES ***

Where applicable, Liquidated Damages *** shall be applied as specified in Exhibits B and K

15.	CHANGES IN THE WORK
15.1

Owner Initiated Changes for Extra Work. Supplier shall not perform any work not specified in the Scope of Work (“Extra Work”) unless and until Owner issues a Contract Change Authorization Form (a copy of which is attached hereto and incorporated herein by reference as Exhibit H). Owner may, at any time during the term of this Contract, request the performance of Extra Work by issuing a Contract Change Authorization Form to Supplier. Any such Extra Work described in a Contract Change Authorization Form shall not impair, affect or void this Contract or give rise to a claim that there has been an abandonment or breach of this Contract.

15.2

Supplier Compliance. The Contract Change Authorization Form shall constitute an authorization to proceed with the extra Work described therein. Upon receipt of the Contract Change Authorization Form Supplier shall:

(a)

If Supplier does not believe that the Extra Work described in the Contract Change Authorization Form will affect the Contract Price or the Deliverables Schedules, or impair Supplier’s ability to fulfill its warranties and contractual obligations hereunder, complete the Extra Work described in the Contract Change Authorization Form.

(b)

If Supplier believes that the Extra Work described in the Contract Change Authorization will affect the Contract Price or Deliverables Schedules, it shall seek Owner’s approval of such effect on Contract Price or Deliverables Schedule by submitting a Claim under Section 33.

15.3

Reduction in Scope of Services. Supplier shall delete any portion of the Work from the Scope of Work upon receipt from Owner of a Contract Change Authorization Form directing such deletion and ***, ***.

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15.4

Ability to Perform. If Supplier believes that the Extra Work, or a Reduction in Scope of Services, ***, Supplier shall so notify Owner, and Supplier will proceed with such Extra Work or Reduction only if Owner and Supplier agree ***.

15.5

Technological Developments. Supplier shall promptly advise Owner of all reasonably available technological advances that are known, or become known, to Supplier over the course of performance of its obligations under the Contract which may result in the Work having added value (i.e., better performance, design, material, longer useful life, etc.) to Owner. Owner may, at its sole discretion, elect to incorporate such advances into the Scope of Work via written Contract Change Authorization Form.

Supplier may request corresponding adjustments to the Contract Price or the Deliverables Schedules pursuant to 15.2(b).

16.	WARRANTIES
16.1	Terms of Warranty. Supplier represents and warrants as follows with respect to the System and Work provided under this Contract:
(a)	That it is solely and entirely responsible for the quality of the Work performed by Supplier and its Subcontractors;
(b)

That the System shall be complete in all respects within the limits and specifications described in  the Contract and that all Work furnished  under the Contract  shall be in material  accordance with the plans and specifications furnished to, and agreed to by, Supplier  and that the Software  is designed  to and will meet the functional  and performance specifications and standards set forth in Exhibit B;

(c)	That the System shall be materially free of defects in design, workmanship, materials and performance, whether patent or latent;
(d)	That Supplier is proficient at providing the Work and that it shall be performed in a skillful, timely, safe and professional manner in strict conformity with the best standard practice;
(e)	That the Equipment shall consist of ***;
(f)	That the System shall be ***;
(g)	That all Equipment and *** that is part of the System and suitable for ***.
(h)	To the extent possible, ***.
16.2	Warranty Periods.
(a)	System Warranty. The warranty period shall be *** from the earlier of the date of *** or such extended time as Owner and Supplier may agree in writing.
(b)

Equipment Warranty. The warranty period shall be *** from the date of delivery or such extended  time as Owner  and Supplier  may agree in writing; for ***, the term of the warranty  shall be the term ***.  Equipment that is repaired, adjusted, modified, or replaced by Supplier pursuant to its obligations hereunder shall be warranted as set forth herein, except that the warranty period shall extend to the greater of: (i) ***; or (ii) ***.

(c)

Software Warranty. The warranty period shall be *** from date of delivery and successful installation but may be extended  for up to *** subject  to Owner *** or such extended  time as Owner and Supplier may agree in writing.

(d)

Exclusions. The foregoing warranty shall not apply to non-conformities in the Software due to one or more of the following causes: (a) modifications not made or approved by Supplier; (b) Owner’s or any third party’s negligence or intentional acts; (c) misuse or abuse, including the failure to use or install the Software in accordance with the Required Manuals; or (d) incorrect data, or data entry or output, as applicable, by Owner, a third party or third party software, hardware or firmware not provided or authorized by Supplier.

(e)

Viruses and Harmful Code Supplier has used and will use *** to scan the Software for and to remove any computer “viruses,” “worms” and other illicit code (i.e., computer viruses, worms, trap doors, time bombs, disabling code, or any similar malicious mechanism designed to interfere with the intended operation of, or cause damage to, computers, data, or Software), and agrees to promptly notify Owner of ***.

16.3

Recall. For a period of *** following the expiration of the initial hardware warranty period of *** and ***, Suppler will provide ***. Supplier will declare a Product Recall when a specific product model, version or manufacturing batch experiences a design related warranty-failure greater than *** in any consecutive *** period. The failure rate will be

14

calculated based on the ***. In the event that a Product is deemed by Supplier to be in Recall, Supplier will notify Owner and will develop for Owner a plan to repair or replace that product, at its discretion, in a timely fashion. Specifically excluded from Product Recalls, or the calculation of a failure rates, are ***.

16.4	Remedy for Breach of Warranty. If, during the warranty period, an item fails to conform to its applicable warranty, Supplier shall provide the following exclusive remedies:
(a)

If any unit of Equipment does not meet the foregoing warranty, ***, ***. Prior to returning a unit of Equipment for repair or replacement, Owner shall obtain from Supplier an RMA number, which shall be indicated on all packaging, labeling, and other communications relating to the return. ***.  If the failure rates for equipment exceed those as stated in Exhibit B, ***.

(b)	Supplier shall ***.
(c)	Supplier shall ***.
(d)	***, ***, ***.
(e)	In lieu of the foregoing paragraphs (a) through (d), the Parties may make such other arrangements as Supplier and Owner may agree upon in writing signed by both Parties which shall include ***.
16.5

Subcontractor Warranties. Supplier warranties provided for herein shall include warranties for portions of the System provided by Subcontractors. Supplier shall also make commercially reasonable efforts to provide, for the benefit of Owner, warranties from Subcontractors for portions of the System that they perform or provide that is equivalent to the warranty provided by Supplier under this Contract; provided, however, that Owner acceptance of the Subcontractor warranty does not constitute a waiver of Supplier’s obligation to provide its own warranty or of Owner’s right to seek recovery under either Subcontractor’s or Supplier’s warranty.

16.6

Non-Waiver. All representations and warranties of Supplier shall survive the Contract. The Supplier is not relieved of its obligations under the warranties provided hereunder regardless of whether (a) ***, (b) ***, (c) ***, or (d) ***.

16.7

Disclaimer of Implied Warranties. EXCEPT FOR THE WARRANTIES PROVIDED ABOVE, SUPPLIER MAKES NO WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHER WISE RELATING TO THE PRODUCTS OR SERVICES. SUPPLIER SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. SUPPLIER AND ITS SUPPLIERS DO NOT WARRANT OR REPRESENT THAT THE SOFTWARE WILL BE FREE FROM BUGS OR THAT ITS USE WILL BE UNINTERRUPTED OR ERROR-FREE, OR MAKE ANY OTHER REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS. THESE DISCLAIMERS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMIITED REMEDY PROVIDED HEREIN.

17.	EQUIPMENT IMPORTATION; ORDERING; TITLE
17.1

Importation of Equipment.  *** shall make all arrangements, including the processing of all documentation,  necessary to import into the United States any hardware, software, third-party software, or third-party imbedded software to be incorporated into the System and any other equipment and other items necessary to perform the Work and shall coordinate with the applicable Governmental Authorities in achieving clearance of United States customs for all such Equipment and other items and, to the extent available under United States law, achieving such importation duty and tax-free.

17.2	Ordering Equipment. Ordering of Equipment shall be in accordance with Section 2.9 of Exhibit B.
17.3	Title.
(a)	Provided Owner has paid Supplier in accordance with the terms of this Contract, ***, ***, ***.
(b)

Title to all Equipment, Third-party Equipment, and System (other than Software, as to which a license is granted), and all applicable original equipment manufacturer warranties, shall pass to Owner, free and clear of all liens, claims, charges, security interests, and encumbrances whatsoever, ***.

(c)

The transfer of title shall in no way affect Owner’s rights as set forth in any other provision of this Contract. Owner shall have care, custody, and control and risk of loss of all Equipment, Third-party Equipment, and System (other than Software, as to which a license is granted) and shall exercise due care with respect thereto ***.

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18.	INTELLECTUAL PROPERTY RIGHTS
18.1

Ownership. Owner acknowledges that Supplier and its vendors and licensors, retain all right, title and interest, including without limitation all intellectual property rights, and to all Supplier Confidential Information, Products and Services and all copies thereof, and, except as provided in Section 18.2(a), all derivative works based thereon.

18.2

Ownership of Work Product and Derivative Works Developed under SOWs. Ownership of the intellectual property rights in any work product and any derivative works created by Supplier in performance of any SOW under this Contract shall be allocated as follows:

(a)

Owner-Specific Works. Owner will own all right, title and interest, including, without limitation, all intellectual property Rights in, any work product and any derivative works created by Supplier for Owner under this Contract that are unique and specific to Owner’s operations, including Owner-specific network designs and network design documentation and materials, installation drawings specific to Owner’s network, and Owner-specific user manuals and guides and Owner-specific analyses and reports.

(b)

Supplier Ownership.  Owner’s ownership of a derivative work under Section 18.2(a) shall be subject to Supplier’s continued ownership of the intellectual property rights in the work(s) upon which it was based.  Further, Supplier shall retain ownership of any Tools that it utilizes in providing the Services or incorporates into any Owner-owned work product.  “Tools” means any pre-existing or independently developed intellectual property rights pertaining to Supplier’s business or profession, including but not limited to technology, information, innovations, designs, know-how, tool kits, architectures, best-practices information, data structures, software, methods, product evaluation data, drawings and works of authorship. Tools ***.

(c)	All Other Derivative Works. *** will own all right, title and interest, including, without limitation, all intellectual property rights in, all work product and all derivative works except ***.
(d)	Ownership of Content. All *** content, including information concerning users, messages and other such data, is the property of ***.
18.3

Proprietary Markings and Copyright Notices. Owner agrees not to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within any products or documentation.

18.4

Third Party Products. Any third party products sold or licensed to Owner in conjunction  with Supplier’s Products and Services under this Contract shall, in addition to the terms and conditions set forth in this Contract, be sold pursuant to the terms and conditions contained in any separate end-user license agreements or purchase agreements provided by such third parties.  The terms of such separate license agreements and purchase agreements will control in the event of any inconsistencies between such agreements and this Contract.  To the extent possible, ***.  *** shall have no obligation for any warranties or maintenance of the software or hardware.  *** shall be responsible for all transportation and handling charges of any third party products, if any, which shall be prepaid by *** and added to the invoice.

19.	DEFAULT
19.1

Supplier Events of Default. Supplier shall be in default of its obligations pursuant to this Contract upon the occurrence of any one or more of the events described below (each, a “Supplier Event of Default”):

(a)

Any material representation or warranty made by Supplier herein was intentionally false or materially misleading when made and Supplier fails to remedy such false or misleading representation or warranty and fails to make Owner whole for any consequences  thereof, within *** after ***;

(b)	Supplier assigns or transfers this Contract or any right or interest herein, except as expressly otherwise permitted herein;
(c)	Supplier fails to ***;
(d)	Supplier fails to ***, and ***;
(e)	Supplier fails to timely ***;
(f)	Supplier fails to achieve ***;
(g)

Any disregard by Supplier of laws, ordinances, rules, regulations, or policies or instructions of Owner, and such disregard continues for *** s after Supplier receives a Notice from Owner with respect thereto, provided, however,

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that this *** cure period shall not apply to a failure to comply with the applicable safety requirements of Exhibit A which such failure shall be cured upon notice; or
(h)	It becomes reasonably apparent, ***.
19.2

Damages for Supplier Default. Except for amounts payable under the ***, which shall be the sole remedy of Owner for (a) Supplier delays in achieving Final Completion and (b) Supplier delays in meeting the Performance Guarantees, Supplier shall be liable to Owner for *** to Owner as a result of such Supplier Event of Default, subject to the limitations of liability in Section 36 and any other express limitations set forth in this Contract.

(a)

The Parties acknowledge and agree that, to the extent that the actual costs of completing the Work, including compensation for obtaining a replacement Supplier or for obtaining additional professional services required as a consequence of a Supplier Event of Default, exceed those costs that would have been payable to Supplier but for such Supplier Event of Default, Supplier shall be obligated to pay the difference to Owner, such difference not to exceed ***, and subject to the limitations of liability in Section 36..

(b)

In the event of a termination of this Contract by Owner as a result of a Supplier Event of Default, Owner shall be entitled to withhold further payments (not to exceed the amount of the dispute) to Supplier for the Work performed prior to termination of this Contract until the parties resolve the liability of Supplier, if any, under this Section 19.2 in accordance with Section 38.1. Upon determination of the total cost of the Work, Owner shall notify Supplier in writing of the amount, if any, that Supplier shall pay Owner or Owner shall pay Supplier..

(c)	If it is determined for any reason that Supplier was not in default or that Owner was not entitled to the remedy against Supplier provided above, ***.
19.3	Owner Event of Default. Owner shall be in default of its obligations pursuant to this Contract upon the occurrence of any one or more of the events described below (each, an “Owner Event of Default”):
(a)

Any material representation or warranty made by Owner herein was intentionally false or materially misleading when made and Owner fails to remedy such false or misleading representation or warranty, and fails to make Supplier whole for any consequences  thereof, within *** after *** with respect thereto;

(b)

Owner fails to perform or observe in any material respect any provision of this Contract providing for the payment of money to Supplier, which is not the subject of a bona fide dispute, or any other material provision of this Contract not otherwise addressed in this Section 19.3, and such failure continues for *** after Owner receives a Notice from Supplier with respect thereto; or

(c)	Owner assigns or transfers this Contract or any right or interest herein, except as expressly otherwise permitted herein.
20.	EARLY TERMINATION
20.1	Term. This Contract shall commence upon the Effective Date and shall remain in effect until the Final Completion Date or otherwise terminated pursuant to the terms hereunder.
20.2	Termination for Convenience.
(a)

Owner may, at any time, terminate performance of the Work under this Contract in whole or in part for the convenience of Owner by ***. Such termination shall be effective in the manner *** in said Notice and shall be without prejudice to any claims that Owner may have against the Supplier.

(b)

In the event of a termination for convenience, the total obligation of Owner to Supplier for the execution of the Work under any SOW, or any segment or phase thereof, upon which work has been authorized under a Purchase Order issued, shall be payment for work performed and Equipment, Third-party Equipment and Software accepted plus the total non-cancelable and non-recoverable costs incurred by Supplier up to the effective date of termination plus a reasonable profit on such costs. Additional charges for cancellation, postponement, placement of Equipment and Third-party Equipment into storage, and similar charges shall be submitted by Supplier to Owner for approval prior to incurrence of such charges.  Supplier and Owner will cooperate to attempt to resell Equipment and Third-party Equipment.

20.3	Termination for Cause.

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(a)

Without limiting any other provision of this Contract, Owner reserves the right, without any liability to Supplier, except to pay for work satisfactorily completed and accepted by Owner prior to termination, to terminate all or any part of this Contract upon written notice to Supplier in the event of the happening of any Supplier Event of Default specified in Section 19.1.

(b)

Supplier shall cease performance of the Work immediately upon receipt of notice of termination for cause. For the purpose of completing the Work, Owner may (without limiting any rights which Owner may otherwise possess) take possession of all machinery, construction equipment, tools, etc., that are owned by Owner on the System Site or Owner premises and may employ any other qualified person, firm, or corporation to finish the Work or otherwise finish the Work by whatever reasonable means Owner may deem expedient. In case of any such termination for cause, Supplier shall receive payment for Work completed and accepted up through the date of termination. Owner may recover the reasonable cost of such completion from Supplier, not to exceed *** of the costs that would have been payable to Supplier, and subject to the limitations of liability in Section 36.

(c)

Title to all Equipment, Third-party Equipment, and System (other than Software, as to which a license is granted) for which Owner has paid Supplier hereunder shall vest in Owner. Any Required Manuals, or other pertinent documents which are in existence prior to the effective date of termination and which would have been provided to Owner at the end of the Work shall be furnished to Owner.

21.	SUSPENSION
21.1

General. Owner may suspend performance of the Work at any time by giving Notice thereof to Supplier. Such suspension shall continue for the period specified in such suspension Notice. Owner shall, as provided for herein, ***. At any time after the effective date of the suspension, Owner may require Supplier to resume performance of the Work as soon as reasonably practicable.

21.2

Supplier’s Termination Right. If, at the end of the suspension period, Owner has not requested a resumption of the Work or has not notified Supplier of any extension of the suspension period, at Supplier’s option, the Work shall be terminated, and Owner shall ***.

21.3

Extension of Time and Compensation Rights. In the case of any suspension under this Section 21, (other than from a cause due to Supplier’s negligence, willful misconduct or noncompliance with the terms of this Contract):

(a)	the Final Completion Guarantee Date shall be extended by a period equal to the delay caused by the suspension, plus a reasonable period for demobilization and remobilization approved by Owner;
(b)	Owner shall *** that are ***, to the extent ***, and that are:
(i)	For the purpose of *** and/or ***, ***;
(ii)	For ***, ***, or ***, the payments for which, ***;
(iii)	For reasonable costs of *** and ***; and/or
(iv)	For ***; and
(c)	The Critical Path Schedule shall be adjusted to account for same.
21.4	Claims for Payment. All claims by Supplier for compensation or extension of time under this Section 21 must be made in accordance with the requirements of Section 33.

22.INSURANCE

22.1

Insurance Requirements. Before commencing the Work under this Contract, Supplier shall procure and maintain at its own expense the following minimum insurance in forms and with insurance companies acceptable to Owner:

(a)	Workers’ Compensation insurance for statutory obligations imposed by Workers’ Compensation, Occupational Disease, or other similar laws;
(b)	***: *** per occurrence;
(c)	Business Automobile Liability (for all owned, non-owned, hired, and leased vehicles): *** per occurrence;

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(d)

***: *** per occurrence, and an aggregate, if any, of at least ***. The *** coverage shall insure the performance of the *** including specifically, but without limitation thereto, Section 23 entitled “Indemnification;” and

(e)	***, where applicable, covering the *** being delivered by Supplier: *** per occurrence. Such coverage shall remain in force for a minimum of *** following termination of Work under this Contract.
22.2

Proof of Insurance. Upon execution of this Contract, Supplier shall provide to Owner’s Corporate Insurance Department, located at 701 Ninth Street, N.W. Washington, DC 20068, certificates of insurance acceptable to Owner with respect to the above insurance requirements, and with respect to subparagraphs (b), (c), (d) and (e) above, ***. Such insurance shall provide a ***, and allow ***.

22.3

Insurance for Subcontractors. Supplier shall maintain adequate insurance coverage for Subcontractors and shall require such Subcontractor(s) to maintain insurance consistent with the requirements of this Section 22.3.

23.	COMPLIANCE WITH LAWS AND PHI REQUIREMENTS
23.1

Compliance with Employment Related Laws. Supplier shall comply with all applicable international, federal, state and local laws, rules, and regulations including, without limitation and incorporated by reference herein, Section 202 of Executive Order 11246 (41 CFR Part 60), Section 503 of the Rehabilitation Act of 1973 (41 CFR Part 741), the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (41 CFR Part 60-250), Public Law 95-507 (15 USC 637(d)), and all immigration laws pertaining to employment. Supplier shall certify, in writing, such compliance at Owner’s request.

23.2

Compliance with Safety Related Laws and Regulations. Supplier shall comply with Exhibit A attached hereto and with the federal Occupational Safety and Health Act (“OSHA”) Construction Safety and Health Standards, Construction Industry Standards (29 CFR part 1926), applicable General Industry Standards (29 CFR part 1910), and all other applicable laws, ordinances, rules, regulations, and orders of any public body having jurisdiction for the safety of persons or property or to protect them from damage, injury, or loss. Supplier shall furnish and erect all temporary barricades required by Federal, state, or local laws, ordinances, rules, or regulations, by any governmental authority or by System conditions. All such barricades shall be arranged so as to ensure the safety of all workers, persons, and property, and shall be removed by Supplier at the completion of the Services.

23.3

Maintenance of Records. Supplier shall, and shall require all its Subcontractors, to keep all records, file all reports and otherwise comply with all federal, state and local laws and regulations applicable to the Work including, without limitation, all laws and Executive Orders and pertinent rules and regulations adopted there under applicable to Suppliers. This Contract is deemed to include all provisions specifically required by law to be incorporated herein. If Supplier performs any work contrary to such laws or regulations, Supplier shall promptly, ***, modify its performance as necessary to so comply.

23.4	The Supplier affirms that, by entering into this contract, ***.
24.	INDEMNIFICATION
24.1

Supplier Liability. Supplier shall have the responsibility and liability for any and all injury, loss or damage of any kind or nature whatsoever, direct or indirect, suffered by any person or tangible property (which terms for the purposes of this Contract shall respectively include, without limitation: any employees or agents of Supplier or of any of its Subcontractors; and any tangible property of Supplier, or of any of its Subcontractors, or tangible property of Supplier’s or Subcontractors’ employees or agents; and any tangible property of Owner, or of any of its suppliers, or its employees or agents) caused by ***.  The term ***, for the purposes of this Section, shall include without limitation ***.

24.2

Supplier Indemnification. Supplier hereby agrees to indemnify and hold harmless Owner and any and all of Owner’s directors, officers, employees, agents and servants, from and against any and all demands, claims, liabilities, damages, losses, judgments, costs or expenses (including attorney’s fees) incurred by the indemnitee in connection with injuries or damages to persons and/or property arising out of or resulting from any Work performed negligently hereunder (or any activity connected therewith) by Supplier, including without limitation such injuries or damages arising out of or resulting from negligence of Supplier’s Subcontractors and excluding such injuries or damages only to the extent required by law. Supplier agrees to defend, at its expense, any suit or action brought against Owner and/or any of Owner’s employees based on any such alleged injuries or damages to persons and/or property arising out of or resulting from Work performed hereunder (or any activity connected therewith) as set forth above. In the event that Supplier fails to assume Owner’s defense under the terms of this provision, it shall pay, in addition to the costs and expenses stipulated above, any and all

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costs to Owner, including attorneys’ fees, in acting to enforce Supplier’s obligation hereunder, provided Owner gives Supplier Notice within 3 days after first knowledge of such claims.
24.3

Owner Liability. Owner shall have the responsibility and liability for any and all injury, loss or damage of any kind or nature whatsoever, direct or indirect, suffered by any person or tangible property (which terms for the purposes of this Contract shall respectively include, without limitation: any employees or agents of Owner or of any of its suppliers; and any tangible property of Owner, or of any of its suppliers, or tangible property of Owner’s  or its suppliers’ employees or agents; and any tangible property of Supplier, or of any of  its Subcontractors, or their employees or agents) caused by ***. The term “***”, for the purposes of this Section, shall include without limitation ***

24.4

Owner Indemnification. Owner hereby agrees to indemnify and hold harmless Supplier and any and all of Supplier’s directors, officers, employees, agents and servants (“Indemnitees”), from and against any and all demands, claims, liabilities, damages, losses, judgments, costs or expenses (including attorney’s fees) incurred by the indemnitee in connection with injuries or damages to persons and/or property arising out of or resulting from any Work performed negligently hereunder (or any activity connected therewith) by Owner, including without limitation such injuries or damages arising out of or resulting from negligence of Owner’s  suppliers and excluding such injuries or damages only to the extent required by law. Owner agrees to defend, at its expense, any suit or action brought against Supplier and/or any Indemnitees based on any such alleged injuries or damages to persons and/or property arising out of or resulting from Work performed hereunder (or any activity connected therewith) as set forth above. In the event that Owner fails to assume Supplier’s defense under the terms of this provision, it shall pay, in addition to the costs and expenses stipulated above, any and all costs to Supplier, including attorneys’ fees, in acting to enforce Owner’s obligation hereunder, provided Supplier gives Owner Notice within 3 days after first knowledge of such claims.

25.	PATENT INFRINGEMENT AND OTHER INDEMNIFICATION RIGHTS
25.1

Supplier to Pay Fees. Supplier shall pay all license fees and royalties that may be payable to a third party on account of the ***, and shall otherwise assume all costs incidental to the use of any invention, design, process, or device which is the subject of patent rights or copyrights held by others and are practiced or use by ***.

25.2

Indemnification by Supplier for Intellectual Property Claims. In the event of a third party claim, demand or allegation that (i) any aspect of the ***, *** (ii) the  manufacture, implementation, reproduction, use, sale, distribution or importation *** supplied under this Contract or otherwise used by Supplier or its contractors to perform  Work or create the System, or (iii) the authorized operation or use by or on behalf of Owner or Owner  Affiliated entities of the System or any part thereof, infringes  any patent, design  right, proprietary process, copyright or other intellectual property  right of a third party or misappropriates a trade secret or violates  any other proprietary information rights of a third party (each of the foregoing claims,  demands  or allegations, an “IP Claim”),   Supplier shall, promptly  and at it sole expense:

(a)

Indemnify and hold harmless Owner, Owner’s Affiliated entities and their respective officers, directors, employees, and agents (each an “Owner Indemnitee”) from and against any such IP Claim and all liabilities, losses, damages, settlement payments, costs, expenses and attorneys’ fees arising or resulting therefrom, and

(b)

Defend any suit or proceeding brought  against any Owner  Indemnitee based on such IP Claim  with competent  counsel  reasonably acceptable to Owner, and  pay all damages and costs awarded  therein  against an Owner Indemnitee and all settlement payments and expenses  relating  to such IP Claim provided  the settlement is approved by Supplier; and

(c)

Should  the System,  or the operation of any components of the *** or the manufacture, implementation, reproduction use, sale, distribution, or importation of the System, or any part thereof,  be found  or alleged  or is reasonably likely to misappropriate or infringe  a third party’s intellectual property  rights, Supplier will (in addition  to its other obligations under this Section  25), at Supplier’s option and at no expense  to Owner,  either (i) procure for Owner and any applicable Owner  Indemnitee the right to continue to use the System and to continue to exercise all other rights pursuant  to this Contract, (ii) modify  the System  so that it becomes substantially equal  but non-infringing and non-misappropriating, or if the Supplier has failed after commercially reasonable efforts to effect the foregoing or if the continued use of the item subject  to the IP Claims has been enjoined,  (iii) cease the Work and/or  remove the  System  as reasonably directed  by Owner and refund to Owner the Contract Price and the transportation, installation and associated  costs thereof  (including that of any associated Material,  Supplier  Deliverable or good or article  that is dependent on or not needed or useful without the removed  items).

25.3	Exclusive Remedy. THE RIGHTS AND REMEDIES SET FORTH ABOVE AND IN SECTION 26 AND THE ESCROW RIGHTS GRANTED ELSEWHERE IN THIS CONTRACT CONSTITUTE THE ENTIRE OBLIGATIONS

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OF SUPPLIER AND THE EXCLUSIVE REMEDIES OF OWNER CONCERNING PROPRIETARY RIGHTS INFRINGEMENT OR MISAPPROPRIATION RELATING TO SUPPLIER PRODUCTS AND SERVICES SUPPLIED HEREUNDER. NOTHING HEREIN LIMITS OWNER’S RIGHT TO EXERCISE AVAILABLE REMEDIES TO ENFORCE THIS INDEMNIFCIATION OR TO SEEK ALTERNATIVE REMEDIES IN THE EVENT SUPPLIER DOES NOT MAKE GOOD ON THE INDEMNIFICATION

25.4

Related Items Supplied by Supplier. Supplier acknowledges that certain *** will be supplied by Supplier to a third party who will sell to Owner and Owner Affiliated entities utility meters that incorporate or work with such *** and that such *** an integral part of the ultimate system and network to be implemented by Supplier for Owner.  Supplier agrees that, to the extent Owner or an Owner Affiliated entity is the subject of a claim, demand or allegation by a third party that such ***.  Owner will reasonably notify Supplier of any such claim and will provide Supplier ***.  Should Supplier decline to do so or otherwise fail to act to defend the claim, Owner and Owner Affiliated entities shall have available all rights and remedies with respect to such claim.

25.5

***. In addition to what is provided above regarding indemnification  and  “Related Items Supplied by Supplier,” Supplier agrees to ***.  Owner agrees that Supplier’s liability for damages and for settlement payments approved in advance by Owner that are payable to the third party in connection with any such claim against Owner or an Owner Affiliated entity under this paragraph shall not exceed the *** of any additional liability, up to a maximum aggregate of ***.  Nothing in this paragraph limits the right of Owner or an Owner Affiliated entity to seek and obtain indemnification and other remedies from the third party providers ***.

26.	PROCEDURE FOR INDEMNIFCATION UNDER SECTIONS 24 OR 25
26.1

Notice. Promptly after an Indemnitee receives notice of any claim for which it will seek indemnification pursuant to this Contract, the Indemnitee will notify the Indemnitor of the claim in writing. No failure to so notify the Indemnitor will abrogate or diminish the Indemnitor’s obligations if the Indemnitor has or receives knowledge of the claim by other means or if the failure to notify does not materially prejudice its ability to defend the claim.

26.2

Right to Control. Within *** after receiving an Indemnitee’s notice of a claim, but no later than *** before the date on which any formal response to the claim is due, the Indemnitor will notify the Indemnitee in writing as to whether the Indemnitor acknowledges its indemnification obligation and elects to assume control of the defense and resolution of the claim (a “Notice of Election”). If the Indemnitor timely delivers a Notice of Election, the Indemnitor will be entitled to have sole control over the defense and resolution of the claim except as provided in this Section. Nothing in this Section will preclude the Indemnitee from participating in its defense and retaining its own counsel at its own expense.

26.3

Procedure Where No Notice of Election Is Delivered. If the Indemnitor does not deliver a timely Notice of Election for a claim, the Indemnitee may defend and/or settle the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnitor, including payment of any settlement, judgment or award and the costs of defending or settling the claim. The Indemnitor will promptly reimburse the Indemnitee upon demand for all indemnifiable liabilities suffered or incurred by the Indemnitee as a result of or in connection with the claim.

26.4

Indemnitee to Provide Reasonable Assistance. The Indemnitee will provide reasonable assistance to the Indemnitor, at the Indemnitor’s cost and expense, including reasonable assistance from the Indemnitee’s employees, agents, and Affiliates, as applicable. The Indemnitor may not consent to the entry of any judgment or enter into any settlement that provides for injunctive or other non-monetary relief affecting the Indemnitee without the prior Written consent of the Indemnitee.

27.	TREATMENT OF CONFIDENTIAL INFORMATION
27.1

Use of Confidential Information. Each Party (the “Receiving  Party”) shall treat all Confidential Information of the other party (the “Disclosing  Party”) for all time and for all purposes as strictly confidential and held by the Receiving Party in confidence, and solely for the Disclosing Party’s benefit and use, and such Confidential Information shall not be used by the Receiving Party or directly or indirectly disclosed by the Disclosing Party to any third party except with the Disclosing Party’s prior written permission, provided, however, such Confidential Information may be provided as required by law, provided that the party required to disclose the information provides prompt notice and cooperates with the other party to enable the other party to prevent or limit such disclosure.  Supplier acknowledges that Owner may be required to disclose some or all of Supplier’s Confidential Information to Owner’s regulators, legislators, and other third parties as part of regulatory proceedings. In so doing, Owner will request a materially similar level of protection for such information as Owner would require for its own similar Confidential Information.

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27.2

Return of Confidential Information. At the Disclosing Party’s request the Receiving Party shall return all Confidential Information to the Disclosing Party or provide a written certification that all such Confidential Information and/or copies have been destroyed.

27.3

Remedy for Breach. The Receiving Party acknowledges and agrees that the Disclosing Party shall be irreparably harmed if the Receiving Party’s obligations under this Section 27 are not specifically enforced and that money damages would be inadequate to remedy any Contactor breach of such obligations. Therefore, the Receiving Party agrees and consents that, in addition to any other remedy that the Disclosing Party may have at law or in equity, the Disclosing Party may seek to enforce this Contract by injunction, restraining order, or other equitable remedy, which may be granted immediately upon commencement of a suit and without notice or prejudice to any other remedy the Receiving Party may have. The Receiving Party waives (a) the defense that damages at law will be adequate to remedy such breach or threatened breach of this Contract and (b) any requirement or entitlement to demand that the Disclosing Party post any bond in connection with any suit at equity to enforce the above provisions with respect to Confidential Infomation.

28.	LICENSE TO USE PROPRIETARY INFORMATION
28.1

License to Proprietary Information.  Supplier agrees to grant and hereby grants to Owner an irrevocable, non-transferable, non-exclusive, royalty-free license under all patents, copyrights and other proprietary information of Supplier related to the System now or hereafter owned or controlled by Supplier, but only to the extent reasonably necessary for the operation, of the System or any subsystem or component thereof designed, specified, or constructed by Supplier under this Contract.

28.2

License To Manufacturing Know-How.  The License described in Section 28.1 includes the perpetual grant to Owner of the right to use the Manufacturing Know-How, and all Supplier’s intellectual property rights related thereto, to manufacture or have manufactured Equipment (including all firmware and Software included in or necessary for operation of the Equipment) in the circumstances in which the Manufacturing KnowHow is released from escrow pursuant to Section 28.3

28.3	Escrow and Release of Manufacturing Know-How
(a)

Supplier shall deposit Manufacturing Know-How in escrow with NCC Group, Inc. (“Escrow Agent”). Supplier hereby agrees to update the escrow with the most up-todate version, including all generally available improvements, and corrections, and the documentation thereto, as soon as reasonably possible after dissemination of the above to the general market place.  The escrow agreement shall provide Owner with the right to verify the completeness and accuracy of the escrow content.

(b)	The Manufacturing Know-How will be released from escrow to Owner, at Owner’s request, upon the occurrence of one or more of the following events:
(i)	(A) a receiver, trustee, or similar officer is appointed for the business or property of Supplier; or

(B) Supplier files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Owner that it will continue to maintain  the Software  in accordance with the terms of this Contract or any applicable maintenance agreement), makes an arrangement, composition, or similar  relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(C) any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against  Supplier  and not stayed, enjoined, or discharged within 60 days; or

(D) Supplier takes any corporate action authorizing any of the foregoing; or

(E) any similar or analogous proceedings or event to those in sub paragraphs (A), (B), (C) above occurs in respect of Supplier  within any jurisdiction outside  the USA; or

(ii)	Termination of this Contract by Owner pursuant to Section 20.3(a) (termination for Supplier Event of Default); or
(iii)	If a force majeure event prevents Supplier for performing a material obligation under the Contract for more than ninety (90) days.

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(c)

If the Manufacturing Know-How is released to Owner, Owner will pay Supplier  a Manufacturing Fee for any unit of Equipment manufactured by Owner, or for Owner, using the Manufacturing Know-How at the following per-unit rates:

Residential Electric Meter NIC: ***

Commercial Electric Meter NIC: ***

Access Point: ***

Relay: ***

eBridge: ***

(d)

The foregoing Manufacturing Fee shall not be payable with respect to Equipment that is purchased by Owner from licensed original equipment manufacturers (OEMs) of Supplier (e.g., meters purchased from meter manufacturers).

(e)	Owner will report the number and type of Equipment units manufactured and pay the Manufacturing Fees to Supplier quarterly, within *** following the ***.
(f)	If Owner elects to have the Manufacturing Know-How released from escrow pursuant to this Section, Supplier shall:
(i)	provide reasonable and prompt assistance and cooperation to Owner to assist Owner to establish a source of Equipment supply using the Manufacturing Know-How and Supplier Material; and
(ii)

At Owner’s  expense, provide Owner with engineering and consulting Services  relating  to  the  Manufacturing  Know-How  for  such  period  as Owner may request,  not to exceed ***.  Supplier may charge for such Services on a time and materials basis at the labor rates set forth in Exhibit K.

(g)

Supplier and its successors and permitted assigns hereby covenant and agree not to assert against Owner or any of its officers, directors, employees, agents, contractors, suppliers, successors or assigns, ***, including ***.

(h)	Upon release of the Manufacturing Know-How and Supplier Material from escrow pursuant to this Section, Owner may, directly or through its contractors and suppliers:
(i)

Use the Manufacturing Know-How including including all Supplier intellectual property rights related thereto to manufacture or have manufactured Equipment solely for use by Owner in its service territory, and not for resale, and to maintain and support products and to improve, enhance and create derivative works of the various components of the Equipment.  ***. Owner shall execute such documents and take such steps as are reasonably requested by Supplier ***.

(ii)

Enter  into  agreements  with  Supplier’s suppliers  for  the  continuing supply of System components  to Owner on substantially  the same terms and conditions  as those set forth  in the Supplier  Materials.   In addition, Owner shall be permitted to share access to the ***.

(iii)	In the event Supplier ceases to continue as an ongoing concern, Owner may hire Supplier’s employees, notwithstanding any nonsolicitation provisions included elsewhere this Contract.
(i)	Owner’s obligation to pay the Manufacturing Fee to Supplier shall survive and continue despite any expiration or termination of this Contract.
28.4

Source Code Escrow.  Supplier has deposited a copy of the current version of the source code and relevant documentation for the Software in escrow with NCC Group, Inc. (“Escrow Agent”), Escrow Agreement Number:  38105. Supplier hereby agrees to update the escrow with the most up-to-date version, including all generally available improvements, and corrections, and the documentation thereto, as soon as reasonably possible after dissemination of the above to the general market place. Supplier certifies that said Escrow Agreement includes a provision which requires Escrow Agent to contact Supplier at least annually to notify Supplier of its continuing obligation to update the escrow as required herein.

28.5	Owner shall have the right to obtain from the Escrow Agent one copy of all Source Code and documentation for the Software that has been placed in escrow, under the following conditions:
(i)	(A) a receiver, trustee, or similar officer is appointed for the business or property of Supplier; or

(B) Supplier files a petition in bankruptcy, files a petition seeking any reorganization  (without confirming immediately in writing to Owner that it will continue to maintain the Software in accordance with the terms of

23

this Contract or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(C) any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Supplier and not stayed, enjoined, or discharged within 60 days; or

(D) Supplier takes any corporate action authorizing any of the foregoing; or

(E) any similar or analogous proceedings or event to those in sub paragraphs (A), (B), (C) above occurs in respect of Supplier within any jurisdiction outside the  USA; or

(ii)

If Owner determines  in its good faith discretion that Supplier has failed to or is unable to maintain said Software as per this Contract for a period of at least ***, Owner shall give written notice to Supplier, and  within ***, Supplier has still failed to maintain the Software as per this Contract; or

(iii)

Supplier is in material breach of its obligations as to maintenance or modification of the Software  under this Contract or  any  maintenance agreement entered into in connection with the Software and has failed to remedy  such default  notified  by Owner  to Supplier  within  a reasonable period.

28.6

If there is a genuine dispute or disagreement among the parties as to Supplier’s performance under this Contract which cannot be settled by the parties before Owner obtains the right herein to acquire source code and documentation from Escrow Agent, the dispute shall be handled in accordance with Section 38, below.

28.7

In the event that Escrow Agent delivers under the escrow agreement herein, Escrow Agent shall deliver all information escrowed therein. The information delivered shall be subject to the license restrictions set forth in this Contract.

28.8

No Termination upon Bankruptcy. This Section 28 Escrow provision shall be deemed to be a “supplementary agreement” as contemplated in Section 365(n)(l)(B) of the Bankruptcy Code, 11 U.S.C. (the Code). In any bankruptcy action by Supplier, failure by Owner to assert its rights to “retain its benefits” to the intellectual property encompassed by the Software, pursuant to Section 365(n)(l)(B) of the Code, under an executory contract rejected by the trustee in bankruptcy, shall not be construed by the courts as a termination of the contract by Owner under Section 365(n)(l)(A) of the Code.

28.9	Treatment of Source Code upon Release from Escrow
(a)

If Owner becomes entitled to a release of the Source Code from, Owner may thereafter correct, modify, update and enhance the Software (all of the foregoing collectively  the “Derivative Works”) for the uses permitted by, and subject to the terms of, the Software license granted to Owner under this Contract. All such Derivative Works created by or for Owner shall be owned by Supplier and licensed exclusively to Owner under the terms of this Contract, including the right to ***.  Owner shall execute such documents and take such steps as are reasonably requested by Supplier to perfect Supplier’s  ownership of the intellectual property rights in such Derivative Works.

(b)

Owner shall keep the Source Code confidential and use it solely for the purposes set forth in this Contract and inform all employees who are given access to the Source Code by Owner  that the Source Code contains confidential trade secrets of Supplier and are licensed or provided to Owner as such.

(c)

Owner shall restrict access to the Source Code to those employees and independent contractors of Owner who have agreed to be bound by confidentiality  and use obligations consistent with those set forth herein, and who have a need to access the Source Code in order to carry out their duties or provide services for Owner. In addition, Owner shall be permitted to ***.  Upon request by Supplier, Owner shall provide Supplier ***, and shall take all reasonable actions required to *** in the event of ***,  or to otherwise ***.

29.	ACCEPTANCE
29.1

Acceptance Testing.  Following delivery and installation by Supplier of the Software on Owner’s system, Supplier shall certify in writing to Owner that the Software is ready for acceptance testing.  With Supplier’s assistance, Owner shall, within *** after receipt of such certification, operate the Software to determine whether:

(a)	the Software meets the specifications and performs the functions, as set forth in Exhibit B.
(b)	the Software is capable of running ***; and
(c)	the documentation for the Software meets the requirements of this Contract, including the Exhibits hereto.

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29.2

Acceptance. If the Software successfully meets these acceptance tests, the Owner shall notify the Supplier in writing within *** and the Software shall be deemed to be accepted (and the “Term” of this license shall be deemed to commence). If the Owner fails to give the Supplier notice of acceptance or nonacceptance within *** after written certification by the Supplier that the Software is ready for acceptance testing, the Software shall be deemed to be accepted by the Owner.

29.3

Default. If the Software fails to meet any or all of the above-specified acceptance tests, the Owner shall forthwith notify the Supplier of such failure and the Supplier shall have *** thereafter in which to correct, modify, or improve the Software  to cause it to meet each such acceptance test and, thereafter, the Owner shall have *** in which to reconduct all of the acceptance tests specified  above. Owner may notify Supplier of said failures via verbal or written correspondence. Owner agrees to mail written notice to Supplier within *** after verbal notice is given to Supplier. This process shall be repeated  as may be reasonably necessary  until the Software is accepted  hereunder;  provided, however,  that if the ***, the Owner shall have  the right and option, following ***, to ***.

30.	UPGRADES AND FUTURE PACKAGE OPTIONS

Supplier will provide both Software upgrades and enhancements under its Maintenance Agreement provided that Owner is subscribing to and paying for a Maintenance Agreement (Exhibit E).

31.	OWNER’S RIGHT TO COPY AND FORM UPDATED WORKS
31.1

The licensed  Software  may be copied,  in whole or in part, for Owner’s  internal use in testing  and evaluating the licensed  Software  or for purposes  of back-up or archiving, provided, however,  that no more than three copies (or the number specified in the Software license  Agreement, whichever is larger),  will be in existence  under this Contract at any one time without  prior written consent of Supplier.

31.2

With reference to copies it makes of the licensed Software, Owner agrees to reproduce any of Supplier’s copyright notices  and any proprietary legends  appearing thereon, and to include  the same on all copies it makes  in whole or in part. If Supplier’s copyright notice appears in machine readable form, Owner agrees to reproduce such notice in same form in which  it appears  to  the extent it is physically possible  to do so.

31.3

Owner may merge any machine readable form of the licensed Software with any other program material to form an updated work in accordance with instructions or information received  from Supplier.  Any portion of the licensed Software  included  in an updated  work  is subject  to all terms herein.

32.	DOCUMENTATION
32.1

Basic Required Manuals. Supplier will provide Required Manuals necessary to enable Owner to use, operate, and maintain the System. Supplier will provide Required Manuals in electronic format upon execution of this Contract. Within *** of availability, Supplier will provide electronic copies of updated Required Manuals.

33.	CLAIMS
33.1

Notification of Claims. Events may occur, including but not limited to delays beyond the control of Supplier as described in Section 8 and/or Contract Change Authorizations initiated by Owner under Section 15, which Supplier believes constitute a material change from the Contract requiring an adjustment to Contract terms, Contract Price and/or Critical Path Schedule. Supplier may seek adjustments to Contract terms, Contract Price and/or Schedules only through use of the Owner Contract Change Authorization Form. Each such request shall be referred to herein as a “Claim.”

33.2

Compliance With Deadlines for Submission. Timely knowledge of the existence and extent of a Claim is necessary for Owner to take any required action to eliminate or mitigate the resulting costs. Therefore, failure by Supplier to submit its Claim, and any supporting data, within the deadlines set forth in this Section 33 shall constitute automatic waiver of the Claim by Supplier, unless Owner has or receives knowledge of the claim by other means or the failure to notify does not prejudice Owner’s ability to eliminate or mitigate the resulting costs of the claim.

33.3

Preliminary Notice of Dispute or Claim. Supplier shall provide preliminary written notice to Owner of all Claims arising under this Contract, whether involving law, fact, or both, or Extra Work, as soon as possible, but in no event not later than *** after the Supplier knew or should have known of the event giving rise to the dispute or claim; provided however, that if the Claim is of a *** and notice of the claim is not given as set forth above, the claim will be considered only for a

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period commencing *** prior to the receipt by Owner of preliminary notice thereof; provided that failure to provide notice within the foregoing time frames will not relieve Owner of liability if Owner has or receives knowledge of the claim by other means, or if the failure to notify does not prejudice Owner’s ability to defend the claim. Preliminary notice of a Claim need not detail the amount of the claim, but shall state the facts surrounding the Claim in sufficient detail to identify the Claim, together with the character and scope thereof.

33.4

Detailed Supporting Data. Detailed cost data supporting any payment requested from Owner must be submitted to Owner within *** of preliminary notice of the Claim. Continuing cost data supporting a request for payment must be submitted within *** of the the date that such cost data is available to Supplier. Claims will not be considered or paid for ***. It is the Supplier’s obligation to maintain records to substantiate the Claim.

33.5

Owner Review of Claim. In conducting its review of Claims submitted by the Supplier, Owner may (a) request additional supporting data from the Supplier; and (b) obtain data or other information from Supplier and Subcontractors or others who have information related to the events or occurrences giving rise to the Claim. Supplier shall be required to cooperate in any review conducted by Owner. Failure by the Supplier to so cooperate may result in rejection of the Claim. Owner may, subject to its full and complete discretion, either (x) ***; (y) ***; or (z) ***.

33.6

Supplier Disagreement With Owner Resolution of Claim. If Supplier does not agree with Owner’s decision with respect to a Claim, it shall not allow such rejection to delay the Work, but shall notify Owner promptly in writing that it is proceeding with the component of the Work associated with the Claim under protest.

34.	RELEASE OF LIENS
34.1

Supplier Release of Liens. Supplier shall provide, as a condition to payment by Owner of the Final Invoice, an executed release of liens in the form attached hereto as Exhibit F (“Supplier Final Release of Liens Certificate”) releasing Owner and its property from any and all claim or right of lien associated with labor and/or Material furnished by the Supplier or any of its Subcontractor Suppliers under the Contract. Supplier shall execute and deliver all such documents, if any, as may be required under local law to make the foregoing release effective and shall give all required notices to Subcontractors with respect to the foregoing release.

34.2

Subcontractor Compliance. Supplier shall also provide, as a condition to payment by Owner of the Supplier’s Final Invoice, executed releases of liens from Subcontractor Suppliers in the form attached hereto as Exhibit G (“Subcontractor Release of Liens Certificate”) that expressly provides the same waiver as provided by Supplier under the Supplier Release of Liens described in Section 34.1.

34.3

Lien Removal by Supplier. Should the Supplier’s Subcontractor Suppliers file a lien against Owner’s property, or any part thereof, as a result of providing labor and/or Material under this Contract, Supplier shall use reasonable efforts for promptly acting to remove any such lien through bonding, payment, or other legal action as required by Owner at Supplier’s expense.

35.	NOTICES AND COMMUNICATIONS.
35.1

Notices. Any notice, demand for information or document required or authorized by this Contract to be given to a Party shall be given in writing and shall be sufficiently given if delivered by overnight mail, overnight courier, or hand delivered, or if sent to such Party by overnight mail, overnight courier or hand delivery to such other address as such Party may designate for itself by notice given in accordance with this Section 35.1. Any such notice shall be effective only upon actual receipt thereof by the addressee. The address for the delivery of notices and bills to each Party and the respective telephone and facsimile numbers are as follows:

(a)	For Owner:

PHI Service Company

ATTN ***

5 Collins Dr

Carneys Point, New Jersey 08069

With Copies to:

PHI Service Company

General Counsel

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701 9th Street NW

Suite 1100

Washington, DC 20068

(b)	For Supplier:

Silver Spring Networks

ATTN: Controller

575 Broadway Street

Redwood City, California 94063

With copies to:

Silver Spring Networks

ATTN: VP of Marketing

At the address indicated above.

and

Silver Spring Networks

ATTN: General Counsel

At the address indicated above.

36.	LIMITATION OF LIABILITY AND REMEDIES
36.1

Disclaimer of Certain Damages. EXCEPT FOR ***, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL OR EXEMPLARY DAMAGES ARISING OUT OF THIS CONTRACT, WHETHER FORESEEABLE OR UNFORESEEABLE (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF DATA, GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY OR USE OF FACILITIES; INTERRUPTION IN USE OR AVAILABILITY OF DATA; STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

36.2

Dollar Limit on Most Liabilities. EXCEPT FOR ***, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY’S LIABILITY TO THE OTHER OR TO ANY THIRD PARTY ARISING OUT OF OR RELATED TO THIS CONTRACT, THE PRODUCTS OR SERVICES, EXCEED THE AMOUNTS PAYABLE BY CUSTOMER UNDER THIS CONTRACT TO A MAXIMUM OF *** REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON SUCH CONTRACT, WARRANTY, INDEMNITY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT OR OTHERWISE.

36.3

Dollar Limit on Certain Liabilities. IN THE CASE OF BREACH OF SECTIONS 6 (PRICES AND PAYMENT) OR 27 (TREATMENT OF CONFIDENTIAL INFORMATION), AND IN THE CASE OF INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 24 (INDEMNIFICATION) AND 25 (PATENT INFRINGEMENT AND OTHER INDEMNIFICATION), EACH PARTY’S LIABILITY SHALL BE LIMITED TO THE GREATER OF *** PAYABLE BY CUSTOMER UNDER THIS CONTRACT.

37.	AUDIT
37.1

Supplier Maintenance of Supplier Records. Supplier shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract. All accounting and control systems shall be maintained in accordance with Generally Accepted Accounting Principals.

37.2

Audit Rights. During the term of this Contract and for *** thereafter. *** prior written notice and during Supplier’s normal business hours, shall have the right to conduct an audit of the relevant portions of Supplier’s books of account, in such a manner as not to interfere with Supplier’s normal business activities, to verify compliance with this Contract. Supplier shall immediately pay any overdue payments revealed by such audit(s). Except as set forth below, such audit(s) may be conducted no more than *** period. *** shall bear the costs of the audit; provided, however, if the *** shall pay the costs of such audit, and ***. All information obtained by Owner’ independent third party representative during any such audit shall be treated as Confidential Information as defined in Section 1.

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37.3

Subcontractor Compliance. Supplier shall require all Subcontractors to comply with the provisions of this Section 37, by including in any written contract agreement the flow-down right of audit provisions by Owner or its representative.

38.	DISPUTES
38.1	Dispute Resolution.
(a)

Informal dispute resolution. In the event a dispute arises between Owner and Supplier, the project team member(s) will first strive to work out the problem internally. If the project team cannot resolve the dispute within *** days, ***.  If the dispute is not resolved within *** after being escalated to the *** and the *** then the *** will meet with the *** to resolve the dispute.

(b)

Notice of Dispute. Either Party asserting the existence of a dispute under this Contract not resolved in accordance with Section 38.1(a)(the “Dispute”) shall deliver a written Notice in accordance with Section 35 of this Contract (a “Dispute Notice”) to the other Party describing the nature and substance of the Dispute and proposing a resolution of the Dispute. The Party asserting a Dispute shall deliver a Dispute Notice within any applicable notice period for such Dispute to the extent specified in this Contract. In the absence of such notice period, the Dispute Notice shall be given as soon as practicable, but in no event later than *** after the Party delivering the Dispute Notice has actual knowledge of the fact or event from which the Dispute arises; provided that failure to provide notice within the foregoing time frames will not relieve the Party receiving the Dispute Notice of liability if such Party has or receives knowledge of the Dispute by other means, or if the failure to notify does not materially prejudice the receiving Party’s ability to respond to the Dispute Notice.

(c)

Executive Negotiation. During the first *** following the delivery of the Dispute Notice (and during any extension agreed to by the Parties, the “Negotiation Period”) an authorized executive officer of Supplier (the “Supplier’s Executive”) and an authorized executive officer of Owner (the “Owner’s Executive”) shall attempt in good faith to resolve the Dispute through negotiations. If such negotiations result in an agreement in principle among such negotiators to settle the Dispute, they shall cause a written settlement agreement to be prepared, signed and dated (an “Executive Settlement”), whereupon the Dispute shall be deemed settled, and not subject to further dispute resolution.

(d)	***. ***.
38.2	Litigation. The Parties reserve all rights to adjudicate any Dispute ***, in any court of competent jurisdiction, in an action at law or equity; provided, however, ***.
38.3

Other Dispute Resolution Procedures. Notwithstanding the provisions set forth above in this Section 38, the Parties may, by mutual agreement, submit any Dispute for resolution in any other manner that they may agree to in writing at the time such Dispute arises; provided, however, that a Party’s agreement to any such other dispute resolution procedure with respect to any particular Dispute shall not act; as a waiver of the right of any Party to have any other Dispute resolved in accordance with the Dispute resolution procedures set forth above in this Section 38.

38.4

Confidential Settlement Context. All negotiations, discussions, offers, counter’ offers, data exchanges, proposed agreements and other communications between the Parties in connection with any of the pre-litigation negotiations or other Dispute resolution procedures contemplated, by this Section 38 are to be deemed as having been made, exchanged and taken in confidence subject to the confidentiality provisions hereof. Without limiting the preceding sentence, all such communications shall be deemed to be in the context of attempting to settle a disputed claim, shall not be construed, or be admitted in evidence in any related ADR, litigation or other adversary proceeding, as an admission or agreement as to the liability of any Party to such proceeding.

38.5

Tolling of Statute of Limitations. The initiation of any Dispute resolution procedures under Sections 38.1(b) and 38.1(c), to the extent permitted by Applicable Law, shall, upon the delivery of a Dispute Notice (or other commencement event agreed to under Section 38.3 as the case may be), suspend the running of the statute of limitations, applicable to the Dispute described in such Dispute Notice until fourteen (14) calendar days after the conclusion of all such dispute resolution procedures expressly required by such Sections 38.1(b) and 38.1(c) or otherwise expressly agreed to under such Section 38.3, as the case may be.

38.6

Exception for Injunctive Relief. Notwithstanding the provisions set forth above in this Section 38, the requirement to submit Disputes *** pursuant to Sections 38.1(b) and 38.1(c)shall not apply if, and to the extent, that there exists an imminent threat of irreparable injury to a Party and that Party seeks and obtains a temporary restraining order or

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preliminary injunction in a court of competent jurisdiction in an expedited proceeding in response to such threat; provided, however, in the event that a Party seeks but is denied such injunctive relief, or if such court otherwise determines, on motion of the defending Party or on its own, that the threat of irreparable harm was not so imminent as to preclude application of the *** and dispute resolution procedures in Sections 38.1(b), 38.1(c) and 38.1(d)then the Party that initiated such action shall reimburse the defending Party for its reasonable and documented attorney’s fees and related costs directly related to such court proceedings.

39.	MISCELLANEOUS
39.1

Severability. If any term or condition of this Contract shall be deemed to be unlawful or unenforceable by a Federal or state court or agency of competent jurisdictions, such determination shall have no effect on the validity and enforceability of the other terms and conditions of this Contract and the challenged term or condition shall be deemed deleted or modified to the extent necessary for such term or condition to be effective to the fullest extent.

39.2

Governing Law and Venue. This Contract is to be interpreted and enforced under the law of the Delaware and any dispute involving the Contract shall be heard in a court of competent jurisdiction in such jurisdiction.

39.3	Survival of Termination. The provisions of Sections 5, 6, 18, 24, 25, 26, 27, 33, 36, 37, 38 and 39 shall survive the termination (whether by completion of the Work or otherwise) of this Contract.
39.4

Non-Waiver. No waiver by a Party of any provision of this Contract shall be effective unless expressly contained in a writing signed by the waiving Party. Failure by a Party to enforce any provision of this Contract or to exercise any right arising out of this Contract shall not be deemed a waiver of that provision or right, or of any other provision or right, and no waiver by a Party of any breach shall be construed to be a waiver of any prior or succeeding breach.

39.5

Entire Agreement and Interpretation. This Contract constitutes the entire agreement between the Parties, and supersedes all prior proposals, agreements and understandings, whether oral or written, relating to the subject matter of the Contract.

39.6	Third Party Beneficiaries. The provisions of this Contract are intended for the sole benefit of Owner and Supplier and there are no third-party beneficiaries hereof.
39.7

***.  Owner and Supplier will each use its reasonable best efforts ***, promptly *** and deliver or cause to be *** and delivered *** in addition to those required by this Contract, *** reasonably *** to implement any provision of this Contract.

39.8	Record Retention. Supplier agrees to retain for a period of *** from the *** all records relating to ***.
39.9

Merger of Prior Contracts. This Contract supersedes any other agreement, whether written or oral, that may have been made or entered into between Owner and Supplier relating to the System of the Work. This Contract and the Exhibits hereto constitute the entire agreement between Owner and Supplier with respect to the System, and there are no other agreements, representations, warranties or commitments with respect to the System except as set forth herein.

39.10

Counterpart Execution. This Contract maybe executed by the Parties hereto in any number of counterparts (and by each of the Parties hereto on separate counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

39.11	***. Any amount owed to Supplier by Owner or any of Owner’s Affiliates shall be subject to deduction by Owner ***.
39.12

Publicity. Supplier agrees that it will not, without the prior written consent of Owner, use in advertising, publicity or otherwise, the name or logo of PHI, or the name or logo of any affiliate of PHI, or refer to the existence of this Contract in any press release, website, advertising or promotional material. Supplier shall, within ***.

39.13

Independent Supplier. Owner’s methods, equipment, and facilities used by Supplier shall, at all times, be under Owner’s exclusive direction and control. Supplier’s relationship to Owner under this Contract shall be that of independent Supplier and shall not be construed to constitute Supplier, or any of its employees or Subcontractors, as an authorized representative, agent, associate, joint venturer, or partner of Owner.

39.14

Assignment. This Contract is not assignable by either Party without the written consent of the other Party; provided, however, that both Parties are permitted to assign this Contract without such consent in connection with a merger, acquisition, corporate reorganization or sale of all or substantially all of its relevant assets, and both Parties shall be permitted to assign its rights and obligations hereunder to an Affiliate without the prior consent of the other Party.

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Nothing in this Contract shall restrict the transferability of shares, or other interests in Owner or Supplier, or the issuance by either Owner or Supplier of additional shares.
39.15	Binding Upon Successors. This Contract shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

39.16	Construction. This Agreement was prepared jointly by the Parties, and no rule that it be construed against the drafter will have any application in its construction or interpretation.
39.17

Counterparts. This Contract may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

39.18

Authorization by Parties. By executing this Contract, each person whose signature appears below on behalf of a Party certifies that he / she is authorized by such Party to enter into this Contract and that such Party agrees to be bound by this Contract

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In Witness Whereof, the Parties have caused this Contract to be executed by their duly authorized representatives as of the date(s) first forth below.

PHI SERVICE COMPANY

By:	Dennis R. Wraase
Name:	Dennis R. Wraase
Title:	Chairman of the Board and CEO
Date:	January 30, 2009

SILVER SPRING NETWORKS, INC.

By:	Scott A. Lang
Name:	Scott A. Lang
Title:	CEO
Date:	2-4-08

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PHI SILVER SPRING NETWORKS TERMS AND CONDITIONS

FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM

TABLE OF EXHIBITS

EXHIBIT A – Safety

EXHIBIT B – Statement of Work (SOW)

EXHIBIT C – Software License Agreement

EXHIBIT D – Third-Party Software Deliverables and Terms

EXHIBIT E – Maintenance Agreement

EXHIBIT F – Supplier’s Final Release of Liens Certificate

EXHIBIT G – Subcontractor’s Release of Liens Certificate

EXHIBIT H – Contract Change Authorization Form

EXHIBIT I – NOT USED

EXHIBIT J – Description of SSN Equipment, Software, and System

EXHIBIT K – Pricing and Payment Schedule

EXHIBIT L – Hosting Agreement

EXHIBIT M – Source Code and Manufacturing Know-How Escrow Agreement

EXHIBIT A – SAFETY

EXHIBIT A — SAFETY

1. OVERVIEW: This document, Contractor Safety Requirements - Exhibit A, outlines the safety requirements for Contractors of Pepco Holdings, Inc., (PHI) and its affiliates (as designated on the face of the Purchase Order to which this document is attached). The Purchase Order, together with the applicable attached PHI Terms and Conditions, Statement of Work, this Exhibit A, and other documents which may be identified on the face of the Purchase Order, constitute the Contract. It is not the intent of PHI to identify, in this document, activities required for Contractors to be in compliance with Occupational Safety and Health Administration (hereinafter “OSHA”) regulations, or with other applicable federal, state or local statutes, regulations, or ordinances. This document is intended to reflect and to incorporate by reference PHI’s safety policies and procedures.

2. CONTRACTOR RESPONSIBILITY FOR COMPLIANCE:

a. Law - It is the Contractor’s sole responsibility to understand and to comply fully with all applicable federal, state and local statutes, regulations, and ordinances.

b. PHI Safety Requirements - It is the Contractor’s sole responsibility to understand and to comply fully with all applicable PHI safety procedures and safety handbook(s), including any site-specific requirements.

c. Project Specific Technical Safety Requirements - For any project there may be additional, and often more specific, safety requirements. It is the Contractor’s sole responsibility to understand and follow the project specific technical safety requirements, as communicated by PHI. In the event Contractor identifies a conflict or potential conflict between the project specific technical safety requirements and applicable law or general PHI requirements, Contractor should bring such matter to the attention of the PHI Representative (see paragraph 7(b), below) for resolution.

d. Qualified Employees - It is the Contractor’s sole responsibility to provide qualified, trained employees.

e. Contractor compliance with Sections 2(a) – 2 (d) above shall be considered a requirement of the contract. Failure to comply may be considered by PHI to be a breach of the Contract.

3. CONTRACTOR DEFINED: As used herein, Contractor shall refer to the Contractor, its employees, officers, agents, representatives and permitted assigns and subcontractors.

4. COSTS OF COMPLIANCE: The Contractor’s cost to provide the appropriate safety measures and to comply with the Law and PHIs Safety Requirements must be considered and included as an integral part of the bid/proposal submission.

5. DATA REQUESTS / OTHER REPORTING: PHI may periodically request certain workforce statistical data, including but not limited to: (1) Lost Time Incident (LTI) rate for workers; (2) Restricted Work rate; and (3) OSHA Recordable Incident (ORI) rate. Upon request, Contractor shall promptly provide such information to PHI.

6. CONTRACTOR SAFETY AT PHI (SOURCING AND COMMUNICATION):

a. Safety performance is a prime consideration in the selection of Contractors. Contractor safety begins with the selection of Contractors who have demonstrated a good safety record. As a general principle, PHI favors Contractors that have an EMR in the top quartile of the applicable service category.

b. PHI’s goal is to ensure that Contractors with both long-term or sustaining working relationships and those with short duration contracts share the same safety values and demonstrate those values through their work performance.

c. Safety communication covers all methods by which PHI and the Contractor communicate about safety and all methods by which Contractor in turn communicates with its employees, officers, agents, representatives and permitted assigns and subcontractors about safety. Communication begins early in the bidding phase and is on-going as an integral part of PHI’s relationship with its Contractors. PHI expects that such safety communication will be an on-going and integral part of the Contractor’s relationship with its employees, officers, agents, representatives and permitted assigns and subcontractors. The goal is to ensure clarity and to limit misunderstandings.

7. SAFETY COMPLIANCE:

a. PHI reserves the right to immediately remove any contractor employee(s) from all work on PHI contracts, whether present and/or future, if they violate any PHI rules, including all Cardinal Safety Rules enumerated in the Cardinal Safety Rule Policy.

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b. PHI will include any additional safety and health performance requirements in the Purchase Order and will hold the Contractor accountable for meeting such contractual requirements. Such additional, specific safety requirements may include, but not be limited to, information included in bid specifications and pre-bid and pre-award documents, as incorporated into the Statement of Work, as well as the applicable PHI safety procedures and safety handbook(s), including any site-specific or project specific requirements, for the work to be performed by the Contractor.

c. As indicated in Section 2, above, safety compliance is the Contractor’s responsibility. PHI will assign a designated individual (hereinafter “PHI’s Representative”) to provide additional guidance and oversight to the Contractor.

d. PHI evaluates Contractor compliance by conducting routine and/or unannounced site visits, observing formal Contractor safety inspections, responding to reports of alleged non-compliance, and reviewing various aspects of the Contractor’s safety management program and similar quality management activities. PHI may perform formal audits and may issue formal evaluations. Contractor hereby agrees to cooperate with PHI in the performance of any such audit.

e. If a safety violation is observed by the PHI Representative, or a PHI employee, the violation will be discussed with the Contractor (as defined in Section 3, above) at the time of discovery.

f. If directed by PHI, the Contractor must immediately initiate corrective actions and implement measures to prevent a recurrence.

g. The Contractor shall monitor individual Contractor personnel in order to be able to identify those with poor safety records. Individuals who repeatedly violate safety rules shall be removed from the project. Individuals who commit a single serious violation of a safety rule(s) should also be considered for removal depending on the circumstances involved. PHI reserves the right to require the removal of such individual(s) from similar current PHI projects and to bar such individual(s) from future PHI projects or sites.

h. If a Contractor is observed to be operating in a manner that creates, or could reasonably be expected to create, an imminent danger to persons or property, the PHI Representative or a PHI employee observing the hazard is empowered to stop the job or that portion of the job impacted until the issue has been resolved to the satisfaction of PHI’s Representative.

i. The Contractor shall, immediately upon receipt of any safety-related citations or notices incurred on the project, notify and forward such citation or notice to PHI’s Representative. The Contractor shall also immediately notify PHI of any governmental safety or environmental inspection.

j. Willful and/or repeat violations of safety requirements by the Contractor may be considered by PHI, in its sole and exclusive discretion, to be a breach of the contract and reason for immediate suspension of work, removal from the project, contract modification or termination, and/or removal from PHI’s approved bidder’s list in PHI’s sole and exclusive discretion.

k. If the Contractor’s overall safety performance is determined by PHI, in its sole and exclusive discretion, as unsatisfactory or noncompliant with contract provisions, or if the Contractor is unwilling to demonstrate to PHI’s satisfaction, sufficient safety program improvement, such behavior may be considered a breach of the contract and reason for suspension of work, removal from the project, contract modification or termination, and/or removal from PHI’s approved bidder’s list in PHI’s sole and exclusive discretion.

8. GENERAL REQUIREMENTS:

a. As indicated in Section 2, it is the Contractor’s responsibility to comply fully with the Law and with PHI’s Safety Requirements.

b. In cases where there is more than one method of compliance with a given safety rule or regulation, the Contractor may deviate from PHI practices only if it can demonstrate to PHI’s Representative that the alternative practice provides an equal or greater margin of safety. Any such deviation must be expressly approved by PHI’s Representative prior to utilization of the practice.

c. PHI may provide more detailed information and guidance regarding any specific procedures prior to commencement of work.

9. ADMINISTRATIVE REQUIREMENTS:

a. Pre-Bid Meeting - Where a Pre-Bid meeting is coordinated by PHI, bidders will be provided with an opportunity to review applicable safety requirements and specific safety issues concerning the project, including but not limited to PHI procedures, safety handbooks and known site conditions. Where a Pre-Bid meeting is not held, and or subsequent to a Pre-Bid Meeting but prior to responding to the Request for Proposals (hereinafter “RFP”), Contractor may request further information or documentation from PHI, which responses will be shared with all bidders.

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b. Safety Plan - Contractors who are bidding to perform work which PHI has designated as requiring a project-specific Safety Plan shall submit the plan with its response to the RFP or Bid. Such Plan will be approved as part of the bid award process. At a minimum, the Safety Plan shall include the following elements:

1. Roles and Responsibilities – Identification of who will be responsible for project safety oversight and such individual’s qualifications. For multi-Contractor work-sites, each Contractor is responsible for its employees, officers, agents, representatives and permitted assigns and subcontractors. The Safety Plan shall clearly state the scope of this responsibility.

2. Scope of Work (SOW) – The plan must specifically identify the elements of the SOW for which the plan is applicable.

3. Task and Hazard Identification - Significant tasks to be performed by the Contractor as well as anticipated hazards and/or exposures shall be identified.

4. Hazard Mitigation Procedures and Work Methods - For each hazard or exposure identified, the Contractor shall specify measures that will be taken to mitigate such hazards or exposures. A table format may be used to organize and present the task, hazard, and mitigation steps. For example:

Location:	Substation Yard
Task	Hazard	Mitigation Steps
Material Handling	Contact with overhead energized lines/equipment	Off-load in the clear and have a safety observer present

5. Incident Analysis and Reporting – Specifically include, at a minimum, any unique or special incidental analysis or reporting that might arise out of the SOW.

6. Compliance Monitoring – Contractor shall define any unique or special methods necessitated by the SOW which will ensure that employees, officers, agents, representatives and permitted assigns and subcontractors will achieve safety compliance.

c. Contractor Orientation – Contractor Orientation is intended to serve as a communications forum to identify PHI safety requirements and the resources / references applicable to the specific contract work to be performed. This orientation session is not intended to train Contractor’s management, its employees, or subcontractors.

1. The extent and content of the orientation session shall be commensurate with the scope and type of the Contractor’s activities and may include an orientation video(s).

2. The Contractor’s management representative responsible for the performance of the work shall attend the orientation session.

3. After the completion of the orientation session, and prior to commencement of the work, an appropriate Contractor management representative shall certify in writing that:  (1) the Contractor has been informed of PHI safety requirements; (2) that employees, officers, agents, representatives and permitted assigns and subcontractors have the appropriate qualifications to perform the work; and (3) the Contractor agrees to comply with all applicable safety requirements. The Contractor shall complete and return the safety acknowledgment form provided at the orientation.

d. Project Kickoff – When deemed necessary by PHI, a pre-construction or project kickoff meeting will be held with the Contractor prior to the commencement of work. At the meeting:

1. The parties will review and discuss the Contractor’s Safety Plan, if one was required.

2. Hazard mitigation measures will be reviewed; work will not commence until these hazards have been adequately addressed. The meeting will address the methods by which compliance will be achieved in accordance with applicable safety requirements.

3. When requested, the Contractor shall exchange an Emergency Call List with PHI. The list must contain 24-hour contact information for key Contractor and PHI personnel. This list will be distributed to all appropriate parties.

4. For facility service contracts, a review of associated safety issues and specific facility issues, restrictions or practices, such as evacuation procedures will be addressed. Any changes in the facility that may affect the safety of Contractor or PHI employees or third parties will be communicated immediately.

e. Safety Meetings and Job Safety Briefs - During the periods when work is being performed, the Contractor shall conduct regular safety meetings with their employees and subcontractors. In addition, each crew shall conduct job safety briefs: (1) prior to each day’s work; (2) when there are changes to the work order or plan; (3) and/or when a new worker joins the crew. Documentation of such job safety briefs shall be readily available at the job site for inspection and retained for the duration of the project or thirty (30) days, whichever is longer.

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10. INCIDENT REPORTING AND INVESTIGATION:

a. An Incident is an unplanned event that results in, or could potentially result in, (1) harm to people; (2) damage to property; and/or (3) adverse public impact.

b. There are four categories of Incidents:

1. Injury / Illness – an event or occurrence that causes harm to a person or persons;

2. Property Damage – an event or occurrence that causes damage to property, whether owned by PHI, the Contractor, another Contractor, or the public;

3. Adverse Public Impact – an event or occurrence that disrupts service to the public or result in adverse publicity or public reaction;

4. Near-Miss – an event or occurrence which had the potential under different circumstances to any of the above.

c. A Hazardous Condition is a condition that requires actions to rectify and requires further investigation in accordance with this Section, in order to prevent such Hazardous Condition from becoming an Incident.

d. If an Incident occurs, the first priority is to minimize exposure of personnel and/or the public to the potential for additional injury or consequence and to ensure that the injured receive medical treatment. Contractor shall report promptly any Incident(s) to PHI’s Representative.

e. Incident Reporting - The PHI reporting requirement outlined herein does not substitute for any applicable legal reporting requirements. In the event of an Incident, the Contractor shall collect and immediately provide to PHI the following information.

1. What happened?

2. Who and how many people were injured or became ill?

3. What treatment was administered?

4. What was the nature and seriousness of the injury / illness?

5. Where did the incident occur?

5. When did the incident occur (date, time of day)?

6. Were there any witnesses?

7. Whether a governmental agent appeared at the work site in connection with the Incident.

f. Incident Investigation – If directed by PHI, the Contractor shall conduct an investigation that will identify contributing factors relating to the Incident and the corrective actions that will be taken to prevent recurrence. Such investigation shall be completed within the time period required. The results of the investigation shall be described in a report prepared by the Contractor and provided to PHI. The Contractor may use its internal incident reporting forms, however, PHI reserves the right to require reports be submitted in a form acceptable to it after discussion with the Contractor.

4

EXHIBIT B – STATEMENT OF WORK (SOW)

Pepco Holdings Inc., (PHI) AMI Technology

Statement of Work (SOW) with Silver Spring Networks (SSN)

Table of Contents

1	Product/Service Strategy

2	Approach, Methodology, and Capacity to Deliver

3	AMI System Information Specifications

4	AMI System Specifications

5	AMI *** Specifications

6	*** Specifications

7	*** Specifications

8	AMI *** Specifications

9	Glossary

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1 Product/Service Strategy

1.1	Semi-annually, SSN will provide PHI with a revised roadmap that includes but is not limited to product strategy, product plan, and product road map for the *** including ***, ***, ***, and ***.
1.1.1	NIC.
1.1.1.1	The NIC will provide access to all data stored in the ***.
1.1.1.2	***.
1.1.2	Electric Meters.
1.1.2.1	*** of all electric meter programming will be made available by 3Q 2009 and electric meter firmware will be made available by 4Q 2009.
1.1.2.2	By mid July 2009, ***.
1.1.2.3	SSN will assist PHI with the ***.
1.1.3	***.
1.1.3.1	Provision of *** for PHI’s meter population as defined in the table in section 6.2.4.
1.1.3.2	Provision of *** for the *** by Q4, 2009.
1.1.3.3	Provision of high-end commercial module by Q3 2009.
1.1.3.4	***.
1.1.3.5	***.
1.1.3.6	***.
1.2	SSN will implement a users group by Q 1, 2009 and facilitate meetings of this group on an annual basis.

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2 Approach, Methodology, and Capacity to Deliver

2.1	Project Management – SSN:
2.1.1

SSN will assign a PHI-dedicated resource as Project Manager for the full deployment – from initial planning through to project acceptance. The Project Manager is the main resource for planning and implementing the project, and will be the main point of contact between PHI and Silver Spring Networks and partners.

2.1.2	SSN will assign a management team to support the Project Manager consisting of (1) ***, (2) ***, (3) ***, and (4) ***.
2.1.3

SSN will implement at a minimum the following project team with roles and responsibilities of each defined below. SSN to ensure that project team is adequate to meet all responsibilities defined in this SOW.

Project Manager.

SSN assigns a Project Manager who becomes a dedicated resource for the full deployment – from initial planning through to project acceptance. He or she is the main resource for planning and implementing the project, and would be the main point of contact for PHI. The SSN Project Manager’s focus will be to ensure the following:

•	Efficient communication between the PHI and SSN teams
•	Management of the project schedule
•	Management of SSN resources
•	Quality of SSN products and services

To aid the SSN Project Manager in project success, a team is gathered around him/her and consists of some of the most experienced and competent individuals in the utility industry. Team members include:

Field Engineer(s) - The Field Engineer will be responsible for overall network design and deployment to include field survey, oversight of network device and endpoint installation and training of PHI or contractor personnel in proper installation techniques.

Customer Service and Training Representative(s) - The Training and Customer Service Lead will use the UtilityIQ® (UIQ) software to monitor the system initially and train PHI employees on this process.

Systems Integration Lead - This individual will work directly with PHI and manage an internal team of integration engineers to integrate SSN applications with SSN back office applications.  *** . The SSN System Integration Manager’s focus will be to scope, design, document, implement and deliver integration of SSN applications with PHI’s applications.

Technical Support Lead - is responsible for the provisioning of all SSN network and endpoint components during deployment. This individual assures that all devices are properly configured and tested to assure the highest possible quality and compliance with the agreed upon acceptance criteria.

*** - ***.

*** - ***.

Network Applications Manager - This individual will work with PHI to scope, design, document, implement and deliver networks to meet PHI’s requirements, based on SSN products and technologies. They will provide guidance on hardware specifications to meet performance and scalability requirements and work with PHI’s network and IT teams to educate them on the technical details of the SSN wireless mesh network, variety of WAN backhaul options, and end-to-end data flows from endpoints (e.g. meters) to the back-office data centers.

2.1.4	PHI has the right to approve or request replacements for SSN project resources.
2.2	Project Management – PHI. PHI will assign a SSN-dedicated resource as Project Manager for the full deployment - from initial planning through to project acceptance.
2.2.1	The Project Manager is the main resource for planning and implementing the project, and will be the main point of contact between Silver Spring Networks and PHI.

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2.2.2	PHI will assign a management team to support the Project Manager consisting of a Project Sponsor and appropriate business and domain experts.
2.3

Procedures and Processes. SSN will document procedures and process maps for customer support, change control, troubleshooting (whether the problems stem from system, meter, or installation), and RMA / Warranty further support successful implementation.

2.3.1	SSN will provide independent documentation for ***.
2.3.2	PHI will approve procedures and process maps for implementation.
2.4	Communications. SSN will track and communicate project activities and task completion during weekly meetings with PHI beginning after contract execution using tools that include ***.
2.4.1	The items listed in 2.4 above are rolled into ***.
2.4.2	SSN will provide ***. PHI and SSN will ***. SSN will provide ***.
2.5	PHI and SSN will formally communicate via the following schedule (final distribution lists to be provided by PHI):

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

2.6	SSN will not publically communicate any information about the AMI Solution at or for PHI without the permission of PHI.
2.7	Scope Changes. When the need arises for potential changes in the scope, schedule or budget, ***, ***.
2.8

SSN will draft and provide to PHI an initial implementation plan that outlines the steps required from contract execution to *** installation. SSN will further draft and provide to PHI an initial project plan that outlines all steps required from contract execution to completion of ***.

2.9	Materials Forecasting and Ordering Process.
2.9.1

Purchase of Equipment. During the term of this Agreement, PHI may order Equipment *** from SSN through the issuance of a purchase order (“Purchase Order”) specifying the type and quantity of Equipment ordered, the shipment destination and the requested delivery date. The requested delivery date shall be at least *** after the date the purchase order is accepted unless otherwise agreed in writing. Each purchase order shall be accepted or rejected by SSN in writing within *** after receipt by SSN. PHI may not cancel or modify any purchase order after it has been accepted unless mutually agreed in writing by both PHI and SSN.

2.9.2

Forecasts. PHI will work with SSN to develop a written inventory ordering and inventory management process that provides reasonable forecasting and reasonable assurance of supply. PHI will provide an initial *** forecast no less than *** prior to the delivery date of the initial Equipment. PHI will provide SSN a rolling ***. All forecasts are for planning purposes only and are non-binding upon PHI.

2.9.3	SSN monthly shipment schedule to PHI. At the beginning of each month, SSN will provide to PHI electronically a schedule of shipments during that month for all Equipment.
2.9.4	SSN confirmation of shipment to PHI. Upon shipment of any Equipment to PHI, SSN will notify PHI electronically.
2.9.5

Inspection and Acceptance or Rejection. PHI shall inspect the Equipment within *** (the “Inspection Period”) to ascertain correct quantities and visible damage or deviation from the Purchase Order. Upon notice to SSN within the Inspection Period, SSN agrees to replace all damaged or incorrect Equipment and deliver, at SSN’s expense, replacement Equipment in order to meet the correct quantities. Such replacement deliveries shall be completed within a reasonable time from the receipt by SSN of PHI’s notice. Failure by PHI to provide such

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notice to SSN within the Inspection Period shall constitute acceptance of the Equipment in the applicable shipment; provided that such acceptance shall not prejudice PHI’s warranty rights articulated in the PHI-SSN Terms and Conditions for Supply and Install of a Smart Grid System.

2.9.6	SSN will provide a data file to PHI documenting appropriate Equipment information. PHI and SSN will work together to define the content of this data file. PHI will import such file into ***.
2.9.7

Changes in Equipment. SSN may at any time add, replace, or delete Equipment from its Product line *** and may at any time change the specifications for any Equipment ***, provided, however, that any such additions or replacements shall satisfy the requirements of section 4.2.5.

2.10	AMI System Deployment Period - Delaware. SSN will deploy a fully operational AMI solution in the Delmarva Power & Light (DPL) – Delaware. Deployment of approximately ***.
2.11

AMI System Deployment Period – remainder of PHI service territory. PHI desires to deploy a fully operational AMI solution in the following segments of the PHI service territory; however, such deployment is contingent upon receipt of appropriate regulatory approvals. For advance planning purposes, such additional deployments would consist of the following:

2.11.1	Potomac Electric Power Company (Pepco) – Maryland. Deployment of approximately *** in the Pepco Maryland Service territory.
2.11.2	Delmarva Power & Light (DPL) – Maryland. Deployment of approximately *** in the DPL service territory.
2.11.3	Potomac Electric Power Company (Pepco) – DC. Deployment of approximately *** in the Pepco service territory.
2.11.4	Atlantic City Electric Company (ACE). Deployment of approximately *** in the ACE service territory.
2.12

Flexibility of schedule. PHI has identified, to the best of its knowledge, the anticipated AMI solution deployment schedule. PHI anticipates that this schedule will change periodically due to regulatory guidance. PHI will update SSN as schedule changes occur.

3 AMI System Information Specifications

3.1	Electric Metering
3.1.1	Electric days are defined as 24-hour periods from 12:00 Midnight Eastern Prevailing Time of one day to 12:00 Midnight Eastern Prevailing Time of the subsequent day. ***.
3.1.2	Interval Data
3.1.2.1	Interval data is defined as incremental consumption data occurring during defined interval and register values used to define incremental consumption data as stored in the C12.19 tables of the meter.
3.1.2.2	The system supports 5, 15, 30, and 60-minute interval data recording *** provided that the meters selected by PHI support this number of recording channels
3.1.2.3	Resolution. The system provides a minimum resolution of one watt-hour register reads, provided that the meters selected by PHI support this resolution.
3.1.2.4	Delivery Per Billing Cycle. The system communicates *** all 15-minute billing cycle interval data ***. The system communicates *** all 15-minute billing cycle interval data ***.
3.1.2.5	Daily Delivery. The system communicates *** all daily 15-minute interval data ***.
3.1.2.6	Hourly Delivery. The system communicates *** all 15-minute interval data ***.
3.1.2.7	15-Minute Delivery. The system communicates *** all 15-minute interval data ***.
3.1.2.8	5-Minute Delivery. The system communicates *** all 5-minute interval data ***.
3.1.2.9	Time Accuracy. The system provides time accuracy of interval data to ***.
3.1.2.10

Configurability. The system will *** change system wide communications interval length as well as interval recording channel types and quantities and interval recording length by individual meter, and batch of meters, remotely ***.

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3.1.3	Demand
3.1.3.1	The system communicates peak kW demand reading as defined in the meter and as stored in the C12.19 tables of the meter.
3.1.3.2	Delivery Per Billing Cycle. The system communicates *** all billing cycle demands for ***. Billing cycle demand register is remotely reset following successful billing cycle read. ***.
3.1.3.3	Time Accuracy. The system supports time accuracy of demand period to ***.
3.1.3.4	Configurability. The system will *** change demand interval length and demand calculation method by individual meter, and batch of meters, remotely ***.
3.1.4	Time-of-Use
3.1.4.1	The system communicates the TOU registers and associated demand values associated with each TOU register as defined in the meter and as stored in the C12.19 tables of the meter.
3.1.4.2	Delivery Per Billing Cycle. The system communicates *** all time-of-use data ***. Billing cycle demand registers are remotely reset following successful billing cycle read. ***.
3.1.4.3	Time Accuracy. The system supports time accuracy of demand period ***.
3.1.4.4	Configurability. The system will *** enable, disable, and change peak, intermediate, and off-peak time-of-use periods by individual meter, and batch of meters, remotely ***.
3.1.5	Coincident Demand
3.1.5.1	The system communicates Power Factor, kVAR, and kVA at kW demand peak interval as defined in the meter and as stored in the C12.19 tables of the PHI selected meter.
3.1.5.2	Delivery Per Billing Cycle. The system communicates *** all billing cycle coincident demands ***. Billing cycle coincident demand register is reset following successful billing cycle read. ***.
3.1.5.3	Time Accuracy. The system supports time accuracy of demand period ***.
3.1.5.4	Configurability. The system will *** change demand interval length and demand calculation method by individual meter, and batch of meters, remotely ***.
3.1.6	Bi-Directional Metering
3.1.6.1

The system supports communication of delivered and received coincident demand and interval data recorded by the meters selected by PHI per requirements 3.1.1 through 3.1.5.4 for the entire PHI electric meter population.

3.1.6.2	The system will *** changing the programming of a meter from unidirectional to bi-directional ***.
3.1.7	Net Metering
3.1.7.1

The system supports derivation of net energy consumption (or communication of net consumption as calculated by the meter), communication of demand and coincident demand, and recording of interval data, per requirements 3.1.1 through 3.1.5.4 by means of delivered minus received bi-directionally metered quantities of 3.1.6.

3.1.7.2	The system stores values for each register configured on the meter, including Energy Delivered, Delivered + Received, and Delivered - Received, or any other register that may include net values.
3.1.7.3	The system will *** support remotely changing the programming of a meter from net metering to bi-directional metering ***.
3.1.8	Reactive Power
3.1.8.1

The system supports communication of reactive energy (kVAR and kVARh) consumption, demand, coincident demand, and interval data as defined in the meter per requirements 3.1.1 through 3.1.5.4 for the commercial and industrial meter population.

3.1.8.2	The system will *** support remotely changing the ability to enable and disable reactive power, provided the meters selected by PHI support such Reactive Power recording and remote configuration.

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3.1.9	Apparent Power
3.1.9.1

The system supports communication of apparent energy (kVA and kVAh) consumption, demand, coincident demand, and interval data as defined in the meter per requirements 3.1.1 through 3.1.5.4 for the commercial and industrial meter population.

3.1.9.2	The system will *** support remotely changing the ability to enable and disable apparent power, provided the meters selected by PHI support such Apparent Power recording and remote configuration.
3.1.10	On-demand Data Access. The system supports remotely initiated request for any available meter and system data.
3.1.10.1	On-demand Energized Meter Verification
3.1.10.1.1	The system communicates the real time energized status of an individual meter on request ***. The system timestamps all requests and responses.
3.1.10.1.2	The system communicates the real time energized status per the following table. The system timestamps all requests and responses.

***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

3.1.10.1.3	The SSN system shall indicate if the cause for a failed request to verify the energized status of an endpoint meter ***.
3.1.10.1.4	Energized meter verification automatically times-out *** or after a PHI remotely configurable duration greater than ***.
3.1.10.2	On-demand Meter Read
3.1.10.2.1

The system communicates, on request, any available meter registers (including register read, consumption, demand, coincident demand, specific day interval data, meter/system status, meter events, power quality measures, voltage) of an individual meter, or batch of meters as stored in the C12.19 tables of the PHI selected meters. The system timestamps requests and responses.

3.1.10.2.2	The system delivers on-demand meter read data for a single meter ***.
3.1.10.2.3	The system delivers on-demand meter read data for up to *** within *** of request initiation.
3.1.10.2.4	For failed data reads, the system communicates the failure reason, ***. The system communicates cumulative failure statistics over a user-defined time period. ***.
3.1.11	Power Outage Detection and Notification
3.1.11.1	The system detects, timestamps, and reports the loss of, power.
3.1.11.2	Definition of Power Loss
3.1.11.2.1	Power loss is any event ***.
3.1.11.2.2	The system will communicate power fails ***.
3.1.11.3	The scale of the outage does not impact message delivery latency.
3.1.11.4	Outage detection notification for each meter will be available from the system head-end within the post-detection latency and reliability ***.
3.1.11.4.1	Single Meter Sustained Outage (Single No-light Secondary Outage). Outage detection notification is available from the system head-end ***.

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3.1.11.4.2	Multiple Meter or Transformer Sustained Outages of Less Than 100 Meters. Outage detection on a scale of 10 to 100 meters ***.
3.1.11.4.3	Small Scale Sustained Outage (Multiple Primary Outages). Outage detection notification is available from the system head-end ***.
3.1.11.4.4	Medium Scale Sustained Outage (Primary Outage). Outage detection notification is available from the system head-end ***.
3.1.11.4.5	Large Scale Sustained Outage (Primary Outage). Outage detection notification is available from the system head-end ***.
3.1.11.5

Outage Detection Mode. SSN will implement in the UIQ Outage Detection System module the ***.  This capability will be implemented in such a way that it can be enabled or disabled *** made available to PHI.

3.1.11.6 Outage Detection Algorithm. The UtilityIQ outage detection component allows PHI to ***.

3.1.11.7 Time Recording. The system dates and time stamps detection of outage events at the device ***.  The NIC records date and time stamp of an outage event in its event log and transmits that log upon the next scheduled reading.

3.1.11.8	Event Filtering.
3.1.11.8.1	***.
3.1.11.8.2	Momentary outages are categorized as *** lasting less than 60 seconds, while a sustained outage would be *** longer than 3 or 5 minutes (IEEE 1366).
3.1.11.9	At the meter level, the last gasp messages are timed ***.
3.1.11.10	Outage notification is event driven ***.
3.1.11.11	The NIC embedded in the device attempts to send last gasp ***.
3.1.11.12	For battery backed devices, loss of power *** will be issued ***.
3.1.11.13	Outage detection capability for network components ***.
3.1.12	Blink / Momentary Outage. Momentary interruptions are defined as a reduction of line-side voltage ***.
3.1.12.1	Blink/Momentary reporting is initiated by the meter. ***.
3.1.12.2	Counts: The system captures and maintains a count of momentary interruptions.
3.1.12.3	The system reports momentary interruption counts on-event ***.
3.1.12.4	Events: The system captures and reports the date and time of each momentary interruption on the occurrence of each event by meter.
3.1.13	Power Quality and Voltage Monitoring and Reporting
3.1.13.1	The meter monitors line-side RMS voltage and the system communicates on a daily basis ***.
3.1.13.2	The system communicates sag and swell information ***.
3.1.13.3	The system communicates power quality and voltage deviation events with date and time stamping ***.
3.1.13.4	The system communicates voltage and current harmonic distortions recorded by the meter ***.
3.1.13.5	The system communicates line side to neutral RMS voltages for each power supply line to the meter ***.
3.1.13.6	The system reports Pst & Plt as recorded by the meter selected by PHI as defined by IEEE 1453 ***.
3.1.13.7	***.
3.1.14	Power Restoration Detection and Notification
3.1.14.1	The system detects, time stamps and reports the restoration of power.

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3.1.14.2	Definition of Power Restoration.
3.1.14.2.1	NICs are programmed to send a restoration message ***.
3.1.14.2.2	The system will make available in *** and *** to detect *** as enabled by the meter provided ***.
3.1.14.3	Delivery of restoration notification ***.
3.1.14.4	Restoration detection notification for each meter is available from the head-end system ***.
3.1.14.4.1	Restoration After a Single Customer Sustained Outage (Single No-light Secondary Outage). Power restoration notification is available from the system head-end ***.
3.1.14.4.2	Restoration After a Multiple Secondary or Transformer Sustained Outages of Less Than 100 Customers. Power restoration notification is available from the system head-end ***.
3.1.14.4.3	Restorations After a Small Scale Sustained Outage (Multiple Primary Outages). Power restoration notification is available from the system head-end ***.
3.1.14.4.4	Restoration After a Medium Scale Sustained Outage (Primary Outage). Power restoration notification is available from the system head-end ***.

3.1.14.4.5 Restoration After a Large Scale Sustained Outage (Primary Outage). Power restoration notification is available from the system head-end ***.

3.1.14.5	Time Recording. System dates and time stamps detection of restoration events at meter, ***.
3.1.14.6	NICs are programmed to send a restoration message ***.
3.1.15	Revenue Integrity Monitoring
3.1.15.1	The system monitors the load and metering equipment, makes available status of all such monitoring ***.
3.1.15.1.1	Reverse Energy. The system detects reverse power flow on a meter programmed or operating as a non-net energy meter or non-bidirectional energy meter.
3.1.15.1.2	***.
3.1.15.1.3	On-demand. All monitoring activities are available via on-demand ***.
3.1.15.1.4	Configurability. *** system will *** remotely modify monitoring properties and event reporting thresholds by individual meter, and/or batch of meters, ***.
3.1.16	Remote Disconnect and Reconnect.
3.1.16.1	The system supports the execution of remote disconnect and reconnect functions by individual meter or volumes of meters per the latencies in the following table.

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***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

3.1.16.2	The system confirms execution of remote disconnect or reconnect functionality and logs the position of the disconnect switch.
3.1.16.3	The residential meters selected by PHI will not close the reconnect switch if load-side voltage is detected (by the meter) in a meter with an open reconnect switch.
3.1.16.4	Cycle Count. The meter selected by PHI maintains a non-volatile count of the number of remote disconnect switch cycles.
3.1.17

Monitoring of Meter Problems. The system communicates recording and daily collection and notification of meter register and diagnostic information. This information, depended upon the meter selected by PHI may include ***.  Register and diagnostic information recorded by the meter will be communicated by the NIC ***.

3.2	Gas Metering
3.2.1

Gas days are defined as 24-hour periods from 10 AM Eastern Prevailing Time of one day to 10 AM Eastern Prevailing Time of the subsequent day. All data requirements will deliver complete gas day data, *** and export the anchor register read along with the interval data to IEE.

3.2.2	Cumulative Volume (CCF, MCF)
3.2.2.1	Delivery Per Billing Cycle. The system communicates *** all billing cycle cumulative volume data ***. The system ***.
3.2.2.2	Daily Delivery. The system communicates *** all cumulative volume data ***.
3.2.2.3	Time Accuracy. The system communicates time accuracy of interval data ***.
3.2.2.4	Configurability. The system can change the gas day to any 24-hour period, system wide, with data delivery latencies as pre-defined herein ***.
3.2.3	Interval Volume Gas Data (Gas General, Gas Medium and Large Volume Firm and Gas General, Medium and Large Volume Transportation Customers —CCF, MCF)
3.2.3.1	Delivery Per Billing Cycle. The system communicates *** all billing cycle interval volume data ***.
3.2.3.2	Daily Delivery. The system communicates *** gas interval data ***.
3.2.3.3	Time Accuracy. The system provides time accuracy of interval data ***.
3.2.3.4

Configurability. The system changes interval recording channel quantities and interval recording length by individual meter, and batch of meters, remotely ***.  The system provides the ability to change periodic hourly delivery based on definition of gas day per 3.2.2.4.

3.2.4	Corrected Consumption
3.2.4.1	The system provides corrected gas consumption where pressure/temperature correctors are used. ***.
3.2.4.2	The SSN IMU is interoperable with gas compensation devices that expose a Form A or Form C relay output or with devices that emit an electronic pulse.

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3.2.4.3	The SSN IMU supports register reading ***.
3.2.5	Uncorrected Consumption.
3.2.5.1	The system provides uncorrected consumption where pressure/temperature correctors are used.
3.2.5.2	The SSN IMU is interoperable with gas compensation devices that expose a Form A or Form C relay output or with devices that emit an electronic pulse.
3.2.5.3	The SSN IMU supports register reading ***.
3.2.6	Gas Pressure
3.2.6.1	The system will provide the capabilities of monitoring and reporting meter inlet-side gas static pressures ***.
3.2.6.2	The system will provide the ability to detect, date and time stamp ***.
3.2.6.3	The system will support on event and daily the delivery of gas pressures *** events.
3.2.6.4	Configurability. The system will support remote configurability of event delivery frequency and of event threshold values. ***.
3.2.7	Revenue Integrity Monitoring
3.2.7.1	The system monitors the consumption and metering equipment ***.
3.2.7.2	***. The Gas IMU can be configured for ***.
3.2.7.3	***. The Gas IMU can be configured ***.
3.2.7.4	Battery Alarm. The Gas IMU detects imminent battery failure. ***.
3.2.7.5	High/Low Flow Alarm. The Gas IMU detects remotely configurable high and low flow conditions and detects instrumentation alarms from gas correctors. ***.
3.2.7.6	Loss of Communication. A report in UIQ can be run ***.
3.2.7.7	***.
3.2.7.8	Runaway or peak usage detection. The Gas IMU detects a Runaway or Peak Usage condition for individual meters. A runaway meter rate can be configured ***.
3.2.7.9	***.
3.2.7.10	Revenue integrity alerts are event driven, transmitted upon occurrence, and displayed in UtilitylQ. Revenue integrity alerts are available via query of UIQ on-demand.
3.2.7.11	Configurability. The system changes monitoring properties and event reporting thresholds by individual IMU, or batch of IMUs, remotely. ***.
3.3	Home Area Network (HAN) and Demand Response
3.3.1

Facilitation of HAN and DR communications. The HAN Interface is located in the NIC integrated with the electric meter. The SSN NIC incorporates a HAN gateway interface under glass supporting a 2.4 GHz ZigBee Pro module.

3.3.1.1	The endpoint firmware includes IEEE 802.15.4 chipset support.
3.3.1.2	The SSN solution has the ability to support *** 2.4GHz ZigBee Pro Smart Energy Profile, ***.
3.3.2	Devices.
3.3.2.1	Programmable Controllable Thermostats. The system will communicate with any PCT that conforms to the ZigBee Pro Smart Energy Profile. ***.
3.3.2.2	In-Home Displays. The system will communicate with any In-Home Display that conforms to the ZigBee Pro Smart Energy Profile.

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3.3.2.3	Direct Load Control devices. The system will communicate with any Direct Load Control device that conforms to the ZigBee Pro Smart Energy Profile.
3.3.2.4	The system will communicate with any other device that conforms to the ZigBee Pro Smart Energy Profile.
3.3.3	***.
3.3.4	SSN will provide tools to test the communications to each of the devices in the home ***.
3.3.5	SSN will work with partners to jointly deliver a solution for range extenders or repeaters ***.
3.3.6	Latency of communications. The solution is expected to provide the following latencies of communication to a HAN and/or DR device and communication of acknowledgement from the same device to PHI. ***.
3.3.6.1	Communication with one device ***.
3.3.6.2	Communication with 1,000 devices ***.
3.3.6.3	Communication with 100,000 devices ***.
3.3.6.4	Communication with a large percentage of devices ***.
3.3.7	Message success. The solution provides a *** success rate for ZigBee Pro communications with a HAN and/or DR device compliant with ZigBee Pro Smart Energy Profile.
3.3.7.1	Messages sent from UIQ provide confirmation on message delivery and receipt by a HAN or DR device.
3.3.7.2	***.
3.3.8	Han messaging.
3.3.8.1

*** support communications to in-premise devices such as in-home displays that are capable of displaying messages. Communication include but are not limited to critical peak pricing events, energy rates, outages, and energy costs consumption, and utility messaging.

3.3.8.2	*** support communications from a premise in-home display to Utilityl Q such as user overrides of load control signals, election into PHI offered demand response or energy efficiency programs.
3.3.8.3	The system supports polling of the electric meter by the in-home display at a configurable frequency for purposes of displaying usage information.
3.3.8.4	Pricing signals. The solution supports load and price control signals designated for the in-home display. ***.
3.3.9	Premise devices and premise gateways communicate with the meter locally via ZigBee Pro Smart Energy Profile communications, ***.
3.3.10

*** support firmware upgrades to HAN devices via the Firmware Upgrader within UtilityIQ. The system will support firmware upgrade of HAN devices conformant with the ZigBee Pro Smart Energy Profile standard for such upgrade ***.

3.3.11	Security.
3.3.11.1	The system utilizes ZigBee Pro and SEP encryption to ensure cyber security during device communications.
3.3.12	Federal Communications Commission (FCC) Regulation. The system operates and will continue to operate within all FCC Regulation limits.
3.3.13	Device addressing and control.
3.3.13.1	The system supports both individual and group addressability.
3.3.13.2	The system supports grouping of end-points, including in-premise devices, ***.
3.3.13.3	Messaging and control events can be addressed to both individual devices and groups of devices.

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3.3.14	***.
3.4	Pre-payment
3.4.1	The AMI solution supports pre-payment for energy whereby customers pay for the energy prior to use (obtain credit) and service may be disconnected upon the exhaustion of credit ***.
3.4.2	The AMI solution facilitates pre-payment via the meter selected by PHI which makes use of the remote disconnect/connect switch and usage monitoring capabilities.
3.4.3

The AMI solution supports override of the service disconnect and/or reconnect remotely upon receipt of additional prepaid funds, prepaid meters’ integration with the AMI system, and in-premise display ***.

3.4.4	In-Home Displays. Pre-payment communications are dependent on the availability of a ZigBee Pro Smart Energy Profile pre-payment cluster.
3.4.4.1	The system is capable of communicating energy consumption and pre-payment information to the in-home display.
3.4.4.2	The system is capable of providing pre-pay customers with notice of when pre-pay credit is expected to be exhausted.
3.5	Load Limiter
3.5.1	The system supports the ability to limit consumption via optional remote service disconnect switch open/close capability ***.
3.5.2	Load limiting is supported via the opening of the remote service disconnect switch and disconnection of load by the meter selected by PHI when the load exceeds a specified threshold.
3.5.3	Load Limit Threshold. The load limit threshold is remotely configurable in the meter selected by PHI based on magnitude and duration. ***.
3.5.3.1	***.
3.5.4	Upon load limit threshold excursion, the meter selected by PHI will open the remote service disconnect switch for a specified duration.
3.5.5

Load Disconnect Duration. The meter selected by PHI supports a remotely configurable load disconnect duration in seconds. This parameter determines the duration of the disconnect prior to re-closure of the remote service disconnect switch.

3.5.6

Load Limit Lockout. The meter selected by PHI supports a remotely configurable load limit lockout which governs the maximum number of load limit remote service disconnect switch open/close cycles within specified period of time. The number of cycles and the time period (in hours) within which they will occur for lockout is remotely configurable in the meter selected by PHI. Lockouts leave the remote service disconnect switch open and the load disconnected and will be reported upon occurrence. The system supports the ability to clear lockouts remotely.

3.5.7	The meter selected by PHI will reclose the remote service disconnect switch after the duration specified in the meter.
3.5.8	The meter selected by PHI will not reclose the remote service disconnect switch if load-side voltage is detected by a meter whose remote service disconnect switch is open.
3.5.9	Load Limit Enable. Independently of the load limit threshold(s), the system supports a universal enabling or disabling of load limiting functionality. ***
3.5.10	Cycle Count. The system maintains a non-volatile count of the number of remote disconnect switch cycles.
3.5.11	Time Accuracy. Time accuracy of all load-limiting durations ***.
3.5.12	Configurability. The system supports the configuration of all load-limiting parameters by individual meter, or batch of meters, remotely ***.

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3.6	Distribution Automation
3.6.1	Communications protocol. SSN’s network communications infrastructure and mesh LAN is capable of transporting DNP 3.0 in the following configurations: Master/Slave, Peer to Peer and Multi drop.
3.6.2	eBridge.
3.6.2.1	The eBridge device is the interface between the SSN AMI network communications infrastructure and any DNP 3.0 communications protocol enabled device.
3.6.2.2	The eBridge device provides an Ethernet and serial interface.
3.6.3	Devices
3.6.3.1	SSN eBridge devices can be seen in UIQ as a Bridge device. The devices can be pinged via UIQ. ***.
3.6.3.2	UIQ is the communications manager for the eBridge devices. ***.
3.6.3.3	All devices used in a DA or SCADA application join the network in a very similar fashion as the NIC enabled devices. ***.
3.6.4	Configurability. The system changes monitoring properties and event reporting thresholds by individual eBridge device, or batch of eBridge devices, remotely. ***.
3.6.5	Latency of communications. ***.
3.6.6	Reliability of Communications. ***.

4 AMI System Specifications

This section describes the overall requirements of the AMI system and applies to meters, Gas IMUs, demand response devices, communications network, data collection (or head-end system) software and hardware.

4.1	System Availability and Quality
4.1.1

AMI System Operating Life. The operating life of the system ***.  The system will remain operational, *** for an additional *** years *** in order to enable replacement of the system at end-of-life ***.  The total extended operating life of the system is ***.

4.1.2	Quality Control.
4.1.2.1	SSN will continue to use its established ISO 9001-2000 Quality Control Program to universally mandate standards through a set of well-defined audits.
4.1.2.2

All SSN hardware products have completed the EVT and DVT stages successfully. All future products will complete EVT and DVT stages successfully before releasing to PHI. NICs and Gas IMUs are FCC Part 15.247 and IC certified.

4.1.2.3

***.  Additionally, each of SSN’s technology partners employs its own quality standards and procedures. SSN policy is to engage only qualified Contract Manufacturers (CM) who are ISO 9001 certified.  ***.

4.1.2.4	SSN strategy for hardware quality assurance is ***.
4.1.2.5	For deployments that SSN is responsible for, SSN will utilize quality benchmarking for comparing actual vs. planned quality performance at various stages of the projects life-cycle. ***.
4.1.3	Predictive/ Preventative Reliability.
4.1.3.1	UtilityIQ®, provides reports *** The AMI system produces reports which are capable of analyzing system level performance ***.
4.1.3.2	For each device UIQ provides ***.
4.1.3.3	UtilityIQ® software provides a whole suite of meter management functions ***.
4.1.3.4	The SSN system reports all electric meter-identified errors and diagnostics (which vary by meter brand and model) ***.

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4.1.3.5	Alerts/alarms/events are displayed in UtilityIQ. ***.
4.1.3.6	***.
4.1.3.7	SSN also offers a *** detail, summary, and historical forms.
4.2	System Engineering
4.2.1

Engineering/Operating Requirements. SSN will comply with all PHI engineering, operating requirements concerning installation of equipment on PHI facilities, obtaining access to substations and other facilities, and adhering to operating rules and requirements involving safe contact with PHI equipment and gas facilities and power lines.

4.2.2	Open Standards. SSN will continue to utilize the open standards already implemented in its solution. SSN will endeavor in good faith to utilize open standards in future versions of its solution.
4.2.3	Upgrade Capability.
4.2.3.1

All devices in the system, including but not limited to relays, access points and end-point devices such as NICs, Gas IMUs, and eBridges, are capable of remote and on-site software and firmware upgrades via UtilityIQ without service interruption. Capability for remote meter firmware upgrade will be made available *** support firmware upgrades to HAN devices via the Firmware Upgrader within UtilityIQ. ***.

4.2.3.1.1	***.
4.2.3.2	Firmware images. ***. All upgrades are logged and tracked, allowing the operator full transparency into the status of each device on the network.
4.2.4	Scalability. The AMI System is scalable ***.
4.2.4.1	***.
4.2.5	System Interoperability.
4.2.5.1

Subject to Section 4.2.5.2, each element of the System that is intended or required to interact with or otherwise work as part of a functioning system will be compatible with, will remain compatible through its version upgrades, and will work together as components, of an integrated and operable System so as to meet the System warranties provided hereunder.

4.2.5.2

The warranty in Section 4.2.5.1 does not apply to any incompatibility caused by any modifications to any element of the System made by PHI or third parties without SSN’s written instruction or approval.

4.3	System Management.
4.3.1	System Management.
4.3.1.1	The solution utilizes standard SNMP 3.0 or greater, *** in the back office to manage and monitor the entire solution from head end systems all the way through to SSN NICs and Gas IMUs.
4.3.1.2	SSN will provide APIs into the management and reporting functions within UIQ for purposes of integration with PHI’s enterprise level network management application.
4.3.2

Tools. Relays, access points and end-point devices such as NICs, and eBridges, are configured and upgraded on-site via the Communications Analysis Test Tool application run on a laptop connected to the FSU (Field Service Unit). Gas IMUs are configured using a handheld device or laptop which also uses the FSU. The electric meters selected by PHI are configured and upgraded on-site using the tools provided by the meter manufacturer.  ***.

4.3.3	Network Communication System (APs, Relays, e Bridges). The AMI system supports remote (system head-end) diagnostics ***. The AMI system supports local (onsite) diagnostics ***.
4.3.3.1	***.
4.3.3.2	Communications Testing. SSN will provide the CATT (Communications Analysis Test Tool) application run on a laptop connected to the FSU (Field Service Unit) which includes all necessary *** tools, ***.

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4.3.3.3	Utility IQ® (UIQ) provides the capability to ping “backbone” devices (Access Points and Relays) ***.
4.3.3.4	For each AMI device, UIQ provides schedule statistics ***.
4.3.3.5	The system will report battery operation ***.
4.3.3.5.1	***.
4.3.3.6	Reporting is device driven by the NIC.
4.3.4	Meters/NICs/IMUs. The AMI system supports local (onsite) and remote (system head-end) diagnostics ***.
4.3.4.1	***.
4.3.4.2

Communications Testing. SSN will provide the CATT (Communications Analysis Test Tool) application run on a laptop in which is installed the FSU (Field Service Unit) tools for onsite communications ***.

4.3.4.3	Installation and Maintenance. SSN will provide the CATT (Communications Analysis Test Tool) application run on a laptop in which is installed the FSU (Field Service Unit) tools ***.
4.3.4.4

MANTIS (Meter and NIC Test In Shop) is a tool for verifying NIC and electricity meter operational status.  It enables the enables the utility meter shop to conduct quality sample testing on new meters and to assess field returned meters. MANTIS is available now and will be provided to PHI.

4.3.4.5	RATT (Rotational Accuracy Test Tool) is intended for use by the utility meter shop to test newly manufactured Gas IMUs ***.
4.3.4.6	Reporting is event driven by individual NIC or Gas IMU.
4.3.5	SSN will provide the tools referenced above to PHI. ***.
4.4	AMI Communication Network
4.4.1	General Communication System Requirements.
4.4.1.1	Communications Interference. The AMI system will detect potential interference issues ***.
4.4.1.2	Federal Communications Commission (FCC) Regulation. The AMI system is FCC certified to operate within all FCC Regulation limits.
4.4.1.3	Interference Management. The AMI system has been tested to ensure that it will not cause any harmful interference to other systems. ***.
4.4.1.4	Radiation Exposure. The AMI system has been tested and certified to ensure that devices and installations are within the acceptable Human Exposure limits within PHI’s service territory. ***.
4.4.1.5	Two-Way Communications. The system support full two-way communications across the communications network (LAN, WAN, and Backhaul).
4.4.1.5.1	All electric, demand response, load management, and distribution automation end points support full two-way communications from end-point device to head-end system.
4.4.1.5.2	All gas end-points support two-way communications from end point device to head-end system. ***.
4.4.1.6	The proposed WAN/Backhaul supports multiple network types.
4.4.1.7	Bandwidth. The AMI Solution communicates ***.
4.4.2	Prioritization of messages.
4.4.2.1	The SSN system supports *** prioritization ***.
4.4.2.2	*** priority levels are available.
4.4.2.3	Prioritization is managed by remotely ***.
4.4.2.4	***.

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4.4.3	Communication Path. ***.
4.4.4	Discovery.
4.4.4.1	The AMI system supports automatic discovery of all endpoint devices ***.
4.4.4.2	The AMI system supports automatic discovery ***.
4.4.4.3	The AMI system supports automatic discovery of network communications equipment (relays and access points).
4.4.4.4	Auto-discovering will be completed ***.
4.4.5	Registration and Activation. ***.
4.4.5.1	Meters/Gas IMUs are imported into UIQ ***.
4.4.5.2	***.
4.4.5.3	***.
4.4.5.4	***.
4.4.5.5	***.
4.4.5.6	***.
4.4.6	***.
4.4.7	Redundancy and Failover ***.
4.4.8	Backhaul Communications
4.4.8.1	Public Networks
4.4.8.1.1	No licensing or certification is required to utilize public network backhaul for communications from the Access Point to PHI.
4.4.8.1.2	SSN will verify that public network backhaul communications is available at all Access Points.
4.4.8.2	Private Networks
4.4.8.2.1	SSN supplies a standard electrical Ethernet interface for connection to the PHI broadband wireless backhaul radio.
4.4.8.2.2	SSN will assist PHI in the evaluation of potential wide area networks to support SSN’s Access Point. ***:
•	***
•	***
•	***
•	***

***:

•	***
•	***
•	***
•	***
4.5	System and Data Security
4.5.1	AMI System Security.

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4.5.1.1	The AMI system incorporates authentication, authorization, encryption, and detailed logging and ***.
4.5.1.2	The AMI system *** for securing the manufacturing and provisioning (when the device first comes up in the network) processes ***
4.5.1.3	Once a device is operational, it uses ***.
4.5.1.4	The AMI system uses *** to maintain confidentiality of both transmitted and stored data in the system. ***.
4.5.1.5	At the database end ***.
4.5.1.6	UtilityIQ® uses a web-based presentation ***.
4.5.1.7	UtilityIQ uses role-based security levels ***.
4.5.2	Data Integrity.

At the application layer, end-to-end data integrity ***.

SSN has deployed ***.

***.  SSN implemented a well-documented procedure to generate ***.

***.

***.

4.5.3	Data Security.
4.5.3.1	All SSN assets storing or displaying customer confidential information ***.
4.5.3.2	Role-based access ***.
4.5.3.3	All SSN web services are secured ***.
4.5.3.4	Any critical customer information ***.
4.5.3.5	***.
4.5.4	***.
4.5.4.1	UtilityIQ supports user authentication and authorization ***.
4.5.4.2	***.
4.5.5	Access History. The AMI system tracks access histories (logs) ***.
4.5.6	Security Administration. ***.
4.5.6.1	UtilityIQ password functionality ***.
4.5.7	Intrusion Detection. ***.
4.5.8	Physical Security. ***.
4.5.9	Virus Protection. ***.
4.5.10	Denial of Service Attack Protection. ***.
4.5.11	Testing/Certification. ***.
4.5.12	Encryption.***:

***

***

***

***

***

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***

***

***	***.

5 AMI Network Communications Equipment Specifications

This section pertains to all devices deployed for the collection, storage, transport, and aggregation of data to meet the AMI System Requirements.

5.1

Infrastructure. SSN commits to the proposed network communications infrastructure and confirms that quantities are sufficient to achieve the performance and functional requirements of this SOW. SSN is responsible for the provision of additional network communications infrastructure at no cost to PHI if required to meet the requirements of this SOW. ***.

5.2	Equipment Standards: All Network Communications Equipment meet the following equipment standards:.
5.2.1	Environmental
5.2.1.1	Operating and Storage Temperature: -40° to +85° Celsius
5.2.1.2	***
5.2.1.3	***
5.2.1.4	***
5.2.2	***
5.2.2.1	***
5.2.2.2	***
5.2.2.3	***
5.2.3	The system utilizes NEMA 4x (IP65) rated enclosures for enclosures housing devices installed outdoors.
5.2.4	Connectivity Options. SSN facilitates carrier backhaul (CDMA,EV- DO.1XRTT) and an Ethernet option that requires an RJ45 interface for all access points.
5.3	Data Storage and Extraction
5.3.1	***.
5.3.2

Data is extracted on-site from the SSN NIC using the CATT (Communications Analysis Test Tool) application run on a laptop in which is installed the FSU (Field Service Unit) in the event of network communications or equipment failure.

5.4	Power Supply
5.4.1	All network communications equipment, outside of a substation, will be capable of connecting to a main ***.
5.4.2	All network equipment is capable of operating ***.
5.4.3	All network equipment utilizes battery backup capable of maintaining system integrity ***.
5.5	Network Equipment Battery Replacement
5.5.1	***.
5.6	Upgrade Capability
5.6.1	Relays and access points are remotely configurable and flash upgradeable via the UtilityIQ® (UIQ) host.
5.6.2	Relays and access points are configured and upgraded on-site via the CATT (Communications Analysis Test Tool) application run on a laptop in which is installed the FSU (Field Service Unit).
5.7	Certification Compliance
5.7.1	All network communications equipment in the AMI system is FCC certified to operate within all FCC Regulation limits FCC FCR 15.247.

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5.8	Failure Rate
5.8.1	***.
5.9	Diagnostics
5.9.1	The AMI system supports local (onsite) and remote (system head-end) ***.
5.9.1.1	***.
5.9.1.2	On-site tools include the CATT (Communications Analysis Test Tool) application run on a laptop in which is installed the FSU (Field Service Unit) ***.
5.9.1.3	The remote diagnostic tools, such as on-demand “pings” and on-demand “reads”, reside in the application software UtilityIQ®.
5.9.1.4	The remote diagnostic tools reside in the application software Network Element Manager (NEM).
5.9.2	All SSN hardware devices are compatible with SNMP 3.0 or greater standards ***.
5.10	Time Synchronization
5.10.1	All network communications equipment is time synchronized ***.
5.10.2	When time is synchronized at the NIC or Gas IMU, ***.
5.10.3	Time synchronization of the NIC or Gas IMU occurs ***.
5.10.4	Configurability. ***.
5.11	Installation and Testing
5.11.1	Technical Documentation. SSN will supply all necessary documentation and updates for installation, testing, troubleshooting and operation of each device.
5.12	Operations and Maintenance
5.12.1	***. Upgrades and fixes to the firmware can be done over the air, eliminating the need for field support for this purpose.
5.12.2	UIQ has the capability to ping ***.
5.12.3	***.
5.12.4	***.
5.12.5	UIQ tracks Events across the system and displays them in an Event Viewer. ***.
5.12.6	SSN will train PHI personnel on using the diagnostic reports, alert mechanisms, and troubleshooting tools outlined in section 5.12.1.
5.12.7	PHI will provide field support ***
5.12.8	SSN will provide process flows, detailed step-by-step instructions, recommendations ***.
5.12.9	A history log of all network device access ***.
6	End-point Device Specifications
6.1	Network Interface Card (NIC)
6.1.1	The NIC will be integrated into electric meters selected by PHI and will support all functionality defined in this SOW.
6.1.2	The NIC has both NVRAM (FLASH, non-volatile) and PSRAM memory *** for storage of meter data, NIC configuration and application firmware.
6.2	Gas IMUs
6.2.1	Measurement. SSN gas Interface Management Unit (IMU) facilitates measurement and collection of hourly register reads per the detailed requirements in 3.2.

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6.2.2	Data Storage.
6.2.2.1	The Gas IMU has both NVRAM (FLASH, non-volatile) and PSRAM memory *** for storage of meter data, IMU configuration and application firmware.
6.2.2.2	Each Gas IMU utilizes non-volatile NVRAM memory for storing and retaining *** consumption data.
6.2.2.3	***.
6.2.2.4	The IMU retains its static configuration data without loss or degradation, whether powered and un-powered. This configuration data is retrievable when the IMU is powered.
6.2.2.5	Loss of power does not affect the meter’s mechanical index dials.
6.2.3	Communications.
6.2.3.1	IMUs can be triggered via magnet to enter a mode that allows a service person to interrogate the IMU when onsite.
6.2.4	Products.
6.2.4.1	SSN commits to delivery of IMUs for all PHI gas meters ***.
6.2.4.2	***.

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	***	***	***		***
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•	***.

***
***
***	***	***
***	***	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
***	***	***
***

6.2.4.3	***.
6.2.4.3.1	***.
6.2.4.4	SSN IMUs will include all hardware necessary for installation on the gas meter (e.g. screws, seals, etc...).
6.2.4.5	The SSN IMU meets the specifications outlined in the SSN IMU specification including but not limited to:
6.2.4.5.1	***
6.2.4.5.2	Compliance FCC Part 15.247
6.2.5	Battery. SSN’s Gas IMU is rated to operate for following expected number of years based on number of transmits and number of retries per day.

***	***	***
***	***	***
***	***	***
***	***	***

6.2.5.1	***.
6.2.5.2	SSN will provide end-of-life battery disposal compliant with PHI’s Material Handling procedures.
6.2.6	***:
6.2.6.1	***.

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6.2.7

Diagnostics. The AMI system supports diagnostics capable of detecting and autonomously alerting abnormal Gas IMU operating parameters. Some of these are processed locally and others remotely. Typically, all locally processed events will also be viewable remotely, but remotely processed events will not necessarily be viewable locally.

***.

***.

6.2.7.1	***.
6.2.7.2

On-site tools include the CATT (Communications Analysis Test Tool) application run on a laptop or SSN handheld and the FISH (Field Installation Support Handheld) application run on a handheld on which both is installed the FSU (Field Service Unit) ***.

6.2.8	Time Synchronization
6.2.8.1	All Gas IMUs are time synchronized ***.
6.2.8.2	When time is synchronized at the Gas IMU,***.
6.2.8.3	Time synchronization of the NIC or Gas IMU occurs ***.
6.2.8.4	Configurability.***.
6.2.9

Communications Testing. SSN will provide the CATT (Communications Analysis Test Tool) application run on a laptop or SSN handheld and the FISH (Field Installation Support Handheld) application run on a handheld on which both is installed the FSU (Field Service Unit) for onsite communications ***.

6.2.10

Installation and Maintenance. SSN will provide the CATT (Communications Analysis Test Tool) application run on a laptop or SSN handheld and the FISH (Field Installation Support Handheld) application run on a handheld on which both is installed the FSU (Field Service Unit) ***.

7 Head-end System Specifications

7.1	AMI Head-end Specifications
7.1.1

SSN is providing the current version of UtilityIQ as the head-end system responsible for collection, monitoring and controlling the AMI system and sending and receiving data to meet the system requirements detailed in this SOW.

7.1.2	SSN will assist with setup, integration, and training for basic and/or advanced management, monitoring and control functionality. ***.
7.1.3	Current/Future PHI IT Environment.
7.1.3.1	SSN commits to a system and architecture that continues to support new industry IT standards as they evolve ***.
7.1.3.2	***.
7.1.3.3	***.
7.1.3.4	***.
7.1.3.5	***.
7.1.3.6	***.
7.1.3.7	***.
7.1.3.8	***.
7.1.4	Deployment.
7.1.4.1	UIQ supports *** full device state management ***.

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7.1.4.2	SSN will provide subject matter expertise to PHI to develop and manage the integrations and interfaces required ***.
7.1.4.3	SSN will integrate UtilityIQ ***.
7.1.5	Network Management, Monitoring and Control.
7.1.5.1	UtilitylQ supports centralized remote management, graphical monitoring, and control of all network hardware. ***.
7.1.5.2	SSN will assist with setup, integration, and training for basic and/or advanced management, monitoring and control functionality.
7.1.5.3	UIQ tracks IMU/meter firmware versions and remote configuration of communications IMU/meter firmware, ***.
7.1.6	Compliance. ***.
7.1.7	Encryption. ***.
7.1.8	Performance.
7.1.8.1	***.
7.1.8.2	***.
7.1.8.3	***.
7.1.9	Billing Support.
7.1.9.1	UIQ supports the notion of the billing cycle. ***.
7.1.9.2	***.
7.1.10	Operations and Maintenance Support. Utility IQ supports ***.
7.1.10.1	***.
7.1.10.2	***.
7.1.10.3	***.
7.1.10.4	***.
7.1.10.4.1	***.
7.1.10.4.2	***.
7.1.10.4.3	***.
7.1.10.4.4	***.
7.1.10.5	***.
7.1.11	Diagnostic and Performance Report. UIQ provides daily, ***.
7.1.12	Remote Disconnect/Reconnect and Load Limiting for Electric Meters. ***.
7.1.13	On-demand *** Verification. ***.
7.1.14	*** Meter Read. ***.
7.1.15	*** Integrity Monitoring. ***.
7.1.16	Outange Management. ***.
7.1.16.1	***.
7.1.17	Data Repository. UIQ provides *** on-line storage for all collected AMI meter usage information ***.
7.1.17.1	***:

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Number of Users	Canned Reports		Non-Canned Reports		***
	Target*	90th Percentile*	Target*	90th Percentile*	Target*	90th Percentile*
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***

* Target is defined *** and 90th Percentils is defined ***.

7.1.18	Database Management. UIQ supports *** database management tools ***.
7.1.19	Scalability. Utility IQ® is *** scalable ***.
7.1.20	Multiple Jurisdictions. ***.
7.1.21	Fault Tolerance.
7.1.21.1	The UtilityIQ architecture, ***.
7.1.21.2	UtilityIQ will operate ***.
7.1.21.3	UtilityIQ has the ability to ***.
7.1.22	Disaster Recovery. ***.
7.1.22.1	PHI will maintain ***.
7.1.22.2	In the event that the primary data center is unavailable, ***.
7.1.22.3	A failover instance of UtilityIQ® ***.
7.1.23	Pre-payment. UtilityIQ supports ***.
7.1.24	Load Limiters. ***.
7.1.25	Diagnostic and Performance Report. The system provides ***.
7.1.26	HAN/Load Control and Demand Response. ***.
7.1.26.1	UtilityIQ provides a GUI interface ***.

8 AMI System Implementation Specifications

8.1	Safety. SSN commits to adhering to PHI’s formal safety procedures located in PHI’s Safety Procedures.
8.2

Project Plan. SSN will assist PHI in developing and maintaining the overall project plan including project schedule, resource requirements, task interdependencies, major milestones, and checkpoints, etc. SSN will provide updated copies of the project scope document and project schedule within ***. PHI and SSN will jointly review, modify, and approve as appropriate. SSN will provide ***.

8.3	Scope Management. SSN will assist PHI in managing the ***, following the ***.
8.4	Risk and Dependency Management. SSN will develop an *** and assist ***.
8.5	Equipment Site Determination.
8.5.1	SSN will be responsible for ***.
8.5.1.1	SSN will provide a *** and ***.
8.5.2	SSN will be responsible ***.
8.5.2.1	SSN will provide *** in ***.
8.5.3	PHI will provide ***.
8.5.4	SSN will adhere to ***.

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8.5.5	PHI and SSN will jointly lead administrative efforts ***. These are expected to be ***. PHI will ***. SSN and PHI ***.
8.6	AMI System Network Design
8.6.1	Network Design ***
8.6.1.1	SSN will provide to PHI ***.
8.6.1.2	The *** design will ***.
8.6.2	Network Design ***.
8.6.2.1	***. SSN will provide ***.
8.6.2.2	Network Block Diagram. SSN will provide a network block diagram, ***.
8.7	AMI System Installation
8.7.1	SSN will *** install ***.
8.7.2	Responsibilities of ***.
8.7.3	Special Equipment. SSN will ***.
8.7.4	*** is responsible for ensuring ***.
8.7.4.1	The proposed *** will have the ability to ***, SSN will be responsible for ***:
8.7.4.1.1	***
8.7.4.1.2	***
8.7.4.1.3	***
8.7.4.1.4	***
8.7.4.1.5	***
8.7.5	Warehousing and Materials Management. SSN will ***.
8.7.6	Facility Access/Security. SSN will ***.
8.7.7	Equipment Location. SSN will ***.
8.7.8	AMI Network *** Install Update. SSN will ***, which can be ***.
8.8	AMI System Troubleshooting
8.8.1	SSN will *** and ***.
8.8.2	SSN *** documentation and ***.
8.9	Documentation
8.9.1	General Documentation Requirements
8.9.1.1	SSN will supply *** manuals. SSN will ***.
8.9.1.2	PHI will *** use.
8.9.1.3	SSN will *** available.
8.9.1.4	SSN will *** solution.
8.9.2	SSN will *** formats. The digital *** format.
8.9.2.1	AMI System *** Documents, including ***.
8.9.2.2	User Manuals ***.
8.9.2.3	Application Guides, ***.

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8.9.2.4	AMI System Administration Manuals, ***.
8.9.2.5	Configuration Manuals ***.
8.10	AMI System Testing
8.10.1	SSN will participate *** as appropriate ***.
8.11	Field Acceptance Test (FAT).
8.11.1	PHI will execute a field acceptance test *** SSN products.

Software
***
***
***
***
Network Devices
***
***
***
***
***
***
NICs
***
***
***
***
Support Software
***
***
***

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8.11.2	Field acceptance test locations.
8.11.2.1	Approximately ***. Some installations ***. Some installations ***.
8.11.2.2	Approximately ***.
8.11.2.3	Approximately ***.
8.11.3	All new equipment and tools ***.
8.11.4	PHI plans to *** or *** endpoints.
8.11.5	SSN will ***. SSN will ***.
8.11.6	During the FAT ***. SSN will ***.
8.11.7	The field acceptance test is expected to ***.
8.11.8	PHI will test ***. PHI will ***.
8.12	System Acceptance. System acceptance will ***. At each of ***.
8.12.1	The *** are:

Test #	AMI System Requirements
1	***
2	***
3	***
4	***
5	***
6	***
7	***

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Test #	Definition of Test (What is measured?)
1	***
2	***
3	***
4	***
5	***
6	***
7	***

8.12.2	The *** is:

***

8.12.3	Field Acceptance Test. The ***. Within *** the *** SSN has *** the *** successfully.
8.12.4	***. The *** scheduled *** performance of the ***. In the event ***. PHI and SSN will ***. If the *** SSN shall *** SSN shall ***.

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8.12.4.1	***. If the one or more ***. Upon receipt of ***, PHI may *** PHI will ***.
8.12.5

***.  The ***.  The *** as defined above, ***.  Note that ***.  In the event the *** SSN shall ***.  PHI and SSN will *** SSN shall *** SSN shall *** SSN may *** SSN shall ***.  Upon receipt of the *** PHI shall ***.

8.13	Training
8.13.1	SSN will train PHI personnel, ***.

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8.13.2	SSN will train ***.
8.13.3	SSN will provide *** operations.
8.13.4	SSN will provide ***.
8.14	AMI System Maintenance
8.14.1	Rapair
8.14.1.1	Repairs ***.
8.14.1.2	SNN will ***.
8.14.2	Technical Support.
8.14.2.1	Phone. ***.
8.14.2.2	E-mail. ***.
8.14.2.2.1	Initial *** hours.
8.14.2.2.2	If all support representatives ***.
8.14.2.2.3	*** response time ***.
8.14.2.3	Web. ***.
8.14.2.4	***.
8.14.3	Issue Resolution.
8.14.3.1	***.
8.14.3.1.1	***
8.14.3.1.2	***

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8.14.3.1.3	***
8.14.3.1.4	***
8.14.3.2	Response Times. Response time is the amount of time between when a case is created and when someone is actively working on the case and contacts the customer. SSN’s target response times are:
8.14.3.2.1	***
8.14.3.2.2	***
8.14.3.2.3	***
8.14.3.2.4	***
8.14.3.3	***:
8.14.3.3.1	***
8.14.3.3.2	***
8.14.3.3.3	***
8.14.3.3.4	***

9 Glossary

9.1	AP – Access point
9.2	***
9.3	***
9.4	***
9.5	***
9.6	DVT – Design Verification Testing
9.7	EVT – Engineering Verification Testing
9.8	FAT – Field Acceptance Test
9.9	FCC – Federal Communications Commission
9.10	***
9.11	FSU – Field Service Unit
9.12	FTP – File Transfer Protocol
9.13	HAN – Home Area Network
9.14	IEEE – Institute of Electrical and Electronics Engineers
9.15	***
9.16	LAN – Local Area Network
9.17	MANTIS – Meter and NIC Test in Shop
9.18	***
9.19	NIC – Network Interface Card
9.20	NIST – National Institute of Standards and Technology
9.21	PHI – Pepco Holdings, Inc.
9.22	Plt – measure of long term perception of flicker
9.23	Pst – measure of short term perception of flicker
9.24	***
9.25	***

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9.26	***
9.27	SSN – Silver Spring Networks
9.28	UIQ – UtilityIQ: Silver Spring Networks AMI head end application
9.29	WAN – Wide Area Network
9.30	XML – Extensible Markup Language

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EXHIBIT C - SOFTWARE LICENCE AGREEMENT

EXHIBIT C - SOFTWARE LICENSE AGREEMENT

1.	DEFINITIONS.

Capitalized terms used in this Software License Agreement shall have the following meanings:

1.1. “License Fees” means all amounts due Supplier by Owner for Software under this Agreement.

1.2. “Software” means the object code version of Supplier’s proprietary software product(s) specified in a Purchase Order and, if Owner has purchased support and maintenance, all Releases delivered to Owner by Supplier under the Software Maintenance Agreement. Software also includes Required Manuals.

1.3. “Required Manuals” means an electronic version of the then-current installation instructions and user manuals customarily provided by Supplier to Owners of the Software.

1.4. “Licensed Devices” means, at any point in time, the aggregate number of end-point utility devices and information and network control devices that may be managed by the Software as specified in a purchase order.

3.	GRANT OF LICENSE.

3.1 Subject to Owner’s compliance with the terms and conditions of this Agreement, Supplier grants to Owner, solely for Owner’s own internal business purposes, a non-exclusive, non-transferable license to (i) use the Software to manage or operate that number of Licensed Devices for which Owner has paid Fees, and (ii) use the Required Manuals in connection with its use of the Software. Owner may make a single copy of the Software exclusively for inactive back-up or archival purposes. Owner may make copies of the Required Manuals reasonably needed for the purpose of exercising Owner’s rights under this Section 3.

3.2. Limits on License. Owner may not (directly or indirectly, in whole or in part):

3.2.1. Transfer, sublicense, distribute, lease, rent, or commercially share (including timeshare) the Software or any of Owner’s rights herein;

3.2.2. Obtain any ownership or leasehold rights in, place a lien or encumbrance upon,

or otherwise interfere with Supplier’s ownership and right to possession of the Software for any reason; or

3.2.3. Modify, translate, reverse engineer, decrypt, decompile, disassemble, create derivative works based on, or otherwise attempt to discover the Software source code or underlying ideas or algorithms.

5.	AUDIT AND REPORTING.

5.1. Audit Rights. Reporting. At Supplier’s written request, not more frequently than twice annually, Owner shall furnish Supplier with a signed certification verifying that the Software is being used pursuant to the provisions of this Agreement, and identifying the number, type and location of Licensed Devices being managed by Owner using the Software. Supplier shall have the right, upon reasonable advanced notice, at its sole cost and expense, to have an independent certified public accountant, during normal business hours and not more frequently than annually, conduct an audit of the appropriate records of Owner to verify the number of Licensed Devices being managed by Owner using the Software and otherwise to confirm Owner’s compliance with license restrictions in this Agreement. If any additional Fees are found to be owing, such Fees, shall be payable within *** (***) *** after invoice. If the deficiency in Fees paid by Owner is greater than *** (***) of the total Fees payable under this Agreement through the date of the audit, Owner will pay the reasonable expenses associated with such audit, in addition to the deficiency.

6.	INTELLECTUAL PROPERTY RIGHTS.

6.1. Ownership. Owner acknowledges that Supplier and its vendors and licensors, retain all right, title and interest (including without limitation any patent, copyright, trademark, trade secrets and other intellectual property rights) in and to all Supplier Confidential Information, Software and Required Manuals and all copies thereof, including without limitation all modifications, enhancements, configurations, upgrades, and interfaces thereto (collectively, “Works”). This Agreement does not give Owner any rights in the Software or Required Manuals except for the license granted in Section 3.

6.2. Proprietary Markings and Copyright Notices. Owner agrees not to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within any Software or Required Manuals.

7.	SOFTWARE WARRANTIES. See Section 16 of the Terms & Conditions.

1

EXHIBIT D – THIRD PARTY SOFTWARE

No Third Party Software

A

EXHIBIT E – MAINTENANCE AGREEMENT

EXHIBIT E – MAINTENANCE AGREEMENT

1.	DEFINITIONS. Capitalized terms used and not otherwise defined in the Agreement shall have the meanings set forth below:

“License Agreement” means the Software License Terms attached as Exhibit “C” to the Agreement.

“Error” means a material failure of the Software to conform to its functional specifications as described in Supplier's applicable documentation. Errors do not include, and Supplier will have no responsibility for, any of the following circumstances: (A) the Software has been modified by any person or entity other than Supplier; (B) the Software has been operated other than in accordance with Supplier's installation and operating instructions, including without limitation on computing devices or with computer operating systems and/or third party software other than those recommended by Supplier; (C) the Software has been damaged in any manner due to the fault or negligence of any person or entity other than Supplier; (D) Owner fails to reasonably assist Supplier in verifying, reproducing and correcting error conditions, or Supplier is unable after using reasonable efforts to verify and reproduce the error condition reported by Owner; (E) Owner has failed to install the most recent Major Release, Minor Release or Patch Release of the Software made available to Owner pursuant to this Exhibit; or (F) any failure of the computer operating systems and/or third party software utilized by Owner (collectively, “Exclusions”).

“Major Release” means a Software release that changes the digit number of the release (e.g., 1.5 to 2.0) then being supported under this Exhibit. Major Releases add significant new features and functions to the prior Major Release, as well as overall product performance, efficiency and usability enhancements.

“Minor Release” means a Software release that changes the tenths decimal number of the release (e.g., 1.5 to 1.6) then being supported under this Exhibit. Minor Releases may add features and functions that were planned for a Major Release, but that did not make the release schedule, as well as overall product performance, efficiency and usability enhancements.

“Patch Release” means a Software release that provides fixes to Errors in the Software, indicated by a change to the hundredths decimal number of the release (e.g., 1.5.2 to 1.5.3).

2.	MAINTENANCE AND SUPPORT SERVICES.

For the annual period commencing on the initial Delivery Date of the Software, and for future annual periods commencing on each anniversary of such Delivery Date, provided that Owner has paid the Fees for such maintenance and support, Supplier will provide Owner with the following services at the level selected by Owner (“Maintenance Programs”) as indicated below.

2.1

Error Reporting. Supplier will notify Owner of material Errors in the Software or related Required Manuals of which Supplier becomes aware, to the extent that such Errors would affect Owner's implementation.

2.2

Error Correction. In the event Owner discovers an Error in the Software, Owner shall submit to Supplier a report describing such Error, in accordance with the procedures described in the Supplier Operations Handbook. Upon receipt of a conforming Error Report, Supplier will use its *** to classify the reported Error in accordance with the Priority Levels defined below. Supplier will use *** to initiate verification and correction of a reported Error in accordance with the response times set forth in the Support Escalation Matrix set forth below. Owner acknowledges that Owner is responsible for acting on and implementing the support solutions recommended or provided by Supplier.

2.3

On-Site Support. Upon the request of Owner, Supplier shall provide on-site as specified below for the Maintenance Program selected by Owner. Additional days of on-site support may be purchased by Owner at Supplier's then-current standard consulting rates plus all travel, lodging and incidental expenses.

2.4	Remote Support. Supplier shall be provided remote access to Owner's UIQ system via secure VPN connection to facilitate Supplier personnel's ability to troubleshoot and support Owner.
2.5

Maintenance. Supplier shall provide information to Owner relating to ***.  Owner will be entitled during any Maintenance Term, ***, to those releases specified below for the Maintenance Program selected by Owner. Any releases to which Owner is not entitled under its Maintenance Program may be licensed at Supplier's then-current upgrade charges. *** will be provided to Owner on a compact disc (CD or DVD) or electronically for installation and implementation by Owner.

2.6

Version Support. Supplier will provide support and maintenance for each Major Release for a period of *** commencing on the date that the Major Release is made available to Owner. (For clarity, when Owner signs the Agreement and takes its first delivery of Software, the then-current Major Release will be supported for *** from that initial Delivery Date. Subsequently Major Releases will be supported for *** from their general availability date.) Support of a Major Release for up to *** can be purchased at Supplier’s then-current extended support fee.

1

3.	MAINTENANCE AND SUPPORT FEES
3.1

Maintenance and Support Fees. In consideration of Supplier's providing the maintenance and support services described herein, Owner agrees to pay Supplier the maintenance fee as specified in Exhibit K for the Maintenance Program as set forth below. If Owner elects not to renew this Maintenance Program for successive terms. Owner may re-enroll only upon payment of the annual Fee for the renewal year and all Fees that would have been paid had Owner not discontinued maintenance and support.

3.2

Additional Charges. In the event Supplier is required to take actions to correct a difficulty or defect which is traced to an Exclusion, then, as an additional Fee, Owner shall pay Supplier on a time and materials basis at Supplier's rates then in effect.

4.	USE LIMITATIONS; TITLE; INTELLECTUAL PROPERTY INDEMNITY; LIMITATION OF LIABILITY

Any and all software, including without limitation all Major Releases, Minor Releases and Patch Releases, provided to Owner pursuant to this Exhibit shall constitute Software under the License Agreement. Accordingly, the parties' respective interests and obligations relating to the Software, including but not limited to license and ownership rights, and use limitations, shall be governed by the terms of the License Agreement.

5.	TERM AND TERMINATION
5.1

Term. This Exhibit shall commence on the initial Delivery Date of the Software and shall remain in full force and effect for an initial term of one (1) year, unless sooner terminated in accordance with this Exhibit. This Exhibit shall automatically renew additional consecutive one (1)-year terms (each, along with the initial term, a “Maintenance Term”), unless either Party has notified the other of its intent not to renew at least ninety (90) days prior to the expiration of the then-current term.

5.2	Termination. This Exhibit shall automatically terminate in the event that the License Agreement is terminated in accordance with its terms.

PLATINUM SUPPORT PROGRAM

1.	MAINTENANCE AND SUPPORT SERVICES.
•	Owner will be entitled to copies of any and all ***, at ***.
•	Upon request of Owner, Supplier shall provide ***, for a total of up to a maximum of ***.
•	Owner will be entitled to ***.
2.	MAINTENANCE FEES.
•	*** Fees are equal to ***, whichever amount is greater and are payable in accordance with ***.

2

•

***
***	***	***	***	***
***	***	***.	***.	***. ***. ***.
***	***.	***.	***.	***. ***.
***	***. ***	*** ***. ***.	***.	***.
***	***. ***.	***. ***.	***.	***.

3

Escalation Procedures

Escalation for Response Time

***:

•	***
•	***.
•	***
•	***

***:

•	***
•	***
•	***
•	***

Continuing Communication. The Supplier representative handling the case will provide continuing follow-up calls or e-mails as follows:

•	***
•	***
•	***
•	***

4

EXHIBIT F – SUPPLIER’S FINAL RELEASE OF LIENS CERTIFICATE

SUPPLIER’S’S FINAL RELEASE OF LIENS CERTIFICATE AND AFFIDAVIT

STATE/COMMONWEALTH OF                                                                                                           )

) ss:

COUNTY OF                               )

I,                                    having been duly sworn, depose and state that:

(NAME)

1. I am                                          of

                                    (TITLE)            .                (COMPANY)

(“Supplier”) and have personal knowledge of the facts stated below. I am authorized to act on Supplier’s behalf to make this Release of Liens and Affidavit.

2. Supplier, in performing the Work for (Owner) identified in Statement of Work (SOW) Exhibit B on Owner's property (System site), provided labor, materials, and services, as appropriate, necessary to complete the Work.

3. Supplier has been paid in accordance with the terms of its Contract with Owner, and is submitting this Final Release of Liens and Affidavit as required by the Contract.

4. Supplier has paid in full all subSuppliers performing Work, in accordance with  the terms and conditions of its subcontracts and its Contract with Owner, for all labor supplied or performed, all equipment used or provided, and all materials furnished in connection with Supplier’s Work on the System, including all Social Security, Unemployment Insurance and other taxes applicable thereto and Supplier owes no one for any labor, equipment and/or materials provided in connection with the System or for any taxes incurred in connection with Work on the System. As evidence of such satisfaction of the foregoing obligations, Supplier provides the Subcontractor Release of Liens form attached hereto which has been executed by the duly authorized representatives of each of the Sub-contractor retained by Supplier for the System.

5. No person has made any claims against Supplier for any unpaid labor, equipment, materials, or other items referred to in Paragraph 4, above and Supplier is aware of no such claims that could legitimately be raised.

6. Supplier waives, releases, relinquishes, and forever discharges any and all claims or right of lien which it may have upon the System site, structures, buildings, installations and/or premises described above under any applicable law relating to mechanics' liens for services, labor, equipment, materials, or otherwise, except as to $                   , the amount retained by Owner pursuant to the Contract.

7. Supplier makes all claims of any kind arising directly or indirectly from the System that it may have against Owner, and is not aware of any claims that any other person may have against Owner that might arise directly or indirectly from the System.

8. Supplier makes this Release of Liens and Affidavit to induce Owner to make payments and to release to Supplier the amounts retained in reliance on the truth of the statements made above.

Supplier Company Name
By:
[Signature]
[Print Name]
[Title]

SUBSCRIBED AND SWORN TO before me this          day of                         , 20                     .

Notary Public
My Commission expires

1

EXHIBIT G - SUBCONTRACTOR’S RELEASE OF LIENS CERTIFICATE

SUBCONTRACTOR’S RELEASE OF LIENS CERTIFICATE

Each of the subcontractors listed below, as evidenced by the signature of their duly authorized representatives, hereby: (1) acknowledge receipt of payment in full for any services, materials, equipment or other items it provided fully; and (2) completely waive, release, relinquish, and forever discharge any and all claims or right of lien which it may have against                        (“Owner”) or upon the Owner’s System site, structures, buildings, installations and/or premises under any applicable law, including relating to mechanics' liens for services, labor, equipment, materials, or otherwise.

Subcontractors	Signature of Duly Authorized Representative
1.	1.
2.	2.
3.	3.
4.	4.
5.	5.
6.	6.
7.	7.
8.	8.
9.	9.
10.	10.

1

EXHIBIT H - CONTRACT CHANGE AUTHORIZATION FORM

CONTRACT CHANGE AUTHORIZATION FORM

Please Print Clearly and Fill Form Out Completely

Change Order No.:

Master Bid Specification Rider No.:                Systemand Site:

Purchase Order No.:

From:                                                                                                                                   (Supplier)

To:                                                                                                                                        (Owner)

Work on the System referred to above shall be changed as follows [Describe change completely, including any price and schedule and change or impact on Work and or System]:

Attach any new or revised drawings or specifications and indicate whether there are any such attachments.                  Yes there are attachments

                                               No attachments

OWNER	SUPPLIER

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

EXHIBIT I- NOT USED

EXHIBIT J - DESCRIPTION OF SUPPLIER EQUIPMENT, SOFTWARE AND SYSTEM

SOFTWARE

UtilOS™

UtilOS is an open standards-based networking operating system for utility information & control networks. Based on open standards-based networking technologies and Internet protocols, UtilOS provides an interoperable, extensible, scalable and secure operating system platform for advanced utility networking.

UtilOS provides a suite of utility networking services, including addressing, routing/switching, quality of service, health, network time, security and encryption, all of which can be implemented via an XML-based provisioning, configuration, monitoring, control & management interface.

This is the brand name for the System firmware.

UtilityIQ AMM™

UtilityIQ AMM is an open-standards based utility advanced metering application and network device management platform. UtilityIQ AMM provides network device life-cycle management support, providing an open, secure, extensible, and scalable utility information & control platform for the configuration and collection of advanced metering information and devices. UtilityIQ, AMM’s web-based interface allows utility operators to configure schedules and groups across a variety of gas, water and electric devices enabling the collection, management and analysis of consumption, time of use, interval data, power quality measures and status logs.

UtilityIQ AMM’s Services Systems & API interfaces provide existing utility network applications, such as distribution management, outage management, load control and field services automation, with a secure, reliable, scalable and always-on set of networking services for implementing their application-specific provisioning, configuration, data collection, monitoring and control functions on utility network devices that are being managed by UtilityIQ AMM.

UtilityIQ NEM (Network Element Manager)

UtilityIQ NEM is a stand-alone software application that can be used to compliment the functionality of UtilitylQ AMM. UIQ NEM brings transparency to the Smart Energy Network, enabling a proactive, real time view into the health and status of the network.

UtilityIQ NEM is a proactive network management system that portrays the health and status of the utility’s smart grid network. UIQ NEM provides a centralized, advanced network management infrastructure for data management, high-level network management tasks, network performance and capacity metrics and control of multiple applications. UIQ NEM features real time event alerts to the network administrator.

UtilityIQ® Outage Detection System (UIQ ODS) enables rapid identification of outages and restoration activities by correlating outage and restoration to connectivity patterns and providing a visual presentation of outage severity and location and restoration. ODS also provides the ability to track and resolve events by time, type, and duration. Meter data logs can be leveraged for accurate outage/restoration accounting and reporting. ODS includes programmable event alerting, tracking reporting features.

FWU - Firmware Upgrader is used to upgrade NIC firmware over the network to all devices or to any subset of devices.

EQUIPMENT

Gas IMU™

The Silver Spring Gas Interface Management Unit (IMU) is an open standards-based, secure 902 MHz-based radio network interface card with an integrated gas meter register that can be mounted on a wide variety of mechanical-based gas meters.

The Gas IMU can be read via Silver Spring's wireless network, and being based on the UtilOS networking operating system, can securely and dynamically join a standards-based utility information & control network.

Water IMU™

The Silver Spring Water Interface Management Unit (IMU) is an open standards-based, reliable and secure 902-928 MHz-based radio network interface card with an integrated water meter register that can be mounted on a wide variety of mechanical-based water meters.

1

The Water IMU can be read via Silver Spring's wireless network, and being based on the UtilOS networking operating system, can securely and dynamically join a standards-based utility information & control network.

Network Interface Card

The Silver Spring PowerPoint NIC is an open standards-based, reliable and secure 902-928 MHz-based radio network interface card that provides advanced two-way networking capabilities for a variety of residential, commercial and industrial electric meters. The PowerPoint NIC can be read via Silver Spring's wireless network, and being based on the UtilOS networking operating system, can securely and dynamically join a standards-based utility information & control network.

Relay SG

The Silver Spring Relay SG is an open standards-based, reliable and secure 902-928 MHz-based utility networking relay that provides advanced forwarding capabilities. Relays SG provides a method for extending the range between networked gas, water and electric meters and the Silver Spring Access Point SG.

The Relay SG is packaged in a variety of form factors. The Relay SG can be pole mounted with photocell power/power tap adapter plug device or a wall mounted with 120v plug device, and as a pole-top device with an integrated photovoltaic switch. Based on the UtilOS networking operating system, Relays SG can securely and dynamically join a standards-based utility information & control network.

Access Point SG

The Silver Spring Access Point SG is an open standards-based, reliable and secure utility networking gateway that provides advanced utility networking services, including addressing, routing/switching, quality of service, health, network time, security and encryption, all of which can be implemented via an XML-based provisioning, configuration, monitoring, control & management interface. The Access Point SG comes with a 902-928 MHz-based radio LAN interface, and can be configured with a CDMA / EVDO telephony WAN interface, a POTS telephony WAN interface, and with a 10Mb/100Mb Ethernet interface. Access Point SG provides a method for implementing the last mile utility information & control network.

The Access Point SG is packaged in a variety convenient form factors. The Access Point SG is available as a pole mounted with photocell power/power tap adapter plug device and as a wall mounted with 120v plug device. The Access Point SG comes with a battery back-up power supply that enables it to support automated power outage reporting and restoration. Based on the UtilOS networking operating system, Access Point SG can securely and dynamically join a standards-based utility information & control network.

EBridge

The eBridge is a discrete Silver Spring RF module packaged for interface to a variety of third-party distribution automation devices. The eBridge uses Silver Spring’s open, IP-based 902-928MHz mesh radio platform. The eBridge supports serial and Ethernet inputs, DC power input and can support a variety of third-party antennas using an SMA connector. The eBridge supports IP v4 and IPv6 and comes preconfigured to support the popular DNP3 protocol.

TOOLS:

The Field Service Unit (FSU) is a 900MHz FHSS radio that works with a laptop or handheld computer to provide field service personal the ability for wireless interrogation of Silver Spring Networks’ radio communication network devices. It is powered by a USB connection, operates in the Frequency Range of 902.3 MHz to 924.9 MHz, and utilizes 83 hopping channels

The Communication Access Test Tool (CATT) is a software tool for testing and analyzing the Silver Spring Networks’ (SSN) Neighborhood Area Network (NAN). CATT typically runs on a laptop PC or handheld device connected to an SSN Field Service Unit (FSU) over a USB port. CATT transmits messages through the FSU to network devices, receives messages from network devices through the FSU, and  provides tools for logging and analyzing received messages. Field Service Personnel can use CATT to perform a range of RF tests and any advanced metering or network management task, including on-demand electric meter reads, electric meter program detection, NIC firmware upgrades, protocol analysis, security checks, and syslog analysis. It also provides tools necessary for survey, installation, field testing, and troubleshooting of all network equipment and associated links.

2

The Meter and NIC Test In Shop (MANTIS) tool is a radio frequency (RF) software tool for testing electricity meters equipped with a Silver Spring Networks Network Interface Card (NIC). MANTIS runs on a Windows laptop or desktop computer connected to an SSN Field Service Unit (FSU) over a USB port. MANTIS transmits messages through the FSU to NICs, receives messages from NICs through the FSU, and provides tools for logging and analyzing received messages. MANTIS and the FSU can perform a range of RF tests including on-demand meter reads, meter and NIC verification.

RATT - Rotational Accuracy Test Tool - tests a Gas IMU for proper mechanical assembly and configuration. It will include the test software, an FSU with cable, a desktop computer, and mechanical drivers that rotate the IMU drive train a user-specified number of turns. There will be multiple (likely 4) drivers to accommodate different meter types.

3

EXHIBIT K – PRICING AND PAYMENT SCHEDULE

Pricing and Payment Schedule

Table 1 - ***

Table 2 - ***

Table 3 - Network Interface Card (NIC)

Table 4 - Network Equipment Installation & Installation Support Services

Table 5 - ***

Table 6 - ***

Table 7 - Support Services

Table 8 - Liquidated Damages and Retention

1

Table 1-***

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum Order Quantity	Warranty	Price Adjustment if any
***		***	***	***	***
***		***	***	***	***

•	Pricing subject to Terms and Conditions for Supply and Installation of Smart Grid System Contract.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.

2

Table 2 - ***

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum Order Quantity	Warranty	Price Adjustment, if any
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

•	Pricing subject to Terms and Conditions for Supply and Installation of Smart Grid System Contract.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
*	***

3

Table 3-Network Interface Card (NIC)

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum Order Quantity	Warranty	Price Adjustment, if any
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

•	Pricing subject to Terms and Conditions for Supply and Installation of Smart Grid System Contract.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.

Table 4 - Network Equipment & Installation Support Fees

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum Order Quantity	Warranty	Price Adjustment if any
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

4

Table 4 (continued) - Network Equipment & Installation Support Fees

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum Order Quantity	Warranty	Price Adjustment if any
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

Table 4 (continued) - Network Equipment & Installation Support Fees

•	Pricing subject to Terms and Conditions for Supply and Installation of Smart Grid System Contract.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.

5

•
•	***.
•	***.
•	***.
*	***

Table 5 - ***

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum In Order Quantity	Warranty	Price Adjustment, if any
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

•	Pricing subject to Terms and Conditions for Supply and Installation of Smart Grid System Contract.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.

6

Table 6 – ***.

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum Order Quantity	Warranty	Price Adjustment, if any
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

•	Pricing subject to Terms and Conditions for Supply and Installation of Smart Grid System Contract.
•	Separate purchase orders will be issued for services by segment
•	***.
•	***.
•	***.

7

Table 7 - Support Services

Device Name / Service Description	SSN Part No. Reference	Unit Price (2009 $USD)	Minimum Order Quantity	Warranty	Price Adjustment if any
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

•	Pricing subject to Terms and Conditions for Supply and Installation of Smart Grid System Contract.
•	Separate purchase orders will be issued as required on a project basis.
•	***.
•	***.
•	***.
•	***.

8

Table 8 - Liquidated Damages and Retention

For the Delaware segment of approximately *** endpoints, Owner shall retain *** by applying credits to the last (or last few) Supplier invoices that Supplier will render to Owner for Equipment, Software and professional services. Within *** of executing the Contract, Owner and Supplier shall work together to prepare a forecast of expected monthly invoicing related to the Delaware deployment of the System in order to determine which invoice(s) are expected to have retention credits applied to them.

In order to release the retention amount to Supplier, Supplier must meet the following release requirements:

1.	Complete the punchlist items identified by Owner
2.	Release any liens
3.	Meet the ***.

Within *** of executing the contracts with Supplier, Owner’s electric meter suppliers and endpoint installation contractor, whichever is the latest, Owner will prepare a work plan to establish the initial final estimated final completion date for the Delaware Segment. The final completion date includes installation of the System and the electric meters at least the ***. The initial final completion date can be modified during the installation of the Delaware Segment with the written agreement of the Owner AMI Project Sponsor and the Supplier Project Manager.

Within *** of completing the installation of the Segment volume of endpoints at a *** or greater saturation level, *** after the final completion date, Owner will either return all of the retention dollars to Supplier if all the release requirements are met or Owner will return the first *** portion of the retention if there is a delay in the date of the performance measurement due to parties outside of Supplier’s control or Owner will continue to hold the full retention amount. For each additional *** period past the first *** after the final completion date there is a delay in completion of the installation of the approximately *** endpoints due to parties outside of Supplier’s control such that the performance measurement cannot take place, then Owner will return an additional *** of the retention dollars. In the event the acceptance process indicates that the designated performance level of one or more of the *** and the root cause of the deficiency(ies) is determined to be related to Supplier’s performance, then refer to the Segment acceptance process described above under Acceptance, Section 8.12 of the SOW.

Supplier will present retention amounts on the invoices in accordance with the language above. Supplier will invoice Owner when each retention amount is due.

A similar retention process will be used for segments of the Owner deployment subsequent to the Delaware segment. The segments are as follows:

•	Delmarva Power - Delaware
•	Delmarva Power - Maryland
•	Pepco - Maryland
•	Pepco – District of Columbia
•	Atlantic City Electric – New Jersey

9

EXHIBIT L Hosting Agreement

Hosting Agreement

The parties will complete and attach the Hosting Agreement within 30 days from the effective date of this Contract.

1

EXHIBIT M SOURCE CODE AND MANUFACTURING KNOW-HOW ESCROW AGREEMENT

Multi Licensee Deposit Account

Software Escrow Agreement

(Premium Solution)

Date	April 4, 2007
Licensor	Silver Spring Networks, Inc.
Agreement Number	38105

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or in their circumstances (Including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

© NCC Group 1984-2006	USML Dep Ag Prem

Escrow Agreement Dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”): and
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”).

Background:

(A)	Licensee has been granted a license to use the Software which comprises computer programs.
(B)	Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of Licensor or a third party.
(C)

Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)

The parties therefore agree that such information and/or documentation should be placed with a trusted third party. NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1	Definitions and Interpretation
1.1	In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto.

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Account” means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

“Deposit Account Agreement” means an agreement in the form attached as Appendix 1, for the setting up of a Deposit Account.

“Deposit Form” means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

“Full Verification” means, the tests and processes forming NCC Group’s Full Verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

“Integrity Testing” means those tests and processes forming NCC Group's integrity Testing service, in so far as they can be applied to the Escrow Material.

“Intellectual Property Rights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how, database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with all registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which a Licensee was granted a license to use the Software.

“Licensee” means any person, firm, company or other entity:

1.1.1	to whom a license to use the Software has been granted; and

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1.1.2	whom Licensor has approved for registration under a Deposit Account Agreement; and
1.1.3

who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee;

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context  in which such reference is made.

“Letter of Intent” means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement, a Deposit Account Agreement or a Registration Agreement.

“Registration Agreement” means an agreement in the form set out in Appendix 2 to be signed by Licensor, NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreement, as a Licensee and accordingly, to take the benefit of and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

“Release Purposes” means the sole and limited purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of Licensee together with such other purposes (if any) as are explicitly permitted under the License Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof licensed to Licensee under the License Agreement details of which are set out in Schedule 1 of a Deposit Account Agreement. Software may be accompanied by technical specifications relating to hardware and firmware.

“Source Code” means the computer programming code of the Software in human readable form.

1.2	This Agreement shall be interpreted in accordance with the following:
1.2.1	headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement:
1.2.2	all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and
1.2.3	all references to a party or parties are references to a party or parties to this Agreement.
2	Deposit Accounts
2.1

Each time that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement, the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material to be deposited in accordance with the obligations contained in Clause 3.

2.2	Each signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.
2.3

For the avoidance of doubt, if the Escrow Material to be deposited is on update to or development of Escrow Material already deposited under an existing Deposit Account, the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3	Licensor's Duties and Warranties
3.1	Licensor shall:
3.1.1	deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives an executed Deposit Account Agreement;
3.1.2

deliver an update or replacement copy of the Escrow Material to NCC Croup within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee:

3.1.3	ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee:
3.1.4

deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained:

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3.1.5	deliver with each deposit of the Escrow Material a Deposit Form which includes the following information:
3.1.5.1

details of the deposit including the full name of the Software (i.e. the original name as set out under Schedule 1 to the Deposit Account Agreement together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2	password/encryption details required to access the Escrow Material:
3.1.6	deliver with each deposit of the Escrow Material the following technical information (where applicable):
3.1.6.1	documentation describing the procedures for building, compiling and installing the software, including names and versions of the development tools;
3.1.6.2	Software design information (e.g. module names and functionality): and
3.1.6.3	name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and
3.1.7	deposit a detailed list of the suppliers of any third party software and tools required to access, install, build or compile or otherwise use the Escrow Material.
3.2	Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:
3.2.1	it has the full right, ability and authority to deposit the Escrow Material:
3.2.2

in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s): and

3.2.3

the Escrow Material deposited under Clause 3.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Software.

4	Licensee’s Responsibilities and Undertakings
4.1	Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.
4.2	In the event that the Escrow Material is released under Clause 7, Licensee shall:
4.2.1	keep the Escrow Material confidential at all times;
4.2.2	use the Escrow Material only for the Release Purposes;
4.2.3

not disclose the Escrow Material to any person save such of Licensee’s employees or contractors who need to know the same for the release purposes. In the event that Escrow Material is disclosed to its employees or contractors. Licensee shall ensure that they are bound by the same confidentiality obligations as are contained in this Clause 4.2;

4.2.4	hold all media containing the Escrow Material in a safe and secure environment when not in use; and
4.2.5	forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.
5	NCC Group’s Duties
5.1	NCC Group shall:
5.1.1	at all times during the term of this Agreement, retain the latest deposit of the Escrow Material in a safe and secure environment;
5.1.2	notify Licensor and the relevant in Licensee of the acceptance of any Registration Agreement; and
5.1.3

inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the Integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

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5.2

In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at its sole discretion, notify the Licensor and Licensee of Licensor’s failure to deposit any Escrow Material.

5.3

NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the same confidentiality obligations as are contained in Clause 9.

5.4	NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.
6	Payment
6.1

The parties shall pay NCC Group’s fees and charges as published from time to time or as otherwise agreed, in the proportions set out in the Letter of intent between the parties. NCC Group’s fees as published are exclusive of any applicable sales tax.

6.2

if NCC Group is required to perform any additional or extraordinary services as a result of being an escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney’s fees.

6.3

NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year’s fees and only upon 45 days written notice to the parties.

6.4

All invoices are payable within 45 days from the date of invoice, interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid  for more than 45 days past the due date of the applicable invoice.

6.5

In the event of a dispute made in+ good faith as to the amount of fees, the party responsible for payment agrees to remit payment on any undisputed amount(s) in accordance with Clause 6.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6	NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.
7	Release Procedures
7.1

Subject to: (i) the remaining provisions of this Clause 7 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement. NCC Group will release the Escrow Material to a duly authorized representative of Licensee if any of the events listed at clause 6 of the Registration Agreement (“Release Event(s)”) occur.

7.2

Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event, that the License Agreement and any maintenance agreement, if relevant, for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3	Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:
7.3.1	NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery: and
7.3.2

unless within 14 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from Licensor stating that in their view no such Release Event has occurred or, it appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof,

NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes.

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7.4

Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notices by courier or other form of guaranteed delivery.

7.5	Within 90 days at dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 8.
7.6

if, within 90 days of dispatch of the counter-notice by NCC Group to Licensee. NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 8 to apply, the Notice submitted by licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8	Disputes
8.1

Upon receipt of Licensee’s notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee’s request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the Licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator’s decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties for testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurist or engaged in the practice of law with no less than ten (10 years experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as an arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event at the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

8.2

If the arbitrator finds that a Release Event existed at the time of delivery of the Notice to NCC Group. NCC Group is hereby authorized to release and deliver the Escrow Material to the Licensee within 5 working days of the decision being notified by the arbitrator to the parties. If the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with the terms of this Agreement.

8.3

The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4

IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT., OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9	Confidentiality
9.1	The Escrow Material shall remain at all times the confidential and intellectual property of Licensor
9.2	in the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purposes.
9.3

Subject to Clause 9.4, NCC Group agrees to keep all Confidential information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC

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Group further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4

NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licensor and Licensee prior to such required release, has given Licensor and/or Licensee an opportunity to contest (at their own expense) such required  release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court’s underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree. NCC Group shall not be liable to Licensee. Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

9.5	Any request by a Licensee under clause 11.3 for a Full Verification shall not be disclosed to any other Licensee(s).
10	Intellectual Property Rights
10.1

The release of the Escrow Material to Licensee will not act as an assignment of any intellectual Property Rights that Licensor or any third party possesses in the Escrow Material. However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

10.2

The Intellectual Property Rights in the Integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shall each be granted a non-exclusive right and license to use the Integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the Full Verification report for the purposes of this Agreement and their own internal purposes only.

11	Integrity Testing and Full Verification
11.1

NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement.

11.2	As soon as practicable after the Escrow Material has been deposited with NCC Group. NCC Group shall apply its Integrity Testing processes to the Escrow Material.
11.3

Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 11.4, NCC Group’s prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

11.4

If the Escrow Material fails to satisfy NCC Group’s Full Verification tests as a result of being defective or incomplete in content, NCC Group’s fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5

Should the Escrow Material deposited fail to satisfy NCC Group’s Integrity Testing or Full Verification tests under Clauses 11.2 or 11.3, Licensor shall, within 14 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12	NCC Group’s Liability
12.1	Nothing in this Clause 12 excludes or limits the liability of NCC Group for its negligence or intentional misconduct.
12.2

Subject to Clause 12.1, no party shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duly by such party, its employees, agents or sub-contractors and in such event such party’s total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this

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Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by Clause 15.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.

12.3	NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.
12.4

NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement.

12.5

Subject to Clause 11, NCC Group shall not be required to make any investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consents, receipts, statutory declarations or notices received by it in respect of this Agreement.

13	Indemnity

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensor shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s gross negligence or intentional misconduct or material breach of any contractual duty hereunder.

14	Term and Termination
14.1	This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause 14.
14.2

If Licensor or Licensee, as the case may be, fails to pay an invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue. NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. If Licensor has not paid its invoice by the expiry of the 30 day notice period. NCC Group will give Licensee(s) a period of 45 days to pay Licensor’s invoice. If Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of Licensee  (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested. NCC Group shall provide appropriate documentation to assist in such recovery.

14.3

Upon termination of this Agreement and/or a Deposit Account Agreement in their entirely under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group will destroy the Escrow Material.

14.4

Notwithstanding any other provision of this Clause 14, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreement(s) by giving sixty (60) days written notice to Licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in its entirely, Licensor and Licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein. If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee(s). If NCC Group is notified of the new custodian within the notice period. NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC Group is not notified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been terminated in its entirely. NCC Group will return the Escrow Material to Licensor.

14.5	Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Group.
14.6

If the License Agreement with a Licensee has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate its interest under the relevant Deposit Account Agreement(s), failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant

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Licensee’s interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor. NCC Group shall notify Licensee of Licensor’s notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee. NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have consented to such termination and Licensee’s rights under the relevant Deposit Account Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 8. Upon termination of all registered Licensees under a Deposit Account Agreement under this Clause. NCC Group shall return the Escrow Material to Licensor.

14.7	Subject to Clause 14.6, Licensor may only terminate the interests of any Licensee under a Deposit Account Agreement with the written consent of that Licensee.
14.8	Subject to Clause 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirety with the written consent of all Licensees.
14.9	A Deposit Account Agreement shall automatically immediately terminate in respect of a Licensee upon release of the Escrow Material to that Licensee in accordance with Clause 7.
14.10

If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee, automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, it shall immediately terminate in its entirely. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement. If new material is deposited, upon its receipt. NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

14.11

The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement in respect of any other Licensees.

14.12

If any terminations of Licensees’ interests under this Agreement and/or a Deposit Account Agreement result in there being no Licensees registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement will continue and the Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13	The provisions of Clauses 1, 4.2, 6, 9, 10, 11.1, 12, 13, 14.13 to 14.15 (inclusive) and 15 shall continue in full force after termination of this Agreement.
14.14

On and after termination of this Agreement and/or a Deposit Account Agreement, Licensor and/or Licensee(s) (as appropriate) shall remain liable to NCC Group for payment in full of any fees and interest which have become due but which have not been paid as at the date of termination.

14.15	The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.
15	General
15.1	Licensor and Licensee(s) shall notify NCC Group and each other, within 30 days of its occurrence, of any of the following:
15.1.1	a change of its name, principal office, contract address or other contact details; and
15.1.2	any material change in its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement.
15.2	This Agreement shall be governed by and construed according to the laws of the state of California, excluding that body of law known as conflict of law.
15.3

This Agreement, the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group. Licensor and that Licensee for the Software and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

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15.4

Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validity given or made if delivered by hand or courier or if dispatched by certified or registered mail (airmail if overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:

(i)	if delivered by hand or courier, one day following the time of delivery;
(ii)	if sent by certified or registered mail (airmail if overseas), 3 business days after posting (6 days if sent by airmail);
(iii)

if sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

15.5

Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

15.6

NCC Group shall not be entitled to transfer or assign this Agreement without the prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that in the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and all Licensees.

15.7	This Agreement shall be binding upon and survive for the benefit of the successors in title and permitted assigns of the parties.
15.8

If any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, or unenforceable, it shall, to the extent of such illegality, invalidity or unenforceability, be deemed severable and the remaining part of the provision and the rest of the provisions of this Agreement shall continue in full force and effect.

15.9

Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

15.10

The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party’s reasonable control (including, without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other industrial action, act of God, war or warlike hostilities or threat of war, terrorist activities, accidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement). a party claiming to be unable to perform its obligations under this Agreement (either on time or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shall be entitled to terminate this Agreement by giving one month’s notice in writing.

15.11

No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

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15.13

NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with an insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide Licensor and all Licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that Licensor and Licensee be provided with no less than thirty (30) days advance written notice of cancellation of the stated coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liability	$1,000,000 Each Occurrence

Signed for and on behalf of Silver Spring Networks, Inc.

Name:	***	***

Position.:	***	(Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC.

Name:	***	***

Position:	***	(Authorized Signatory)

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Source Code and Manufacturing Know-How Escrow Agreement

Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	Silver Spring Networks, Inc. whose principal office is at 575 Broadway Street, Redwood City, CA 94063 (“Licensor”);
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”); and
(3)	PHI Service Company, whose principal office is at (Licensee’s Address) (“Licensee”);

Agreement:

1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105 dated April 4, 2007 (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s) 40466 dated March 3, 2008, both between Licensor and NCC Group.

2.

This registration agreement is entered into pursuant to the PHI SERVICE COMPANY – Silver Spring Networks TERMS AND CONDITIONS FOR Supply and Installation of Smart Grid System dated ____________, 2009 (the “Supply Agreement”).

3.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

4.

Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or intentional misconduct. NCC Group agrees to defend and indemnify Licensee and hold Licensee harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against Licensee in any way arising out of or relating to NCC Group’s negligence or intentional misconduct.

5.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

1

6.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	LICENSOR	LICENSEE
1	Annual Escrow Management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$	Nil	100%
4	Scheduled Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee Termination Fee	$	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$	Nil	100%

7.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.
8.	The Deposits made for the benefit of Licensee are:

a.Source Code and Documentation; and

b.Manufacturing Know-How:

9.	The Release Events for the undersigned Licensee are as follows:
a.	For the Source Code:

1.

(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or
(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iv)	Licensor takes any corporate action authorizing any of the foregoing; or
(v)	any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or

2.

(i)	Licensee determines in its good faith discretion that Licensor has failed to or is unable to maintain the Software as per the Supply Agreement for a period of at least sixty (60) days; and
(ii)	Licensee has given written notice to Licensor; and
(iii)	within two (2) weeks following said notice, Licensor has still failed to maintain the Software as per the Supply Agreement; or

3.

Licensor is in material breach of its obligations as to maintenance or modification of the Software under the Supply Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

b.For the Manufacturing Know-How

1.

(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or

2

(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	Any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iv)	Licensor takes any corporate action authorizing any of the foregoing; or
(v)	Any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or

2.

Licensee terminates the Supply Agreement for a “Supplier Event of Default” as defined in section 19.2 of the Supply Agreement, in the manner provided for termination in Section 20.3(a) of the Supply Agreement; or

3.

A force majeure event prevents Licensor from performing a material obligation under the Supply Agreement for more than ninety (90) days.

3

Signed for and on behalf of PHI Service Company (Licensee)

Name:	***

Position:	***	(Authorized Signatory)

Date:	1/30/2009

Signed for and on behalf of Silver Spring Networks, Inc.

Name:	/s/ Scott Lang

Position:	CEO	(Authorized Signatory)

Date:	2-4-08

Signed for and on behalf of NCC GROUP, INC.

Name:

Position:	(Authorized Signatory)

Date:

4

Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	Silver Spring Networks, Inc. whose principal office is at 555 Broadway St Redwood City, CA 94063 (“Licensor”);
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”); and
(3)	PHI Services Company whose principal office is at 701 Ninth Street, N.W. Washington DC 20068 (“Licensee”);

Agreement:

1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105 dated April 4, 2007 (“Software Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) between Licensor and NCC Group for the following number(s):

a.	52043 (AMM; MT, GMR, DB),
b.	52044 (NEM),
c.	52405 (CAAS, TMB, REG, DMS, DLCA, SAM, NEC),
d.	52046 (DA),
e.	52047 (DRM),
f.	52052 (ODS),
g.	58401 (FWU), and
h.	58402(MPC

And agreement number 41932 dated December 15th, 2008 (“Manufacturing Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) between licensor and NCC Group for the following number(s):

a.	43074: PHI Services Company

For clarity, the Software Escrow Agreement and Manufacturing Escrow Agreement are herein reffered to collectively as the “Escrow Agreements”.

2.

This Registration Agreement, the Escrow Agreements and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreements.

3.	This registration agreement is entered into pursuant to the PHI SERVICE COMPANY – Silver Spring Networks TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM dated January 30, 2009

PHI LRA 20140514(rev1)clean – PHI Signed;2

4.

Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or intentional misconduct. NCC Group agrees to defend and indemnify Licensee and hold Licensee harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against Licensee in any way arising out of or relating to NCC Group’s negligence or intentional misconduct.

5.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreements, including the payment obligations defined below, as though they were a party to the Escrow Agreements and the Deposit Account Agreement and named therein as a Licensee.

6.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	LICENSOR	LICENSEE
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
7.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.
8.	The Deposits made for the benefit of Licensee are:
a.	Source Code and Documentation; and
b.	Manufacturing Know-How;
9.	The Release Events for the undersigned Licensee are as follows:
a.	For the Source Code:
1.	Any of the following conditions:
(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or
(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iv)	Licensor takes any corporate action authorizing any of the foregoing; or
(v)	any similar or analogous proceedings or event to those in Clauses 9(a)(1)(i) to 9(a)(1)(iii) above occurs in respect of Licensor within any jurisdiction outside the USA; or
(vi)	Licensor or any successor ceases to carry on its business or the part of its business which relates to the Software; or
(vii)

Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

2.	Or all the following conditions:
(i)	Licensee determines in its good faith discretion that Licensor has failed to or is unable to maintain the Software as

Version 12.15.06	2
Agreement Number [ ]

per the Supply Agreement for a period of at least sixty (60) days; and
(ii)	Licensee has provided written notice to Licensor; and
(iii)	Within two (2) weeks following said notice, Licensor has still failed to maintain the Software as per the Supply Agreement; or
3.	Or

Licensor is in material breach of its obligations as to Maintenance or modification of the Software under the Supply agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

b.	For the Manufacturing Know-How

1.

(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or
(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it sill continue to maintain the Software in accordance with the terms of the Licnese Agreement or any applicable maintenance agreement), makes and arrangement, composition, or similar relief under any law regarding incolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	Any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iv)	Licensor takes any corporate action authorizing any of the foregoing; or
(v)	Any similar or analogous proceedings or event to those in Clauses 9(b)(1)(i) to 9(b)(1)(iii) above occurs in respect of Licensor within any jurisdiction outside the USA; or

2.

Licensee terminates the Supply Agreement for a “Supplier Event of Default” as defined in section 19.2 of the Supply Agreement, in the manner provided for termination in Section 20.3(a) of the Supply Agreement; or

3.

A force majure event prevents Licensor from performing a material obligation under the Supply Agreement for more than ninety (90) days.

Signed for and on behalf of PHI Service Company (Licensee)

Name:	***	/s/ ***

Position:	CISO	(Authorized Signatory)

Date:	May 19, 2014

Signed for and on behalf of Silver Spring Networks, Inc. (Licensor)

Name:	***	/s/ ***

Position:	VP - Client Delivery - SSN	(Authorized Signatory)

Date:	May 19, 2014

Signed for and on behalf of NCC GRUP, INC.

Name:

Position:	(Authorized Signatory)

Date:

Version 12.15.06	3
Agreement Number [ ]

ADDENDUM Number One To PHI SERVICE COMPANY - SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM

This Addendum Number One to the PHI SERVICE COMPANY - SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) clarifies the terms of the Software license granted to Owner,

Effective dAte of this addendum Number One: February 24, 2009

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Contract as follows:

1.Meter and NIC Test In Shop (MANTIS) Tool.

a.	Restrictions on Use. New Subsection 3.3 is added to the Contract.

3.3. Additional Limits on License: MANTIS Tool. Owner may not (directly or indirectly, in whole or in part):

3.3.1	use the MANTIS Tool in *** the Laboratory;
3.3.2	*** from the Laboratory; or
3.3.3	make copies of the MANTIS Tool for any reason including back-up or archival purposes.
3.3.4	“Laboratory” means a meter diagnosis and testing facility owned or controlled by Owner which is subject to the security clearance procedures Owner observes at Owner’s secure sites.

b. Sublicensing. Notwithstanding the provisions of Subsection 3.2.1 of the Contract, Owner may sublicense *** to its outsourcing services provider *** provided that Owner executes a sublicensing agreement with ***: (i) with licensing terms which are no less restrictive than the terms of Section 3 of the Contract, as amended and (ii) which includes the following provision: “Third Party Beneficiary. You are hereby notified that Silver Spring Networks, Inc., a Delaware corporation located at 555 Broadway Street, Redwood City, California 94063 is a third party beneficiary to this Sublicense, This Sublicense is enforceable by Silver Spring Networks, Inc. in addition to PHI Service Company with respect to such software.”

Page Two of Two

c. Clickwrap License. ***.

2. Fish Tool. Exhibit J to the Contract is amended to clarify that the Software includes the Fish Tool by inserting the following paragraph at the end of Exhibit J.

FISH - Field Install Tool — ***. The Field Installation Support Handheld is a tool for installing Silver Spring Networks Intelligent Endpoints. The tool consists of a handheld computer, running SSN application software, connected to the SSN Field Service Unit (FSU) over a USB port. The application software transmits messages through the FSU to the Intelligent Endpoint, and also receives messages using the same path. This enables the installation technician to configure the SSN Intelligent Endpoint for field use.

All provisions of the Contract, except as supplemented by this Addendum Number One, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum Number One, this Addendum Number One shall not operate as a waiver of any condition or obligation imposed on the parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum Number One and any provision of the Contract, the provisions of this Addendum Number One shall govern and control. Governing law and venue for this Addendum Number One shall be the governing law set forth in the Contract. This Addendum Number One is not effective unless signed by both Parties. This Addendum Number One may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum Number One to be executed by their duly authorized representatives as of the date(s) first forth above.

PHI SERVICE COMPANY

By:	***

Name:	***

Title:	Manager of ***

SILVER SPRING NETWORKS, INC.

By:	/s/ Jordan J. Breslow

Name:	Jordan J. Breslow

Title:	General Counsel & Secretary

APPROVED BY LEGAL:
***
***

ADDENDUM NUMBER TWO To PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM

This Addendum Number Two to the PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) clarifies the terms of the Software license granted to Owner.

Effective date of this addendum Number Two: March 9, 2009

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Contract as follows:

The attached document is attached to the Contract as “Exhibit L – Hosting Services.”

All provisions of the Contract, as amended, except as supplemented by this Addendum Number Two, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum Number Two, this Addendum Number Two shall not operate as a waiver of any condition or obligation imposed on the parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum Number Two and any provision of the Contract, the provisions of this Addendum Number Two shall govern and control. Governing law and venue for this Addendum Number Two shall be the governing law set forth in the Contract. This Addendum Number Two is not effective unless signed by both Parties. This Addendum Number Two may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum Number Two to be executed by their duly authorized representatives as of the date(s) first forth above.

PHI SERVICE COMPANY INC.		SILVER SPRING NETWORKS, INC.

By:	***	By:	/s/ Eric Dresselhuys

Name:	***	Name:	Eric Dresselhuys

Title:	Process Manager	Title:	Vice President

APPROVED BY LEGAL:
***
***

Page | 1 of 8

Exhibit L – Hosting Agreement

This Exhibit sets forth the additional terms and conditions upon which Supplier will supply Hosting Services to Owner during the ***. Such terms and conditions are in addition to the terms and conditions contained in the main body of the Contract.

Environment Scope

This agreement applies to the following *** environments:

Development (DEV): This environment is used for multiple purposes including lab testing, integration development and testing of early releases of software. The environment will be ***.  The environment will ***.  The environment will include the ***.  The environment will not be subject to the ***.

Field Acceptance Test (FAT): This environment is used to support the FAT deployment in Delaware, The environment will be sized to support no more than ***.  The environment will be ***, with all system, application and network administration tasks performed by SSN. The environment will include the following UIQ components: ***.  These components provide all the functionality, as described in Exhibit B, necessary for PHI’s System to operate during FAT. All field network maintenance will be the responsibility of ***.

1. DEFINITIONS.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth below:

•	“Bill Group” means all of the meters to be read on a particular billing day.
•	“Billing Read Day” means the specific business day on which a meter is to be read to meet the operational requirements, typically one calendar day before or two days after the scheduled date.
•	“Content” means any of Owner’s Owner information that will form a part of Owner’s data base.
•	“Critical Components” means any component or sub-component of the Supplier system that has a critical role in either the operation of the ***.

.1. *** (including server, network and application components)

.2.Access Points

.3. ***

.4. ***

.5. ***

.6. ***

•	“Hosting Services” means the act of running Supplier’s Software on Supplier’s Servers on behalf of Owner.
•

“Operational Targets” means system and component performance goals over a 30-day period. The 30-day performance window is to be calculated at the beginning of every week as a moving average for trending purposes.

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

•On-Demand Requests” include remote disconnect and reconnects, Endpoint On-Demand Reads (ODR) and Endpoint On-Demand Pings (ODP).

•“Preventive Maintenance” means those activities performed by Supplier which are necessary or desirable for the continuous provision of hosting Services at their stated Service Levels, including, but not limited to, those activities which require the temporary cessation of one or more services.

•“Provisioned Electric Endpoints” means Electric Meters in any of the following operational states:  ***.

Page | 2 of 8

•“C&I Provisioned Electric Endpoints” means Endpoints which are C&I Electric Meters in any of the following operational states: ***.

•“Provisioned Gas Endpoints” means Gas IMUs installed above ground or with an external antenna, in any of the following operational states: ***.

• “Constantly Powered Devices” are APs, Relays, Electric Meters which are powered by the electrical grid and not battery.

•“Servers” means the physical machine or machines on which UtilityIQ Software will be installed.

•“Service Levels” means the measurement of the performance of the system or service. The service level is expressed as a percentage of a goal; for example, the percentage of time a network or system is operative or the percentage of successful transactions processed.

•“System Change” means any change that constitutes a modification of infrastructure, software, process or policy

.1.	“Configuration Management” means modification to any of the infrastructure components within the Supplier solution, to include but not limited to: ***.
.2,

“Software Version Control” means a change or modification to any applications, operating systems, firmware, databases, source code or features / functions of any application components within the Supplier solution that would constitute a version change

.3.	“Process/Policy modifications” means changes made to any operational or security policies and or processes associated with use and integration of the system

•“UtilityIQ Software” or “Software” means the object code versions of the Software described in this Exhibit and related UtilityIQ Software Documentation as such Software and Documentation may be updated from time to time hereunder, including UtilityIQ Software Upgrades.

•“UtilityIQ Software Upgrades” or “Upgrades” means upgrades, updates and/or enhancements of the UtilityIQ Software as created or developed by or for Supplier.

• “UtilityOS Firmware” or “Firmware” means the object code versions of all the firmware described in this Exhibit and related UtilityOS Firmware Documentation as such Firmware and Documentation may be updated from time to time hereunder, including UtilityOS Firmware Upgrades.

•“UtilityOS Firmware Upgrades” or “Upgrades” means upgrades, updates and/or enhancements of the UtilityOS Firmware resident on the Network Interface Card as created or developed by or for Supplier.

Page | 3 of 8

2.Scope of Services

•DELIVERY OF SOFTWARE AND SERVICES.

o

Access to the UtilityIQ Software. UtilitylQ Software is described in Exhibit J. Supplier shall provide Owner with access to the *** environments (including all application GUIs, functions, features) by means of remote, secure web based access to the Servers operated by Supplier.

o	Delivery of UtilityIQ Software Upgrades. Supplier shall deliver UtilityIQ Software Upgrades by means of installing them on the Server(s) ***, in accordance with Owner’s change management process.
o

Delivery of Firmware Upgrades. With advance notice and approval by Owner, Supplier shall deliver to Owner Firmware Upgrades by means of firmware upgrade process. Delivery will include applying the latest version to all endpoints deployed under the network. All firmware releases will be coordinated and approved in advance by Owner and will be in accordance with Owner’s change management process,

o	Hosting Services. Supplier shall provide the hosting services specified as follows during the term of this Exhibit.
(a)	The network will be monitored ***. Personnel will be available for ***.

***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Page | 4 of 8

***
***	***	***	***
***	***	***	***
(b)	Supplier will respond to all service requests within the timeframes set forth above for ***:

***.

***

***

***

(c)	***.
(d)	***.
(e)	***.
(f)	***.

Page | 5 of 8

2.1	The hosting services that Supplier shall provide pursuant to this Exhibit L include:
***
-	***
-	***
-	***
-	***
-	***
-	***
***
-	***
-	***
***
-	***
-	***
-	***
-	***
-	***
-	***

*** is performed on a weekly (or mutually agreed upon) basis. Data is retained on ***.  There is a local *** where the *** is *** for ***.

In addition, Supplier shall provide incident management and response services with respect to each of the items listed immediately above, to address any issues identified by the Owner with either the *** or the operation of the network. Individual endpoint connectivity issues will be addressed by Supplier’s customer support group pursuant to the Maintenance Agreement and any wider network-related issues will be resolved as part of the *** described in this Exhibit L.

Page | 6 of 8

2.2	Reports
(a)	***
•	Suuplier will provide Owner with *** reports regarding ***.
•	***.
•	***.
(b)	***
•	Supplier will also provide Owner with *** reports outlining any ***.
(c)	***
•	A *** report will be compiled by Supplier and made available toOwner. ***.
•	Supplier will notify Owner via *** reporting of any instances where ***.
•	***.
(d)	***.
•	***
•	*** shall be applied to reduce the *** as shown in the *** table below. ***.
•	***.
•	***.

***	***
***	***
***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
•	***.

Page | 7 of 8

Term

The *** shall commence upon signature of this agreement and continue *** unless terminated earlier pursuant to this Agreement.

Termination ***

Owner may *** terminate the *** for *** by written notice to Supplier. Such termination shall be effective in the manner and upon the date specified in said notice, which shall be *** following the date of the notice, and shall be without prejudice to any claims that either party may have against the other. In accordance with this *** section, in the event of termination of the ***, Owner shall pay ***. Supplier shall use commercially reasonable efforts to mitigate any such charges.

Pricing

The price for the Set-up Services will be a one time charge of ***. The monthly *** fee (***) will be *** each month, and shall be invoiced monthly in advance commencing *** through the termination of ***.

{This section intentionally left blank.}

Page | 8 of 8

ADDENDUM Number Three To PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM

This Addendum Number Three (“Addendum”) to the PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) amends certain catalog numbers and prices, and to amend certain provisions of the Statement of Work.

Effective Date Of This Addendum Number Three: July 24, 2009

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Contract as follows:

1. Amendments to Statement of Work.

The Statement of Work (Exhibit B) to the Contract, dated January 30, 2009 is amended by deleting 7.1.3.3, 7.1.3.7 and 7.1.3.8. For convenience, the deleted sections are quoted below:

7.1.3.3	SSN will release and support by January 1, 2010 the ***.
7.1.3.7	January 2010 - ***.

PHI to begin testing for conversation and upgrade to in house platform from the ***.

7.1.3.8	Tentative April 2010 - ***.

The Statement of Work (Exhibit B) to the Contract, dated January 30, 2009 is amended to modify the language of paragraphs 7.1.3.4, 7.1.3.5, and 7.1.3.6 to:

7.1.3.4	SNN will release and support by the third quarter of 2010 on UIQ ***.
7.1.3.5	February 2009 - *** thru December 2009.
7.1.3.6

February 2009 - For Delaware full deployment System Integration work, begin development on ***, staging, training, and production environments. Delaware full deployment SI will be implemented on the***.

Addendum No.1

3. Effect of this Addendum.

All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties. This Addendum may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum to be executed by their duly authorized representatives as of the date(s) first forth above.

PHI SERVICE COMPANY

By:	***

Name:	***

Title:	Vice President

SILVER SPRING NETWORKS, INC.

By:	/s/ Scott A. Long

Name:	Scott A. Long

Title:	CEO

APPROVED BY LEGAL:

***
***

ADDENDUM Number Four to PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM EXHIBIT L – Hosting Agreement

This Addendum Number Four (“Addendum”) to the PHI SERVICE COMPANY - SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) amends Contract Exhibit L – Hosting Agreement include certain additional hosting services Supplier will provide to Owner. Unless otherwise defined, the capitalized terms herein shall have the same meaning as such terms in the Contract.

Effective Date Of This Addendum: JULY 24, 2009

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Contract as follows:

1. Environments. Supplier will provide the Hosting Services described in the Statement of Work attached hereto and incorporated by reference as Attachment 1 (“SOW”) for the Utility IQ environments described below. Target live dates for these environments are set forth in the SOW.

(a)

***.  This environment is used to support the production AMI deployment across Delaware through ***.  The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at ***.

(b)	***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at ***.
(c)	***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted ***.
(d)	***. The environment will be sized to support up to, but no more than, *** and associated network equipment (APs, Relays). The environment will be physically hosted at ***.
(e)	***. The environment will be sized to support up to, but no more than, *** and associated network equipment (APs, Relays). The environment will be physically hosted at ***.

Addendum No.4

(f)	***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at ***.
(g)	***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at ***.
2.	Term. The term of Exhibit L -- *** is hereby extended ***.
3.	Maintenance. Supplier will provide ongoing technical support in accordance with Contract Exhibit E -- “Maintenance Agreement”.
4.	Fees. The monthly fees for *** described in Attachment 1 are set forth in Attachment 2 and shall be invoiced monthly in advance. ***.

[This space intentionally left blank.]

5.

Effect of this Addendum. All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties and may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum Number Four to be executed by their duly authorized representatives as of the date(s) first forth above.

PHI SERVICE COMPANY

By:	***

Name:	***

Title:	Vice President

SILVER SPRING NETWORKS, INC.

By:

Name:	Scott A. Long

Title:	CEO

APPROVED BY LEGAL:

***
***

Addendum No.4

Attachment 1

Statement of Work

Addendum No.4

***
	QTY	Fee	Tot I	Invoice Schedule
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***
	QTY	Fee	Tot I	Invoice Schedule
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***
	QTY	Fee	Tot I	Invoice Schedule
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***
	QTY	Fee	Tot I	Invoice Schedule
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***
	QTY	Fee	Tot I	Invoice Schedule
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Addendum No.4

***

Following are the schedules of fees and invoicing for the ***

	Quantity	Price	Total
***	***	***	***
***	***	***	***
***			***

***.

***.

ADDENDUM Number Five to PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM EXHIBIT L – Hosting Agreement

This Addendum Number Five (“Addendum”) to the PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) amends Contract Exhibit L – Hosting Agreement to include certain additional Hosting Services Supplier will provide to Owner. Unless otherwise defined, the capitalized terms herein shall have the same meaning as such terms in the Contract.

EFFECTIVE DATE Of THIS ADDENDUM: APRIL 1, 2011 (“Effective Date”)

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Contract as follows:

1.	Environments. Supplier will provide the Hosting Services described in the Statement of Work attached hereto and incorporated by reference as Attachment 1 (“SOW”).
2.	Term. The term of Exhibit L – Hosting Agreement is hereby extended ***.
3.	Maintenance. Supplier will provide ongoing technical support in accordance with Contract Exhibit E -- “Maintenance Agreement”.
4.	Fees. The monthly fees for Hosting Services described in Attachment 1 are set forth in Attachment 2 and shall be invoiced monthly in advance. ***.
5

Effect of this Addendum. All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties and may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum Number Four to be executed by their duly authorized representatives as of the date(s) first forth above.

PHI SERVICE COMPANY

By:	/s/*** 3/31/2011

Name:	***

Title:	VP Business Tranformation

SILVER SPRING NETWORKS, INC.

By:	/s/***

Name:	***

Title:	COO

ADDENDUM Number Five to PHI SERVICE COMPANY – Silver SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM EXHIBIT L – Hosting Agreement ATTACHMENT 1

Attachment 1-SOW

Project Name:***

March 21, 2011

Project Summary: To design, implement, and operationalize ***.

VERSION	DATE	AUTHOR	REVISIONS
***	***	***	***

Environment:  This section describes the Utility IQ environments as they will be modified under the terms of this Addendum to be hosted by SSN for use by PHI under this SOW:

***  The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***.

***  The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***.

***  The environment will be sized to support no more than ***  and associated network equipment (APS, Relays). The environment will be physically hosted at the ***

***  The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

*** The environment will be sized to support no more than *** and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

***  The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays).  The environment will be physically hosted at the ***

***  The environment will be sized to support no more than *** and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

***  The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

(i)	Project Assumptions
•	All environments will be managed according to the services listed in Exhibit L (Hosting Agreement) of the Master Contract.
•	Current versions of UtilityIQ® and UtilityOS® will be installed and subsequent product revisions will be provided upon availability.
•	SSN will adhere to agreed upon change management process in performing any changes to all environments
•	Project milestones and acceptance criteria will be established to monitor and track project progress as existing environments are upgraded to the status described in the Environments section above.
•

SSN will provide regular status updates reporting against the jointly defined project metrics and success criteria. A dedicated leased line circuit between PHI and SSN, as described below, will continue to be maintained by SSN.

a. ***

b. ***

c. ***

d. Term: 12 months

•	***
•	SSN will provide ongoing technical support in accordance with the Exhibit E to the Contract “Maintenance Agreement”.

(b) Scope Statement

(i)	In Scope
•	Ongoing support in accordance with Exhibit L ***
(ii)	Out of Scope
•	***
•	***
•	The defined SOW is limited to the environments listed herein. Any new environments will need to be separately defined for further planning.
•	Development or design involved with building similar or parallel environments at PHI facilities, and the associated data migration, knowledge transfer and training,
•	Support for the development of a PHI NOC

ADDENDUM Number Five to PHI SERVICE COMPANY – Silver SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM EXHIBIT L – Hosting Agreement ATTACHMENT 1

Attachment 2--Pricing

02/16/2011

555 Broadway Street Redwood City, CA 94063

Phone: 650 298 4200 Fax: 650 556 0085

Confidential

Quote

***

***	Quantity	Price/Unit	Total ($USD)	***
***
***	***	***	***	***
***	***	***	***
***			***
***			***
***			***

***
***	***	***	***	***
***			***
***			***

***
***	***	***	***

***
***	***	***	***

***
***	***	***	***

***
***	***	***	***

***
***	***	***	***

***
***	***	***	***
GRAND TOTAL			***

***

***.

***.

***.

***.

(1)                                                                                                     ***

(2)                                                                                                     ***

(3)                                                                                                     ***

(4)                                                                                                     ***

(5)                                                                                                     ***

(6)                                                                                                     ***

(7)                                                                                                     ***

(8)                                                                                                     ***

***

***.

***.

***.

***.

***

***

.

ADDENDUM Number Six to PHI SERVICE COMPANY - SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM TO APPEND THE STATEMENT OF WORK ***

This Addendum Number Six (“Addendum”) to the PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) amends the Contract to append the Statement of Work *** and its Attachments.

Effective date of this addendum: May 16, 2011

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Contract by adding the Statement of Work *** attached hereto as Exhibit B-l, as Exhibit B-l to the Contract (“***SOW”). As applicable, the terms of the Contract shall apply to the *** SOW.

Effect of this Addendum. All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties and may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum Number Six to be executed by their duly authorized representatives as of the effective date set forth above.

PHI SERVICE COMPANY

By:	/s/ ***
Name:	***
Title:	Vice President
Date: 5/17/11_____________________________

SILVER SPRING NETWORK, INC.

By:	/s/ Warren Jenson
Name:	Warren Jenson
Title:	Chief Operating Officer
Date:5/19/2011

***:

***
***

Exhibit B-1

Statement of Work ***

[ See Attached. ]

STATEMENT OF WORK #*** ***

Project Overview

This Statement of Work (“SOW”) is entered into as of *** between Silver Spring Networks, Inc. (“Silver Spring” or “SSN”) and Pepco Holdings Inc. (PHI) and is considered to be SOW #***1. This SOW is subject to the terms of the “PHI Service Company - Silver Spring Networks Terms and Conditions for Supply and Installation of Smart Grid System” dated January 30, 2009 between Silver Spring and PHI (the “Master Agreement”). Capitalized terms used but not defined in this Statement of Work have the meaning assigned them in the Master Agreement.

This project (“Project”) will provide wireless connectivity between PHI’s private telecommunications infrastructure and operations facilities and ***.

The SSN wireless mesh network will integrate PHI *** traffic ***. The *** portions will be designed so as not to degrade or compromise the AMI performance requirements set forth in the Master Agreement while meeting the specific operational needs described in this SOW. As new *** and new traffic requirements are added ***, both PHI and SSN will work together to insure performance requirements are met.

Mesh communications devices deployed by PHI in this Project will be those manufactured by Silver Spring or approved by Silver Spring in writing if manufactured by a third party.

Definitions

“Access Point” means Equipment that acts as an interface between ***.

“AMI” means advanced metering infrastructure, which means hardware and software that, along with communications services, enable automated meter reading and other add-on capabilities.

“Bridge” means an eBridge or sBridge.

“***” (formerly referred to as “***”) means the Silver Spring software tool that configures ***.

“Business Day” means weekdays excluding Silver Spring holidays as Silver Spring will specify annually in advance.

Consumer Data” means any information (in any form) that identifies, or is reasonably capable of being identified with a particular customer of PHI (e.g., name, social security, account number or address) that: (i) PHI provides to Silver Spring; or (ii) is collected, created or disclosed to Silver Spring by virtue of Silver Spring’s performance of services.

“***” is a software diagnostic tool formerly called ***,

“Communications SaaS (Communications Software as a Service)” means the service where Silver Spring *** by operating *** licensed on a term basis on Silver Spring servers at a Silver Spring data center. If Communications SaaS is purchased by PHI, Communications SaaS tasks and responsibilities will be detailed in Task 4 of this SOW. For purposes of this SOW, any use of the term “***” in the Master Agreement shall apply to terms in this SOW that reference “Communications SaaS.”

“***” means ***, which is ***.

“*** Network” means ***.

“*** Endpoint” means any Bridge *** with an integrated Bridge or Silver Spring Communications Module (formerly referred to as a NIC).

“*** Project” means the *** Network project undertaken by PHI and Silver Spring under this SOW. The *** Project comprises all responsibilities-assigned to the Parties under this SOW. “***” does not include materials, equipment, software or services provided by third parties.

“Deliverable” means each deliverable, including any Equipment, Software, service or document to be supplied by Silver Spring to PHI under this Statement of Work.

“DNP” means Distributed Network Protocol; “DNP3” is a version of this protocol.

“eBridge” means a Silver Spring RF communication device to connect to *** through serial or Ethernet inputs.

“Generated Data” means all information, data, analyses and reports generated by Silver Spring’s ***.

SSN Rev 4- 051611	Page 1 of 15	Silver Spring Confidential

“***” means the network element manager for managing a *** is software delivered with hardware as an appliance. (Though *** does not require other software modules of ***, *** does require information from ***. *** can leverage software services of ***, but does not require them.) *** is included within the definition of Software.

“Information Success Rate” means a metric available on SSN radios (via Bridge Configurator) that indicates the number of successful transmissions received from a neighboring node.

“IP” means internet protocol.

“Major Release” means a new release of Software supported by Silver Spring that adds features and functionality improving overall product performance, efficiency and usability. Major Releases are denoted by a change in the digit number of the release to the left of the decimal point (e.g., 1.5 to 2.0).

“Managed Communications Services” means the service by which Silver Spring monitors and maintains communications reliability by operating ***. If Managed Communications Services are purchased by PHI, Managed Communications Services tasks and responsibilities will be detailed in Task 4 of this SOW. For purposes of this SOW, any use of the term “Managed Services” in the Master Agreement shall apply to terms in this SOW that reference “Managed Communications Services.”

“Master Bridge” means a Bridge serving as a hub device for communicating ***.

“Minor Release” means a new Software release supported by Silver Spring that impacts overall product performance, efficiency and usability. Minor Releases are denoted by a change to the tenths decimal number of the release (e.g., 1.5 to 1.6).

“NAN” or “Neighborhood Area Network” means and includes meters containing ***.

“Network Device” means only an ***.

“Network Equipment” means ***.

“Patch Release” means a Software release that provides Error fixes, and is denoted by a change to the hundredths decimal number of the release (e.g., 1.5.2 to 1.5.3).

“Remote Bridge” means a Bridge that is installed ***.

“Relay” means ***.

“Repeater” means ***.

“Remote Terminal Unit” or “RTU” means the ***.

“RF” means radio frequency.

“RSSI” means Received Signal Strength Indicator, which is the received power of a wireless signal in dBm.

“Service Levels” means the measurement of the performance of the Software or Silver Spring services, as applicable, and is generally expressed as a percentage of a goal (e.g., the percentage of the time a network or system is operative or successful transactions are processed).

“sBridge” means ***.

“SCADA” means ***.

“SmartGrid” means an intelligent power delivery network capable of ***.

“***”, “***” *** “***” means the object code version of Silver Spring’s *** software.

“Updates” mean Major Releases, Minor Releases and Patche Release. Updates do not include stand-alone, plug-in or add-on software products or modules licensed separately that contain new features and functionality for which Silver Spring charges separate license and Maintenance fees under the Master Agreement.

“WAN” means PHI’s Wide Area Network, ***.

Equipment

PHI will purchase the quantities of Network Equipment estimated in the ***. Silver Spring shall provide complete user documentation for all equipment and systems purchased from Silver Spring as well as specifications for any necessary ***.

Silver Spring will develop and recommend a spare parts inventory for the *** for PHI’s use.

SSN Rev 4- 051611	Page 2 of 15	Silver Spring Confidential

PHI will supply required configuration information as requested by Silver Spring so that deliveries may be made within required lead time.

In addition to the Equipment, PHI will have the right to purchase, at its cost and expense, certain ***. Silver Spring will advise PHI on the specifications for these materials.

Software

Unless otherwise required by this SOW, Silver Spring licenses to PHI ***:

•	***
•	***

Tools

For the Project, PHI agrees to purchase or license sufficient quantities of the following tools necessary to complete this SOW:

•	***
•	***
•	***
•	***

The Parties agree that in exchange for the Services, Equipment and Tools listed herein, PHI shall pay the prices and fees as set forth in Attachment A - Pricing.

Services

Task 1 - Program Management

1.1.	Project Management
1.1.1.

Silver Spring Responsibilities. Silver Spring will provide the following services in support of the Project, including all corresponding products and services by its employees and its subcontractors, until successful installation and operation of the *** equipment described in Task 2.1.2.8:

a.	Provision of a Project Manager to coordinate all Silver Spring activities related to the *** and coordinate communication between the Silver Spring team and the PHI ***.
b.	Coordination of all Silver Spring activities, including delivery of Equipment against PHI purchase orders (to PHI or to a third party if installation is done by that third party).
c.	Cooperation with PHI to produce and update a Project schedule (Attachment E) and product a Roles and Responsibilities Matrix (Attachment H).
d.	Meeting bi-weekly with the PHI *** Team to provide status reports that identify Project progress, issues and outstanding action items.
e.	Coordination between Silver Spring’s and PHI’s networking personnel to facilitate connection of ***.
f.	Answering general questions and providing overall program facilitation including the resolution of all critical path issues identified by the ***.
1.1.2.	PHI Responsibilities. PHI will perform each of the following tasks:
a.	Provision of a single Project Manager to coordinate all PHI activities related to the *** and coordinate communication between the Silver Spring team and the PHI ***.
b.	Cooperate with SSN to produce and update the *** schedule (Attachment E) and product a Roles and Responsibilities Matrix (Attachment H).
c.	Coordination between PHI’s and Silver Spring’s team members to facilitate the integration of ***.

Task 2 – Laboratory Testing of the *** Communications Network

1.2.	*** Proof of Concept
1.2.1.	Controlled Lab Testing.

SSN Rev 4- 051611	Page 3 of 15	Silver Spring Confidential

1.2.1.1.	Silver Spring Responsibilities.
a.	Silver Spring will dedicate one of its staff, working on site, for the following periods of time necessary to demonstrate to PHI that the solution developed by SSN will work as intended.
-	One week developing the POC test plan
-	One week setting up the test lab
-	Two weeks performing the lab tests
-	One week reviewing & approving the final test report

All Lab Testing will be performed at ***.

b.Work with PHI in the development of a Proof of Concept Test to demonstrate the functionality of the proposed ***.

c.Document all testing plans and procedures and provide a report of the test for PHI’s review and approval.

1.2.1.2.	PHI Responsibilities. PHI will perform each of the following tasks:
a.	Purchase all equipment for the labs and provide the facilities, including any necessary infrastructure. If Silver Spring is required to provide onsite assistance, additional fees may apply.
b.	Work with Silver Spring to ensure the Proof of Concept adequately covers all necessary testing.
c.	***.
d.	Work with Silver Spring in the development of a Proof of Concept Test to demonstrate the functionality of the proposed ***.
e.	Review and approve the final test report.
f.	Provide Silver Spring with three (3) weeks written notice prior to scheduling lab set-up assistance.
g.	Provide necessary internal or vendor resources to ensure *** can be efficiently and adequately tested once available.
1.3	Interoperability Testing between Silver Spring Mesh and other Networks
1.3.1	Interoperability Testing
1.3.1.1	Silver Spring Responsibilities
a.	Test and verify that the Silver Spring Network components installed under this SOW will successfully communicate with PHI’s, ***.
b.	Conduct and verify interoperability testing with PHI, PHI’s Contractors, PHI’s consultants and ***.
c.	Silver Spring will be fully responsible for providing test results as a part of the acceptance testing report defined in Attachment K.
1.3.1.2	PHI Responsibilities
a.	Work with Silver Spring to test, verify and approve the successful communication of the *** installed under this SOW with PHI’s ***.
b.	Review and’ approve the test results developed by Silver Spring as a part of the acceptance testing defined in Attachment K.

Task 3 - Network Design & Field Deployment

2.1.	*** Network Design
2.1.1

Silver Spring Responsibilities. Silver Spring will be fully responsible for the review and approval of the *** to satisfy meeting the design requirements of both ***. The specific *** requirements are specified in Attachment J. The acceptance test requirements are in Attachment K, which the Parties will jointly complete during the Project. This responsibility will include:***:

a)	The complete review and approval of the ***.
b)	Providing Training described in 2.2.1.1 to PHI so that they can configure all ***, *** and resolve interoperability issues between the aforementioned *** and the ***.
c)	Review and Approval of when and where *** devices are required.

SSN Rev 4- 051611	Page 4 of 15	Silver Spring Confidential

d)	Provide Training described in 2.2.1.1 and if necessary assistance to PHI for the resolution of all interoperability issues between ***.
e)	The performance of the *** to meet the acceptance test requirements of Attachment K.
f)

The complete documentation of all work performed by Silver Spring relative to the approval of the design of the network. PHI and Silver Spring will mutually agree on the content, format and delivery of the configuration data.

g)	The complete configuration, documentation and installation of the Silver Spring *** as per Attachment L.

2.1.1.1Silver Spring will submit to PHI a *** (Attachment I) that solicits information that will help define the requirements of the ***.

2.1.1.2Silver Spring will create and provide a *** for communicating with PHI’s third-party ***, in adherence with PHI’s security requirements identified in Attachment G. This *** will be a *** schematic that will establish the ***. Silver Spring will inform PHI at the earliest opportunity of any required design data or metrics that are not in its possession prior to providing the design. Silver Spring and PHI will review a draft of the reference design during a 1/2-day workshop at PHI’s office, with a copy of the draft design being provided to PHI at least 10 business days prior to the scheduled workshop date. Following PHI’s review of the draft, Silver Spring will incorporate applicable comments into a final ***.

2.1.1.3Using the final ***, PHI will create and provide an Initial *** for a total of *** as defined in Task 2.1.1.8. This initial design will then be reviewed and approved by Silver Spring. Silver Spring will have the responsibility of ensuring that the Final *** includes the following:

a.	A count of the *** required.
b.	Any Silver Spring *** previously *** for AMI purposes, that could be *** will be considered. Design preference for any new *** locations will be given first to ***.
c.	A preliminary count of additional *** required for the operation of the proposed ***.
d.	Consideration towards meeting the objective of ***.
e.	Consideration shall be given in the design of the need to provide for***.

2.1.1.4Silver Spring will review and approve PHI’s initial design that takes into consideration the location of PHI’s third-party *** devices and factors that may affect the effectiveness of *** in those areas (e.g., topography, foliage, man-made obstructions, etc.). To assist Silver Spring in this review and approval, PHI will supply to Silver Spring a brief description defining the terrain and clutter characteristics of each scheme detailing potential challenges to the ***. PHI’s initial design will confirm the design locations of ***. PHI will provide this to Silver Spring in a table of lat/long coordinates. The need for additional *** will be determined when Silver Spring reviews, approves and prepares the Final ***.

2.1.1.5PHI will use *** in conjunction with *** until *** capabilities are available. *** coverage will be investigated during the site survey at pole locations deemed desirable for additional ***.

2.1.1.6To the extent PHI wishes to obtain approval from SSN for the use of a new third-party *** with an integrated ***, Silver Spring will provide information and guidance on such efforts within four weeks from the point in time where all SSN and third-party equipment are either with SSN or the Third Party for testing.

2.1.1.7Should Silver Spring in its review of PHI’s initial *** determine the need for additional ***, Silver Spring will perform a site survey and provide type and geographic coordinates of all recommended additional ***. PHI will review and approve the locations and Silver Spring will incorporate any recommended changes to yield a Final ***. It is understood that this provision is intended to apply only to additional *** and shall not impact Silver Spring’s obligations under the Master Agreement.

2.1.1.8Following successful acceptance testing, SSN will, using data provided by PHI, compile an as-built data spreadsheet, listing pertinent information about the location of each ***, including but not limited to GPS coordinates, *** any other relevant site-specific information that Silver Spring may reasonably request.

2.1.1.9 The scope of this Statement of Work includes the review by SSN of PHI initial *** following installation of the *** associated with the following ***.

A.	***
B.	***
C.	***
D.	***

SSN Rev 4- 051611	Page 5 of 15	Silver Spring Confidential

E.	***
F.	***
G.	***
H.	***
I.	***
J.	***
K.	***
L.	***
M.	***
N.	***
O.	***
P.	***
Q.	***
2.1.2	PHI Responsibilities. PHI will perform each of the following tasks.

2.1.2.1Provide the initial *** for the schemes defined in 2.1.1.8 to SSN. These designs will be accompanied by a brief description of the terrain and clutter associated with each scheme. PHI terrain and clutter descriptions in no way absolve Silver Spring of its responsibility to provide a fully functional *** conforming to the specifications.

2.1.2.2 Supply an accurate list of all of the third-party *** to be controlled, and any documents, maps or other such material that depict location (and height, if available) of devices, as well ***. (Attachments B, C, D)

2.1.2.3	For each third party ***, PHI will provide the following information in response to the ***, which Silver Spring will provide to PHI:
a.	The type, manufacturer, and model number of the third-party *** device.
b.	The desired physical connectivity to the *** and the ***.
c.	The lat/long coordinates and, if possible, the street address corresponding to the location of the device and its estimated height.
d.	Any expected *** (e.g., if the *** is located in an underground vault),
e.	The connectivity requirements, ***.
f.	The specifications, protocols, and type of *** or other controlling software and hardware for which communications will be routed through the ***.
g.	For each device type, the communication requirements::
o	***?
o	***?
o	***.
h.	Details regarding how PHI intends to manage the ***.
i.	***.

1 During the initial phases of deployment (i.e., first 12 months), PHI will deploy all *** *** through the use of serial communications. Once application layer encryption can be resolved with the EMS and RTU vendors, PHI will deploy all communications to field devices through Ethernet Communications.

SSN Rev 4- 051611	Page 6 of 15	Silver Spring Confidential

2.1.2.4	For the proposed system, provide the following:
a.	A functional block diagram of the desired *** and any ***.
b.	***.
c.	Information on any third-party *** certification requirements.
d.	PHI rules, regulations or guidance regarding the mounting of antennas and any other placement or installation requirements that will affect installation of ***.

2.1.2.5Review and approve any additional installation locations recommended by SSN.

2.1.2.6Secure and pay for all internal and external approvals, improvements, and/or modifications for attachment of any Equipment, including local construction permits, franchises, licenses, or other fees, including for the additional locations noted in Task 2.1.1.6. (***.)

2.1.2.7Provide the necessary power for Equipment at any given location.

2.1.2.8If necessary for installing ***, PHI will consider replacing existing poles with taller poles when possible to enhance *** at the request of Silver Spring.

2.1.2.9Upon PHI’s acceptance of Silver Spring’s results from their design review, PHI will build/extend its ***, or extend through a lease, services necessary to provide *** consistent with the ***. PHI will ensure that all *** are installed and maintained in accordance with PHI’s specifications, including establishing the necessary***.

2.1.2.10PHI will facilitate any communications necessary between SSN and PHI’s ***. SSN will communicate to PHI any proposed operational changes for PHI’s review. Upon approval, PHI will work with the *** to make necessary changes.

2.1.2.11PHI will, if needed, contract with and manage any Equipment deployment contractors. PHI will confirm that its contractors adhere to PHI-provided specifications for installing Equipment to assure successful building of the ***.

2.1.3	Assumption. Only one logical network reference design is assumed as part of thisscope of work. However, the schemes listed in Task 2.1.1.8 are subject to change based on PHI’s System Planning needs.
2.2	Field Deployment Support
2.2.1	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:

2.1.2.1Train PHI personnel and contractors on the specific aspects of configuring, installing and troubleshooting Silver Spring Network Devices. Aggregate training time for field will be no longer than ***.

2.1.2.2Perform a field audit of the *** and the *** installations of one deployed Scheme in each PHI region, for a total of four Schemes, to evaluate the quality of work and train PHI to perform field audits for subsequently deployed Schemes. The four Schemes to be field audited are:

•	***
•	***
•	***
•	***

2.2.1.3For the Schemes referred to in 2.2.1.2, SSN will provide the following in-field deployment support for ***:

a.	Provide in-field assistance with *** configuration prior to installation;
b.	Provide in-field direction on installation of ***;
c.	Conduct in-field troubleshooting of installed Equipment according to the following order:
•

If PHI experiences an Equipment issue, PHI will contact the Silver Spring customer support line 888-776-9876 (9am ET - 9pm ET, Monday-Friday, excluding Silver Spring holidays) for remote diagnostics assistance. If the remote diagnostic assistance is unsuccessful, a Silver Spring field technician will accompany a PHI employee within *** of the unsuccessful diagnosis to perform in-field diagnostics.

•

Following the deployment of the Schemes referred to in 2.2.1.2, Silver Spring will provide remote assistance through the customer support line and will provide in-field support as noted above for an additional fee within an agreeable timeframe; provided however, notwithstanding the timeframe agreed to by the parties, Silver Spring will use commercially reasonable efforts to provide in-field support as soon as practicable.

SSN Rev 4- 051611	Page 7 of 15	Silver Spring Confidential

2.2.1.4For the Schemes referred to in 2.2.1.2, SSN will provide the following in-field deployment support for ***:

a.

Conduct a secondary *** survey of a representative sample of installation locations for ***. As a result of such survey, Silver Spring may recommend changes to *** installation instructions and/or the placement of additional or relocation of existing ***, to yield a final network design (“Final ***”) for that area. The Final *** is produced area by area only, as deployment moves from one substation and its associated *** equipment to the next substation and its associated equipment. No final cumulative document will be provided by Silver Spring to PHI, but PHI will have cumulative as-built information to create its own cumulative as-built *** design. Silver Spring will provide a detailed catalogue of the changes implemented in the Final ***.

b.	Provide in-field assistance with *** configuration prior to installation;
c.	Provide in-field advice on installation of ***, including but not limited to adjustments to ***;
d.	Conduct in-field troubleshooting of installed *** according to the following order;
•	If PHI experiences an Equipment issue, PHI will contact the Silver Spring customer support line for remote diagnostics assistance.
•	If the remote diagnostic assistance is unsuccessful, a Silver Spring field technician will accompany a PHI employee within *** of the unsuccessful diagnosis to perform in-field diagnostics.

Following the deployment of the Schemes listed in 2.2.1.2, Silver Spring will provide remote assistance through the customer support line and will provide in-field support as noted above upon for an additional fee within an agreeable timeframe; provided however, notwithstanding the timeframe agreed to by the parties, Silver Spring will use commercially reasonable efforts to provide in-field support as soon as practicable.

2.2.1.5

Silver Spring will provide the following installation, configuration and validation support remotely (i.e., from Silver Spring’s office) for the Schemes listed in 2.2.1.2., and will train PHI to perform the tasks for subsequently deployed Schemes:

a.	Create and load the *** and provide instruction to PHI for the creation and loading of all subsequent ***.
b.	Specify and validate format of the initial set of *** whose devices are loaded into ***.
c.	Create and load *** and provide instruction to PHI for the creation and loading of all subsequent ***.
d.	Assist with device configuration planning whose devices are loaded into ***.
e.	Validate initial connectivity of *** to the *** and train PHI to subsequently perform such validation.
f.	Validate configuration of ***.
g.	Configure *** and other jobs and provide instruction to PHI for the configuration of poll schedules and otherjobs for the devices associated with all subsequent Schemes.
h.	Verify configuration, including verification of *** and provide instruction to PHI to verify devices associated with all subsequent Schemes.
•	Ping all ***
•	Measure achievement of latency objective as defined in paragraph 2.1.1.3 d.
i.	Verify *** and provide instruction to PHI to verify *** associated with all subsequent Schemes
j.	Verify *** availability and provide instruction to PHI to verify *** availability associated with all subsequent Schemes
•	***
•	***
•	***
k.	Work with PHI to verify application *** and provide instruction to PHI to verify application *** associated with all subsequent Schemes
•	Verify *** by verifying that unit is physically connected to correct ***
•	Record ***
l.

Record the as-built configuration and document baseline performance and reliability of the ***; if either performance or reliability is inadequate, provide remediation and provide instruction to PHI to perform this for all subsequent Schemes.

SSN Rev 4- 051611	Page 8 of 15	Silver Spring Confidential

2.2.1.6	Silver Spring will provide training described in 2.2.1.1 to PHI to enable them to test connectivity to all ***.
2.2.1.7	SSN will provide PHI with technical requirements for third party equipment not previously approved by SSN
2.2.2	PHI Responsibilities. PHI will perform each of the following tasks.

Complete all tasks necessary to inventory, warehouse and field test, if necessary, all Equipment.

2.2.2.1	Replace (including supply, removal and installation) any failed Equipment identified by troubleshooting procedures.
2.2.2.2	For connectivity to devices that Silver Spring has not previously approved, PHI must assist Silver Spring in testing device in the lab against the reference design.
2.2.2.3	***.
2.2.2.4	Upon such approvals, relocate or install ***.
2.3	Field Network Installation/Provision of Location Data to SSN
2.3.1

Following PHI guidelines for installation, PHI will install all *** and associated mounting Equipment and provide to SSN properly formatted location files for the installation location of each ***, including GPS coordinates for the Schemes listed in section 2.2.1.2. PHI will point out to Silver Spring any differences between the as-built locations and those in the Final ***. Silver Spring may review and comment on PHI field installation standards (Attachment F), if desired.

2.4	Endpoint Installation.
2.4.1

Following PHI guidelines for installation, PHI will install all *** and associated mounting Equipment, and for the Schemes listed in section 2.2.1.2 provide to SSN properly formatted location import files for the installation location of each ***, including GPS coordinates. PHI will point out to Silver Spring any differences between the as-built locations and those provided in the Final ***. Silver Spring may review and comment on PHI field installation standards, if desired.

2.5	Operation of ***
2.5.1	[intentionally deleted.]
2.5.2	Provided that PHI continues to pay all applicable Fees, Silver Spring will be responsible for its obligations under Task 4, below.

Task 3 - Application Deployment

3.1	*** Deployment
3.1.1

Technology Planning. Before and during Task 3.1.2 ***, Silver Spring and PHI will engage in interactive technology planning sessions that will provide information about the Design/Setup tasks and educate key PHI personnel on Silver Spring technology and practices. Sessions will begin upon execution of this SOW, and will end no more than three (3) months thereafter. These sessions are separate from and in addition to training sessions provided under Task 3.2.

3.1.1.1

PHI will ensure that appropriate PHI staff (or contractors) participate in relevant technology planning sessions, so that they can make appropriate design decisions as an outcome of the technology planning sessions.

3.1.1.2

Subject to discussion with, and input from PHI, Silver Spring will determine, in its reasonable discretion, the number and selection of its participants, but with the intent of Silver Spring providing PHI with the necessary level of expertise. In all, Silver Spring will provide no more than *** total person- hours for technology planning sessions; to the extent the Parties agree that Silver Spring will provide such person-hours, they will be provided on a time and materials basis unless the Parties agree otherwise in writing.

3.1.1.3

Initial *** Assessment. Silver Spring and PHI will jointly review and complete the *** to confirm the size and scope requirements of the deployment (e.g., number, type, configuration of endpoints, and data retention requirements).

3.1.1.4	*** Planning. Silver Spring will lead interactive sessions to:
a.	Provide an overview of Silver Spring technology, end-to-end.
b.	Obtain a detailed joint understanding of PHI's networks ***
c.	Provide a detailed review of Silver Spring ***.
d.	Provide detailed review of Silver Spring’s ***
e.	Assist PHI in identifying ***.

SSN Rev 4- 051611	Page 9 of 15	Silver Spring Confidential

3.1.1.5	Security Planning. Silver Spring will lead interactive sessions to:
a.	Provide an overview of security for the Silver Spring *** solution, and if applicable, review security impact of *** deployment.
b.	Provide detailed sessions on ***.
c.	Review PHI security policies (Attachment G) and confirm that Silver Spring complies with such policies, both from product and *** perspectives.
d.	Determine ***, will connect with the PHI’s data center or corporate network, and appropriate firewall rules.
e.	If available, provide PHI with security test results of all ***, including hardware and software.
3.1.1.6	Collaboration. Silver Spring and PHI will work together to perform each of the following tasks:
a.	Adopt, or modify as agreed in writing, Silver Spring's standard change management process.
b.	Adopt, or modify as agreed in writing, Silver Spring’s standard incident management process.
3.1.2	Design/Setup of *** connections
3.1.2.1	Joint Responsibilities. Silver Spring and PHI will work together to perform each of the following tasks:
a.	Establish a primary ***.
b.	Implement security aspects of the network configuration and setup as agreed upon Task 3.1.1.5.
3.1.2.2	Silver Spring Responsibilities. Silver Spring will perform each of the following tasks:
a.	Fully configure the *** in conformance with PHI needs.
b.	Provide required hardware and software at ***.
c.	Perform end-to-end validation ***.
3.1.2.3	PHI Responsibilities. PHI will perform each of the following tasks:
a.	Establish WAN connectivity between ***.
b.	Provide input regarding the configuration ***.
c.	Confirm that SSN has the ability to access and manage ***.
3.2	Application Training
3.2.1	Silver Spring Responsibilities. Silver Spring will provide training by web conferencing (e.g., WebEx) covering ***

Task 4 - Ongoing Maintenance and Management

Except where additional preconditions are noted below, Silver Spring will provide ongoing maintenance and management tasks if PHI has paid the monthly Fee for Communications SaaS Services for Task 4.3 below with respect to the *** described in this SOW.

4.1

For purposes of this ***, all references in the AMI SOW to the defined terms set forth below will have the alternative meanings set forth below in the context of services for ***. To the extent of a conflict between the terms in this Task 4 and the AMI SOW, the terms in this Task 4 will control:

Phrase in Exhibit L	Proper construction of Phrase in Context of Software Support for ***
“***” ***“***”	“***”
“NAN”	“***”
“Endpoint”	“*** Endpoint”
“*** SOW”	“*** SOW”
Major terms of Exhibit L are summarized in this Task 4.1.

4.2

Software Support. Detailed Software Support terms for customers receiving Communications SaaS or Managed Communications Services are found in Exhibit L to the Master Agreement. Major items are summarized in this Task 4.1. However, Task 4.2.1.1 restricts certain aspects of Software Support for certain device types.

4.2.1

Incident and Defect Management. If PHI has paid the monthly Fee for Communications SaaS, or is a Managed Communications Services customer who is current on Software support services fees relating to this SOW, Silver Spring’s PHI Support personnel will provide Tier 2 support, receiving and responding to reports of problems and service requests

SSN Rev 4- 051611	Page 10 of 15	Silver Spring Confidential

(“Incident Reports”) concerning ***, within the timeframes and in the manner specified in Exhibit L to the Master Agreement. If the root cause of a reported Incident is determined to be an Error, it will be investigated for resolution as set forth in Exhibit L to the Master Agreement.

4.2.1.1

Exclusion from Priority 1 for certain device types. Notwithstanding the terms of Exhibit L to the Master Agreement, Priority 1 classification may not be applied to an incident affecting fewer than *** which perform monitoring functions, including but not limited to faulted circuit indicators, network protectors, and capacitor banks.

4.2.1.2

PHI Support as the Primary Contact. Unless otherwise agreed on a case by case basis, Silver Spring's customer support personnel will be PHI’s primary point of contact regarding all problems and service requests concerning Silver Spring products and services.

4.2.2	Updates. Upon general release, Silver Spring will provide Updates to PHI, in the manner provided for in the Master Agreement and AMI SOW. See Task 4.3.2.1 regarding installation of Updates.
4.3	*** and Management
4.3.1

Generally. Silver Spring will provide ***. Silver Spring will monitor *** from its network operations center (“Network Operations Center”). When an incident triggers an alert, Silver Spring will communicate with PHI as set forth in Exhibit L of the Master Agreement, track the incident, troubleshoot the problem, and escalate to Silver Spring subject matter experts or third party vendors as needed, pursuant to the incident management process established in Task 3.1.1.6.

4.3.1.1

Planned System Changes. For any planned change related to any aspect of the Back Office, Silver Spring will follow the mutually agreed change management process established in Task 3.1.1.6. Such change will be implemented during a Maintenance Window as described in Task 4.3.2, or as the Parties otherwise agree.

4.3.1.2

Urgent System Changes. Silver Spring will attempt to notify PHI by email and phone in advance of any emergency system change (“Urgent System Change”) related to any aspect of ***. However, Silver Spring will execute an Urgent System Change even if no representative of the PHI is reached or responds to such attempted notification before the Urgent System Change commences. In such case, Silver Spring will notify PHI by email and phone  ***.

4.3.2

Silver Spring Maintenance Windows. In accordance with change management procedures established in Task 3.1.1.6, Silver Spring will perform maintenance on *** during maintenance windows (“Maintenance Window”) during times agreed by the parties. Silver Spring must notify PHI of the change and PHI must approve all changes. ***.

4.3.2.1

***. In accordance with the change management procedures established in Task 3.1.1.6, and provided that PHI has paid all applicable Fees, Silver Spring will install any Updates to *** as a planned System Change during maintenance window periods pursuant to Task 4.3.1.1. *** will not be available during the Update installation. Silver Spring must notify PHI of the change and PHI must approve all changes.

4.3.3

Front-haul Connectivity. Each Party shall pay its expenses associated with Internet connectivity at its location, and shall provide ongoing monitoring and management of the ***, pursuant to Task 3.1.2.1.a. PHI will use this ***. Any additional *** that PHI may require can be configured or installed and maintained at PHI's additional expense. PHI will monitor and maintain any ***, pursuant to Task 3.1.2.a.

4.4	Monitoring and Management of the ***
4.4.1	Silver Spring Responsibilities.
4.4.1.1	General.
a.

Planned System Changes. For any planned System Change related to any aspect of monitoring and management of the *** described in this Task, Silver Spring will follow the mutually agreed change management process referenced in Task 3.1.1.6. Such change will be implemented during a Maintenance Window, or as the Parties otherwise agree.

b.

Urgent System Changes. Silver Spring will attempt to notify PHI by email and phone in advance of any emergency system change (“Urgent System Change”) regarding the ***. However, Silver Spring will execute an Urgent System Change even if no representative of the PHI is reached or responds to such attempted notification before the Urgent System Change commences; in such case, Silver Spring will notify PHI by email and phone ***.

4.4.1.2

Remote vs. In-Field Actions by Silver Spring. Silver Spring will perform its administration, monitoring and investigations (as detailed in Tasks 4.4.1.3 - 4.4.1.7.) remotely, from its ***. At PHI’s request, Silver Spring resources can be made available onsite at PHI’s facilities or in the field as mutually scheduled for an additional fee; however, Silver Spring resources are available in-field ***, as described in Task 2.2.1.3.

4.4.1.3

*** Support. Regarding incidents involving *** that fail to initialize or that transition to an unreachable state within the Production environment of ***, Silver Spring will initiate investigation (remotely) of any issue that affects a *** provided

SSN Rev 4- 051611	Page 11 of 15	Silver Spring Confidential

that (a) ***, or (b) the issue is clearly caused by a systemic problem (architectural, engineering, software, product design, etc). In either case, Silver Spring will liaise with PHI, as necessary.
4.4.1.4

***. Silver Spring will provide management of ***, including configuration management as well as the gathering and analyzing of network statistics and trends. Silver Spring will monitor the availability and performance of such *** 24x7. When an incident (including but not limited to the unavailability of a *** or another connectivity problem) triggers an alert, Silver Spring will communicate with PHI as set forth in Exhibit L of the Master Agreement, track the incident, troubleshoot the problem, and escalate to Silver Spring subject matter experts or third party vendors as needed, pursuant to the Incident management process established in Task 3.1.1.6. As necessary, Silver Spring will escalate to PHI for further in-field investigation or to the ***, as permitted by the Letter of Agency submitted by PHI pursuant to Task 0.

4.4.1.5

***. Silver Spring will monitor the *** from the *** to the *** 24x7, alert PHI promptly regarding any Incident affecting the ***, and follow up with the *** provider(s) as necessary regarding the resolution of such Incidents, as permitted by the Letter of Agency submitted by PHI pursuant to Task 0.

4.4.1.6

*** Circuit. Each Party shall pay its expenses associated with Internet connectivity at its location. PHI will maintain and pay for a *** from the ***. On a 24x7 basis, Silver Spring will monitor the availability of the *** from the ***, which is used to carry traffic between the *** and ***. Silver Spring will provide ongoing monitoring and management of the *** equipment, If PHI chooses to establish and employ a dedicated telecommunications circuit for *** in lieu of or in addition to ***, PHI will maintain that connection at PHI's expense and Silver Spring will monitor that connection.

4.4.1.7

***. In accordance with the change management procedures established in Task 3.1.1.6, and provided that PHI has paid all applicable Fees, Silver Spring will install ***, as a planned system change pursuant to Task 4.4.1.1.a. Equipment receiving a *** will be unavailable during the final step of the ***. Silver Spring must notify PHI of the change and PHI must approve all changes.

4.4.2	PHI Responsibilities.
4.4.2.1	In-field Investigations. PHI will perform all in-field investigations of the***. Requests for in-field investigations by Silver Spring will be handled pursuant to Task 4.4.1.2.
4.4.2.2

** Management. PHI will pay for the services of the *** and the ***. If reasonably requested by Silver Spring or as the Parties otherwise agree, PHI will work directly with the *** to investigate and resolve *** service incidents.

4.4.2.3

Equipment Replacement. After in-field investigation or upon Silver Spring's recommendation, PHI will promptly remove Equipment experiencing problems and promptly replace such Equipment using the inventory of spare Equipment Silver Spring recommends in the Equipment section of this SOW. PHI shall seek the replacement of all uninstalled Equipment using Silver Spring’s then-current ***. PHI is also responsible for configuration of replacement Equipment and any other Equipment configuration modifications required as a result of Equipment replacement.

4.5	Business *** Monitoring and Management
4.5.1

*** Targets. With respect to***, Silver Spring will be obligated to provide PHI *** that are equivalent to the *** set forth in the section entitled *** of Exhibit L to the Master Agreement (“***”). Subject to the procedures described in Tasks 4.5.2 and 4.5.3, and subject to the terms of the ***, Silver Spring will provide *** to PHI in accordance with the *** Section if Silver Spring fails to meet the *** specified. EXCEPT AS EXPRESSLY PROVIDED IN THIS SOW, *** SHALL BE PHI’S SOLE AND EXCLUSIVE REMEDY FOR SILVER SPRING’S FAILURE TO MEET ***. NOTHING HEREIN LIMITS PHI'S RIGHT TO EXERCISE AVAILABLE REMEDIES TO ENFORCE ITS RIGHTS UNDER THIS SECTION 4.5.1 OR TO SEEK ALTERNATIVE REMEDIES (INCLUDING EXERCISING ITS RIGHTS UNDER SECTION 20 OF THE MASTER AGREEMENT) IN THE EVENT THAT SILVER SPRING DOES NOT MAKE GOOD ON ITS OBLIGATION ***.

4.5.2

Reporting. Silver Spring will measure and report *** on a monthly basis, each calendar month.  That report will list performance against all *** in the prior month and an estimate of any ***. Following each such report, Silver Spring and PHI will discuss such performance and the extent to which the estimated *** either are appropriate or should be modified due to circumstances not captured by the reporting methodology. Upon agreement concerning ***, such ***.

4.5.3	Exclusions.
4.5.3.1

Maintenance Windows and System Changes. In addition to the Exclusions set forth in the last bullet of the *** during (i) any Maintenance Window that is used and is the source of the performance failure ***, (ii) an Urgent System Change that occurs at a time when *** is otherwise operational, or (iii) the installation of *** returns to normal operating ranges.

4.5.3.2

Inconclusive Analyses. Silver Spring will conduct root cause analyses of *** to the extent that such analyses can be conducted remotely and do not require a field visit. If the Parties agree that circumstances outside Silver Spring’s control caused the ***, PHI shall not be entitled to a ***.

SSN Rev 4- 051611	Page 12 of 15	Silver Spring Confidential

4.6	Other Tasks and Provisions regarding Ongoing Maintenance and Management
4.6.1

Change in Service. Upon prior written notice to PHI, and provided that the basic functionality and quality of the services provided by Silver Spring under Task 4 will not diminish, Silver Spring has the right to change or modify the manner in which Silver Spring offers or delivers such services.

4.6.2

Maintaining Current Location Data. If the Parties agree that PHI is responsible for installation of ***, PHI shall maintain the most current location information for all such devices, including latitude, longitude, and the street address.

Attachments

A – Pricing

B – PHI Priority ***

C – ***

D – ***

E– ***

F – ***

G – PHI Security Requirements

H – Roles and Responsibilities Matrix (to be completed jointly by the Parties during the Project)

I – ***

J – Logical Network Design Description (to be completed by Silver Spring during the Project)

K – Acceptance Testing (to be completed jointly by the Parties during the Project)

L – Software Licensed by PHI

[End]

SSN Rev 4- 051611	Page 13 of 15	Silver Spring Confidential

Attachment A to *** SOW

Pricing

[See Attached.]

Statement of Work #***1 Pricing	Page 1 of 5	SSN - PHI Confidential

SSN–PHI Statement of Work #*** *** PRICING

Pricing: ***

1. Professional Services

Professional Services
Item	Description	Catalog Number	Total ($USD)	Billing Schedule
***	• *** • *** • ***	***	***	***
***	• ***: • *** • *** • *** • ***	***	***	***
***	• *** • ***	***	***	***
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Statement of Work #***1 Pricing	Page 2 of 5	SSN - PHI Confidential

Professional Services
Item	Description	Catalog Number	Total ($USD)	Billing Schedule
***	***
***	***
***	***
***	***
***	• *** • ***	***	***	***
***	• *** • *** • *** • *** • ***	***	***	***

Statement of Work #***1 Pricing	Page 3 of 5	SSN - PHI Confidential

	***		***
	***		***
	***		***
	***		***
	***		***	***
***	• ***	***	***	***
***	• *** • ***	*** ***	***	***
***	• ***	***	***	***
***	• *** • *** • ***	***	***	***
***	• *** • *** • ***	***	***	***

Statement of Work #***1 Pricing	Page 4 of 5	SSN - PHI Confidential

	***		***	***
	***		***	***
	***		***	***
	***		***	***
***	• *** • ***	***	***	***
***	• ***	***	***	***
***	• ***	***	***	***
***	• ***	***	***	***

***.

***.

***.

Statement of Work #***1 Pricing	Page 5 of 5	SSN - PHI Confidential

2.	Task 4.3 ***

Production Environment
***	***	***	***	Comments
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***.

***.

***.

Test Environment
***	***	Qty	Price/Unit($USD)	Comments
***	***	***	***	***

***.

***.

***.

Statement of Work #***1 Pricing	Page 6 of 5	SSN - PHI Confidential

Attachment B to ***

***

[See Attached]

SSN Rev 4- 051611	Silver Spring Confidential

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Attachment C to ***

***

[ See Attached.]

SSN Rev 4- 051611	Silver Spring Confidential

MD

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Attachment D to ***

***

[See Attached.]

SSN Rev 4- 051611	Silver Spring Confidential

Install Type	Substation	Feeder	Pole Number	Designation	Longitude	Latitude
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Install Type	Substation	Feeder	Pole Number	Designation	Longitude	Latitude
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Install Type	Substation	Feeder	Pole Number	Designation	Longitude	Latitude
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Attachment G to ***

PHI Security Requirements

[See Attached.]

SSN Rev 4- 051611	Silver Spring Confidential

Attachment G

PHI Security and Interoperability Requirements

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1

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2

Pole No.	Latitude	Longitude	Controller	Existing Equipment	Tie Feeder (for Open Switches)	Recommended Action
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Substation	Feeder No.		Pole No.	Latitude		Longitude		Controller		Existing Equipment
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Latitude		Longitude		Pole No.		Controller		Recommended Action
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Table 3

Capacitor Control and Switched Bank Installations

Atlantic City Electric Region

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SC Oct 21 2008

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SC Oct 21 2008

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SC Oct 21 2008

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SC Oct 21 2008

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SC Oct 21 2008

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SC Oct 21 2008

Table 1

ASR Field Device Installations

Atlantic City Electric Region

List of switching devices which need to be installed or upgraded in the ASR Scheme

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SC Oct 21 2008

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SC Oct 21 2008

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SC Oct 21 2008

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SC Oct 21 2008

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Table 1

ASR Field Device Installations

NCRO Electric Region

List of switching devices which need to be installed or upgraded in the ASR Implementation

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												***	***
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	***	***	***		***	***	***	***	***	***					***
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	***	***	***		***	***	***	***	***	***					***
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TABLE Vll

URD Fault Detector Installations

Pepco Maryland Jurisdiction

Final Issue

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Attachment E to ***

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(to be completed Jointly by the Parties during the Project)

SSN Rev 4- 051611	Silver Spring Confidential

Attachment F to ***

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[See Attached.]

SSN Rev 4- 051611	Silver Spring Confidential

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Attachment H to ***SOW

Roles and Responsibilities Matrix

(to be completed jointly by the Parties during the Project)

SSN Rev 4- 051611	Silver Spring Confidential

Attachment I to ***

***

[See Attached.]

SSN Rev 4- 051611	Silver Spring Confidential

Attachment J to ***SOW

Logical Network Design Description

(to be completed by Silver Spring during the Project)

SSN Rev 4- 051611	Silver Spring Confidential

Attachment K to ***SOW

Acceptance Testing

(to be completed jointly by the Parties during the Project)

SSN Rev 4- 051611	Silver Spring Confidential

Attachment L to ***

Software Licensed by PHI under ***

The following Products and operating environments are licensed to PHI under the terms of the Master Agreement.

Environments: For each operating environment, the Parties will check the cell in Table 1 below for a particular Product if Silver Spring is to install that Software module in the specified environment. Silver Spring will provide Communications SaaS as described in Task 4 of this SOW, for each environment for the term listed in Table 1.The term is further described in the next section of this Attachment.

Table 1: Basic Setup Information for Each *** Environment

Env’t / Solution Services
	Software Product:	Availability requested by PHI	Term**
		(X wks after	(Y months after
Environments:	***	SOW S.D.*)	Availability begins)
***	***	***	***
***	***	***	***

*	SOW S.D. = SOW signature date, which is the SOW Effective Date. Numbers shown reflect the time Silver Spring requires to set up environments, since work will only start after this SOW’S execution.
**

Solution Services begins upon the availability of the environment, and at the end of the term noted, may be renewed or terminated (see next section for fuller description). For temporary environments, the term should be noted with an estimated term (e.g., “est. 12” for a one-year term).

Term of Solution Services (Communications SaaS)

When PHI confirms application reachability and access/authorization functionality for an environment listed in Table 1, that environment will be deemed available. Upon availability of such environment, Silver Spring will provide Communications SaaS for that environment for the term listed in Table 1.

For each environment, the date listed for availability in Table 1 is a target, and the Parties will work cooperatively to finalize the date with reasonable notice. Upon the expiration of the term, the Parties will renew or terminate the Solution Services supporting that environment pursuant to Sections 3.2 and 18 of the Master Agreement.

If PHI intends for an environment to be temporary, the termination date in Table 1 is noted as an estimate, and the Parties will work cooperatively to finalize the date reasonably in advance.

If hosting services are not renewed for any environment(s), Silver Spring reserves the right to reassign relevant Equipment and staffing.

Resolution & Response Time to all incidents are defined in Addendum 2 -- PHI Exhibit L FAT Hosting Agreement.

SSN Rev 4- 051611	Silver Spring Confidential

Addendum Number Seven to

PHI Service Company-Silver Spring Networks

Terms and Conditions for

Supply and Installation of Smart Grid System

This Addendum Number Seven (“Addendum”) to the PHI SERVICE COMPANY - SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) revises Exhibit B to the Contract.

Addendum Effective date: February 14, 2012

Except as otherwise defined, the capitalized terms herein shall have the same meaning as such terms in the Contract.

For ease in reference, except as specifically set out below, where a provision of the SOW has been modified, the original provision is identified below as “Original Section.” Except as specifically set out below, such provision is hereby deleted in its entirety and replaced by the provision identified as the “Revised Section.” Except as modified below, the terms and conditions of the SOW shall remain in full force and effect.

1.1.3.	Product/Service Strategy ***
(a)	Section 1.1.3.3

Original Section 1.1.3.3. Provision of high-end commercial module by Q3 2009.

Revised Section 1.1.3.3. Provision of high-end commercial module by January, 2011 and specifically for a *** by end of Q2, 2012.

(b)	Section 1.1.3.5

Original Section 1.1.3.5. Ability of ***.

Revised Section 1.1.3.5. *** by Q4 2012.

(c)	Section 1.1.3.6.

Original Section 1.1.3.6. The AMI System supports the ability to detect a *** from a PHI owned device and communicate the changing of state with the next scheduled transmission.

Revised Section 1.1.3.6. The AMI System supports the ability to detect a *** device and communicate the changing of state with the next scheduled transmission. SSN will work with PHI to configure this ability with any future similar devices.

Addendum No. Seven	PHI and SSN Confidential

Addendum Number Seven to

PHI Service Company-Silver Spring Networks

Terms and Conditions for

Supply and Installation of Smart Grid System

This Addendum Number Seven (“Addendum”) to the PHI SERVICE COMPANY - SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) revises Exhibit B to the Contract.

Addendum Effective date: February 14, 2012

Except as otherwise defined, the capitalized terms herein shall have the same meaning as such terms in the Contract.

For ease in reference, except as specifically set out below, where a provision of the SOW has been modified, the original provision is identified below as “Original Section.” Except as specifically set out below, such provision is hereby deleted in its entirety and replaced by the provision identified as the “Revised Section.” Except as modified below, the terms and conditions of the SOW shall remain in full force and effect.

1.1.3.	Product/Service Strategy ***
(a)	Section 1.1.3.3

***

***

(b)	Section 1.1.3.5

***

***

(c)	Section 1.1.3.6.

***

***

2.10	Approach, Methodology, and Capacity to Deliver - ***

Section 2.10

Original Section 2.10. AMI System Deployment Period - Delaware. SSN will deploy a fully operational AMI solution in the Delmarva Power & Light (DPL) - Delaware. Deployment of approximately ***

Revised Section 2.10. AMI System Deployment Period – Delaware. SSN will deploy a fully operational AMI solution in the Delmarva Power & Light (DPL) - Delaware, which shall consist of the deployment of approximately ***.

3.1.11	AMI System Information Specifications - Power Outage Detection and Notification
(a)	Section 3.1.11.5

Original Section 3.1.11.5. Outage Detection Mode. SSN will implement in the UIQ Outage Detection System module the capability to activate or deactivate automatic polling of endpoints for the purpose of determining the extent of an outage from ODS based upon the receipt of last gasp messages by the end of Q1 2010. This capability will be implemented in such a way that it can be enabled or disabled from automatic operation and it will be made available to PHI.

Revised Section 3.1.11.5. Outage Detection Mode. SSN will in the UIQ Outage Detection System module provide the ***.

(b)	***
3.2.1	AMI System Information Specifications ***
(a)	Section 3.2.1.

Addendum No. Seven	PHI and SSN Confidential

Original Section 3.2.1. Gas days are defined as 24-hour periods from 10 AM Eastern Prevailing Time of one day to 10 AM Eastern Prevailing Time of the subsequent day. All data requirements will deliver complete gas day data, *** and export the anchor register read along with the interval data to IEE.

Revised Section 3.2.1. Gas days are defined as 24-hour periods from 12:00 AM Eastern Prevailing Time of one day to 11:59:59 PM Eastern Prevailing Time of the subsequent day. All data requirements will deliver complete gas day data, *** and export the anchor register read along with the interval data to IEE.

3.2.4	AMI System Information Specifications *** Corrected Consumption
(a)	Section 3.2.4.2.

Original Section 3.2.4.2. The SSN IMU is Interoperable with gas compensation devices that expose a Form A or Form C relay output or with devices that emit an electronic pulse.

Revised Section 3.2.4.1. The SSN IMU is interoperable with gas compensation devices that expose a Form A or Form C relay output or with devices that emit an electronic pulse. ***

(b)	Section 3.2.4.3.

Original Section 3.2.4.3. The SSN IMU supports register reading ***.

Revised Section 3.2.4.3. The SSN IMU supports register reading.

3.2.5	AMI System Information Specifications *** Uncorrected Consumption
(a)	Section 3.2.5.2.

Original Section 3.2.5.2 The SSN IMU is interoperable with gas compensation devices that expose a Form A or Form C relay output or with devices that emit an electronic pulse.

Revised Section 3.2.5.2 The SSN IMU is interoperable with gas compensation devices that expose a Form A or Form C relay output or with devices that emit an electronic pulse ***.

(b)	Section 3.2.5.3.

Original Section 3.2.5.3. The SSN IMU supports register reading ***.

Revised Section 3.2.5.3. The SSN IMU supports register reading.

3.2.6	AMI System Information Specifications *** Gas Pressure
(a)	Section 3.2.6.1.

Original Section 3.2.6.1. The system will provide the capabilities of monitoring and reporting meter Inlet-side gas static pressures by ***.

Revised Section 3.2.6.1. The system will provide the capabilities of monitoring and reporting *** by end of ***.

(b)	Section 3.2.6.2.

Original Section 3.2.6.2. The system will provide the ability to detect, date and time stamp *** events ***.

Revised Section 3.2.6.2. The system will provide the ability to detect, date and time stamp*** events ***.  SSN will work with PHI to configure this ability with any future similar devices. Support for any other such devices requested by PHI will require additional development and test time.

(c)	Section 3.2.6.3

Original Section 3.2.6.3. The system will support on event and daily the delivery of gas pressures and *** events.

Revised Section 3.2.6.3. The system will provide the capabilities of *** PHI to configure this ability with any future similar devices. Support for any other such devices requested by PHI will require additional development and test time.

(d)	Section 3.2.6.4

Addendum No. Seven	4 of 14	PHI and SSN Confidential

Original Section 3.2.6.4. Configurability. The system will support remote configurability of event delivery frequency and of event threshold values. ***

Revised Section 3.2.6.4 Configurability. The system will support remote configurability of event delivery frequency ***.

3.2.7	AMI System Information Specifications *** Revenue Integrity Monitoring
(a)	Section 3.2.7.2

Original Section 3.2.7.2.***.

Revised Section 3.2.7.2.***.

(b)	Section 3.2.7.4

Original Section 3.2.7.4. Battery Alarm. The Gas IMU detects imminent battery failure.  ***.

Revised Section 3.2.7.4. Battery Alarm. The Gas IMU will detect imminent battery ***.

(c)	Section 3.2.7.5

Original Section 3.2.7.5 High/Low Flow Alarm. The Gas IMU detects remotely configurable high and low flow conditions and detects instrumentation alarms from gas correctors.  ***.

Revised Section 3.2.7.5 *** Alarm. The Gas IMU detects remotely configurable *** conditions and detects instrumentation alarms from gas correctors. ***.

(d)	Section 3.2.7.7

Original Section 3.2.7.7 ***.

Revised Section 3.2.7.7 ***.

(e)	Section 3.2.7.8

Original Section 3.2.7.8. Runaway or peak usage detection. The Gas IMU detects a Runaway or Peak Usage condition for individual meters. A runaway meter rate can be ***.

Revised Section 3.2.7.8. Runaway or peak usage detection. The Gas IMU detects a Runaway or Peak Usage condition for individual meters. A runaway meter rate can be configured ***.

(f)	Section 3.2.7.9

Original Section 3.2.7.9. ***.

Revised Section 3.2.7.9. ***.

(g)	Section 3.2.7.11

Original Section 3.2.7.11. Configurability. The system changes monitoring properties and event reporting thresholds by individual IMU, or batch of IMUs, remotely. ***.

Revised Section 3.2.7.11. Configurability. ***.

3.3 AMI System Information Specifications Home Area Network (HAN) and Demand Response

(a)	Section 3.3.3.

Original Section 3.3.3. ***.

Revised Section 3.3.3. ***.

(b)	Section 3.3.5

Original Section 3.3.5 SSN will work with partners to jointly deliver a solution for range extenders or repeaters and ***.

Revised Section 3.3.5. ***.

c)	Section 3.3.7.

Addendum No. Seven	5 of 14	PHI and SSN Confidential

Original Section 3.3.7 Message success. The solution provides *** success rate for ZigBee Pro communications with a HAN and/or DR device compliant with ZigBee Pro Smart Energy Profile.

Revised Section 3.3.7 Message Success. *** of the messages will be successfully sent from ***.

d)	Section 3.3.7.1.

Original Section 3.3.7.1 Messages sent from UIQ provide confirmation on message delivery and receipt by a HAN or DR device.

Revised Section 3.3.7.1 Messages sent from UIQ provide confirmation on message delivery and receipt by a HAN or DR device, ***>

e)	Section 3.3.10.

Original Section 3.3.10. *** support firmware upgrades to HAN devices via the Firmware Upgrader within UtilityIQ. The system will support firmware upgrade of HAN devices conformant with the ZigBee Pro Smart Energy Profile standard for such ***.

Revised Section 3.3.10. *** support firmware upgrades to *** HAN devices ***.

***

3.4	AMI System Information Specifications. ***

Section 3.4.4

Original Section 3.4.4.2. The system is capable of providing pre-pay customers with notice of when pre-pay credit is expected to be exhausted.

Revised Section 3.4.4.2. ***

4.2.3	AMI System Specifications System Engineering Upgrade Capability
(a)	Section 4.2.3.1

Original Section 4.2.3.1. All devices in the system, including but not limited to relays, access points and end-point devices such as NICs, Gas IMUs, and eBridges, are capable of remote and on-site software and firmware upgrades via UtilityIQ without service interruption. Capability for remote meter firmware upgrade will be made available *** support firmware upgrades to HAN devices via the Firmware Upgrader within UtilityIQ. ***.

Revised Section 4.2.3.1. All devices in the system, including but not limited to relays, access points and end-point devices such as NICs, Gas IMUs, and eBridges, are capable of remote and on-site software and firmware upgrades via UtilityIQ without service interruption. Capability for remote meter firmware upgrade will be made available ***. *** support firmware upgrades ***.

***.

(b)	Section 4.2.3.1.1

***

4.2.4	AMI System Specifications System Engineering Scalability

Section 4.2.4.1

Original Section 4.2.4.1. ***.

Revised Section 4.2.4.1. ***.

4.3	AMI System Specifications System Management
(a)	Section 4.3.2

Original 4.3.2. Tools. Relays, access points and end-point devices such as NICs, and eBridges, are configured and upgraded on-site via the Communications Analysis Test Tool application run on a laptop connected to the FSU (Field

Addendum No. Seven	6 of 14	PHI and SSN Confidential

Service Unit), Gas IMUs are configured using a handheld device or laptop which also uses the FSU. The electric meters selected by PHI are configured and upgraded on-site using the tools provided by the meter manufacturer, ***.

Revised 4.3.2. Tools. Relays, access points and end-point devices such as NICs, and eBridges, are configured and upgraded on-site via the Communications Analysis Test Tool application run on a laptop connected to the FSU (Field Service Unit). Gas IMUs are configured using a handheld device or laptop which also uses the FSU. The electric meters selected by PHI are configured and upgraded on-site using the tools provided by the meter manufacturer. ***.

(d)	Section 4.3.3.5

Original Section 4.3.3.5 The system will report battery operation ***.

Revised Section 4.3.3.5 The system will, ***.

(e)	Section 4.3.4.5. ***.
4.5	AMI System Specifications System and Data Security
(a)	Section 4.5.7

Original Section 4.5.7. Intrusion Detection. ***.

Revised Section 4.5.7. Intrusion Detection.  ***.

(b)	Section 4.5.9

Original Section 4.5.9 Virus Protection. ***.

Revised Section 4.5.9 ***.

5.10	AMI Network Communications Equipment Specifications Time Synchronization

Section 5.10.2

Original Section 5.10.2. When time is synchronized at the NIC or Gas IMU, ***.

Revised Section 5.10.2. When time is synchronized at the NIC or Gas IMU, ***.

5.12 AMI Network Communications Equipment Specifications .Operations and Maintenance

Section 5.12.9

Original Section 5.12.9. A history log of all network device access ***.

Revised Section 5.12.9. ***.

6.2.4 End Point Specifications ***.

Section 6.2.4.2. The table in Section 6.2.4.2 is hereby replaced in its entirety with the following table:

MTR MANUFACTURER	METER DESCRIPTION	METER CAPACITY	RFP TOTAL	Revised TOTAL	SSN Availability
***	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

Addendum No. Seven	7 of 14	PHI and SSN Confidential

	***	***	***	***	***
***	***	***	***		***
	***	***	***		***
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Addendum No. Seven	8 of 14	PHI and SSN Confidential

	***	***	***		***
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***	***	***

CORRECTOR POPULATION
***
***	***	***

***	***	***	***
	***	***	***
	***	***	***

***

Addendum No. Seven	9 of 14	PHI and SSN Confidential

6.2.5	End Point Specifications Gas IMUS Battery
(a)	Section 6.2.5

Original Section 6.2.5 and 6.2.5.1. Battery. SSN’s Gas IMU is rated to operate for following expected number of years based on number of transmits and number of retries per day.

***	***	***
***	***	***
***	***	***
***	***	***

6.2.5.1	***

Revised Section 6.2.5. and 6.2.5.1. Battery. SSN’s Gas IMU is rated to operate for following expected number of years based on number of transmits and number of retries per day.

***	***	***
***	***	***
***	***	***
***	***	***

6.2.5.1	***

For the avoidance of any doubt, Section 6.2.5.2 shall remain “as is” after the revisions contemplated above.

6.2.6	End Point Specifications Gas IMUs ***
(b)	Section 6.2.6

Original Section 6.2.6. ***.

Revised Section 6.2.6. ***.

6.2.7	End Point Specifications Gas IMUs Diagnostics
(c)	Section 6.2.7.1.

Original Section 6.2.7.1. ***.

Revised Section 6.2.7.1. ***.

7.1.3	Head–end System Specifications Current/Future PHI IT Environment

Section 7.1.3.4.

Original Section 7.1.3.4. SSN will release and support by January 1, 2010 on UIQ ODS 4.1 or later version, the Multi Speak compliant ability to integrate with Oracle SPL’s AMI/AMR Interface software application that runs in conjunction with PHI’s Outage Management System - Oracle SPL Network Management System.

Revised Section 7.1.3.4. SSN will work with Oracle to enable UIQ to produce output of last gasp and device restoration data in a format compatible with the Oracle “Smart Grid Gateway”. This will be made available to PHI within six (6) months of the delivery of the Smart Grid Gateway by Oracle.

Addendum No. Seven	10 of 14	PHI and SSN Confidential

7.1.20	Head-end System Specifications Multiple Jurisdictions

Original Section 7.1.20. Multiple Jurisdictions. ***.

Revised Section 7.1.20. Multiple Jurisdictions. ***.

Addendum No. Seven	11 of 14	PHI and SSN Confidential

Effect of this Addendum. All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the Parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law, and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties and may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum to be executed by their duly authorized representatives as of the effective date set forth above.

	PHI SERVICE COMPANY		SILVER SPRING NETWORKS,INC.

By:	/s/ ***	By:	/s/ Don Reeves

Name:	***	Name:	Don Reeves

Title:	VP, Business Transformation	Title:	SVP, Smart Grid Services & Operations
Date:	4-2-12	Date:	3/29/12

Approved by Legal
/s/ ***
***

Addendum No. Seven	12 of 14	PHI and SSN Confidential

ADDENDUM Number Eight to
PHI SERVICE COMPANY – SILVER SPRING
NETWORKS
TERMS AND CONDITIONS FOR
SUPPLY AND INSTALLATION OF
SMART GRID SYSTEM

This Addendum Number Eight (“Addendum”) to the PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) addresses certain issues related to the *** to be deployed by Owner in the ***. Except as otherwise defined, the capitalized terms herein shall have the same meaning as such terms in the Contract.

Addendum Effective date: February 14, 2012

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to the terms set forth in Exhibit 1 to this Addendum in connection with the deployment of ***.

Effect of this Addendum. All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the Parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties and may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

[ Remainder of Page Left Intentionally Blank ]

Addendum No. Eight	1	SSN and PHI Confidential

In Witness Whereof, the Parties have caused this Addendum to be executed by their duly authorized representatives as of the effective date set forth above.

PHI SERVICE COMPANY

By:	/s/ ***

Name:	***

Title:	VP, Business Transformation

Date	2/13/2012

SILVER SPRING NETWORKS, INC.

By:	/s/ Don Reeves

Name:	Don Reeves

Title:	SVP, Smart Grid Services Operation

Date	Feb,22,2012

Approved by Legal:

/s/ ***
***

Addendum No. Eight	2	SSN and PHI Confidential

Exhibit 1

***

In order to address certain adverse impacts experienced by Owner in connection with the deployment of *** prior to the Addendum Effective Date, and certain adverse impacts that Owner may experience in the deployment of *** the Addendum Effective Date, the Parties hereby agree as follows:

1.

To offset any loss, expense or cost incurred by Owner prior to the Addendum Effective Date that was directly caused by a Supplier–caused delay in the deployment of *** pursuant to the SOW (including without limitation, any delay or related loss, expense or cost, resulting from a breach of a Gas *** warranty pursuant to Section 16 of the Contract), Supplier shall pay Owner *** as follows:

a.	*** on or before February 22, 2012; and
b.	*** on or before April 15, 2012.

Payment by Supplier to Owner of the amount specified above shall constitute Owner’s sole and exclusive remedy, and Supplier’s entire liability, for such loss, expense or cost described in this Section 1.

2.

For the period commencing on the Addendum Effective Date and ending on December 31, 2012 (the “Deployment Period”), Supplier shall make available to Owner *** (“Initial Fund”) in accordance with Section 3 below. For the period commencing on January 1, 2013 and ending on June 30, 2013 (the “Post Deployment Period”), Supplier shall make available to Owner *** (the “Subsequent Fund” collectively with the Initial Fund, the “Total Fund”) in accordance with Section 3 below.

3.

During the Deployment Period and Post Deployment Period, Owner may draw upon the Initial Fund or Subsequent Fund, respectively, *** pursuant to the SOW or (ii) a defective *** set forth in Section 16 of the Contract (“Delay or Defect”). In order to draw upon the Initial Fund during the Deployment Period or the Subsequent Fund during the Post Deployment Period, Owner must notify Supplier of the Delay or Defect in writing. For any defective *** that Supplier may be required to repair or replace, Owner must commence an *** in accordance with Section 16.4 of the Contract Upon verification by Supplier of the Delay or Defect Owner may invoice Supplier for the amount of the applicable loss, expense or cost related thereto. Upon Supplier’s request, Owner will make available to Supplier documentation to reasonably evidence the applicable lost, expense or cost. Supplier shall pay such invoice within *** of receipt, and such amount shall be deducted from the Initial Fund or Subsequent Fund, as applicable.

4.

Upon expiry of the Deployment Period, if there is any remaining balance in the Initial Fund, Owner, in its reasonable discretion, may within *** of the expiry of the Deployment Period notify and invoice Supplier for the balance in accordance with Section 3 above, or (ii) notify Supplier that such balance is released from the obligations set forth in this document. If Owner fails to notify Supplier within the *** period of its request for the balance, the balance shall be deemed released to Supplier and from the obligations set forth in this document.

5.

Upon expiry of the Post Deployment Period, in the event that a balance remains in the Subsequent Fund, Owner, in its reasonable discretion, may within *** of the expiry of the Post Deployment Period notify and invoice Supplier for the balance in accordance with Section 3 above, or (ii) notify Supplier that such balance is released from the obligations set forth in this document. If Owner fails to notify Supplier within the *** period of its request for the balance, the balance shall be deemed released to Supplier and from the obligations set forth in this document.

6.

If Owner’s total loss, expenses or costs incurred as a result of Delays or Defects during the Deployment Period and Post Deployment Period exceeds the amount of the Total Fund, Supplier and Owner will use good faith efforts to agree to a reasonable resolution.

7.

The Total Fund and Supplier’s commitment in item 6 above shall constitute Owner’s sole and exclusive remedy, and Supplier’s entire liability, for any loss, expense or cost incurred by Owner during the Deployment Period or Post Deployment Period for any Delay or Defect.

Addendum No. Eight	3	SSN and PHI Confidential

8.

Notwithstanding any contrary term in the Contract (including Section 16.2 thereof), the *** for any *** deployed in the Delaware Segment prior to December 31, 2012 (including each *** deployed prior to the Addendum Effective Date) shall ***.

9.	Unless otherwise directed by *** in writing, all payments to be made by *** pursuant to this Exhibit 1 shall be wired to the following *** account:

Bank Name:	***
City/State:	***
ABA Number:	***
Name:	***
Account Number:	***
Ref Information:

Addendum No. Eight	4	SSN and PHI Confidential

ADDENDUM Number Nine to
PHI SERVICE COMPANY – SILVER SPRING
NETWORKS
TERMS AND CONDITIONS FOR
SUPPLY AND INSTALLATION OF
SMART GRID SYSTEM

This Addendum Number Nine (“Addendum”) to the PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”). Unless otherwise specified herein, all capitalized terms shall have the meaning given in the Contract.

ADDENDUM EFFECTIVE DATE: DECEMBER 9th 2011

NOW, THEREFORE, in consideration of the promises and covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to :(i) Supplier will provide the COP product to Owner as described in the Statement of Work attached hereto and incorporated by reference as Attachment 1, and (ii) amend and restate Section 3.1 of Exhibit C, License Agreement to the Contract as follows:

1. 3.1 Subject to Owner’s compliance with the terms and conditions of this Agreement, Supplier grants to Owner, solely for Owner’s own internal business purposes, a non–exclusive, non–transferable license to (i) use the Software to manage or operate that number of Licensed Devices for which Owner has paid Fees for the Production environment, and (ii) use the Required Manuals in connection with its use of the Software. Owner may make a single copy of the Software exclusively for inactive back–up or archival purposes. Owner may make unlimited copies of the Software for testing and staging purposes provided the total aggregate number of Licensed Devices shall not exceed *** across all testing and staging environments. Owner may make a single copy of the Software for full scale testing purposes provided the number of Licensed Devices shall not exceed the number of Licensed Devices for which the Owner has paid Fees. Supplier shall not be required to provide any support or updates for purposes of the testing and staging environments (including the full scale testing environment). Owner may purchase maintenance and support for the Software used in the testing and staging environments pursuant to Exhibit E to the Contract according to the fees outlined in Exhibit K to the Contract. Owner may make copies of the Required Manuals reasonably needed for the purpose of exercising Owner’s rights under this Section 3.

Effect of this Addendum. All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the Parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties and may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

Addendum No. Nine 8 Dec 2011	1	PHI and SSN Confidential

In Witness Whereof, the Parties have caused this Addendum to be executed by their duly authorized representatives as of the effective date set forth above.

PHI SERVICE COMPANY

By:	/s/ ***

Name:	***

Title:	VP, Business Transformation

Date	12-9-11

SILVER SPRING NETWORKS, INC.

By:	/s/ Eric P Dresselhuys

Name:	Eric P Dresselhuys

Title:	EVP

Date	12-9-11

Approved by Legal:

/s/ ***
***

Addendum No. Nine 8 Dec 2011	2	SSN and PHI Confidential

Attachment 1

SMART GRID PROJECT STATEMENT OF WORK
Statement of Work – PHI *** ***

This Statement of Work (“SOW”) is entered into as of December 9, 2011 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“Silver Spring” or “SSN”) and PHI Service Company (“PHI”) This SOW is subject to the terms of the “PHI Silver Spring Networks Terms and Conditions for Supply and Installation of Smart Grid System” agreement as amended, dated 1/30/2009 between Silver Spring and PHI (the “Master Agreement”). Capitalized terms used but not defined in this SOW have the meaning assigned them in the Master Agreement. In the event that there is a conflict or inconsistency between this SOW and the Master Agreement, the terms of the Master Agreement shall prevail, unless this SOW explicitly states that the particular term in this SOW applies notwithstanding the terms of the Master Agreement.

Definitions

*** means an enhanced security module in the *** suite of applications specifically designed to ***, such *** is properly authorized and *** from ***.

Hardware Security Module “HSM” means the hardware component *** reside on.

High Availability “HA” means *** that are setup in an automatic failover method. UIQ recognizes *** and automatically fails over *** if the *** unavailable.

***

Scope of Work

This SOW describes the deployment, testing, and ongoing operation of the *** modules for PHI. This SOW accounts for the addition of the *** modules for the following environments: *** will be located as indicated in Exhibit 2– “High Level Architecture” Roles and responsibilities of SSN and PHI in regards to the *** are defined in Exhibit 3 – “PHI / SSN *** SOW Roles and Responsibilities” Disaster recovery planning and implementation of a disaster recovery solution is beyond the scope of this SOW. The Parties agree to review Exhibit 3 – “PHI / SSN *** SOW Roles and Responsibilities” to this SOW annually and as required and to negotiate in good faith any changes as appropriate, including any related fees.

Services

Task 1 – Project Management

1.1.	Project Management
1.1.1.

Silver Spring Responsibilities –– Silver Spring will manage the project described in this SOW, including all corresponding Products and Services by its employees and its subcontractors. These Services will include the following activities:

a.	Evaluation, planning, design, build–out, testing, deployment, training and support functions as defined by this SOW.
b.	Ordering of all equipment as per the terms agreed to with PHI. ***, except where PHI determines that it is in their best interest to directly procure the equipment.
c.

Coordinating all Silver Spring activities, including ordering, delivery, installation, deployment and testing of required hardware and software against Purchase Orders. Silver Spring will order *** on behalf of PHI.

d.	Creating, tracking and updating Silver Spring’s project plan and delivery schedule.
e.	Providing weekly status reports that identify project progress, issue’s and outstanding action items.
f.	Attending weekly status meetings and other meetings as agreed to with PHI’s project team to coordinate project activities between Silver Spring and PHI.
g.	Answering general questions from PHI.
1.1.2.	PHI Responsibilities –– PHI will perform each of the following activities:

Addendum No. Nine 8 Dec 2011	3	SSN and PHI Confidential

a.	Supply a Project Manager to coordinate all PHI activities related to the project.
b.	PHI’s Project Manager will work to create efficient paths of communication with Silver Spring, including prioritizing requests made to the Silver Spring team.
c.	Assist with any physical, network, regulatory, and PHI resource requirements specific to the PHI’s datacenter and/or premises, as appropriate.
d.	Assist with any areas where SSN needs input or clarifications specific to this SOW.
e.

PHI to identify all requirements as the related to: vendor access to PHI data center, vendor security training, network design, system configuration, ***, anti–virus, appliance configuration and exception processes.

Task 2 – Field Deployment – There is no Field Deployment related to this project.

Task 3 –Application Deployment

3.1	Detailed Description of Tasks and Milestones
3.1.1.	Plan / Design
a.	Silver Spring will evaluate the defined PHI requirements to ensure the proposed solution will meet the defined requirements. Note: the preliminary high level architecture is provided in Exhibit 2.
b.	PHI will formally accept the proposed solution prior to Silver Spring proceeding with the activities of paragraph 3.1.2 below.
c.	Silver Spring will develop a project plan and review high level milestones with PHI for agreement.
d.	Silver Spring will define project prerequisites and confirm delivery dates.
e.	Silver Spring will schedule and lead a kick off meeting to review high level project plan and milestones with PHI.
f.	PHI will formally accept the high level project plan, milestones and delivery dates.
g.

Silver Spring and PHI will jointly review the existing network and server architectures after which Silver Spring will design the detailed architecture to integrate the Silver Spring & PHI network and server architectures for the overall solution.

h.	Silver Spring will design PHI specific ***.
i.	Silver Spring will design *** solutions specific to monitoring, logging, name resolution, time and other required services.
j.	Silver Spring and PHI will jointly define location of all hardware and software installations.
k.	PHI will formally accept the overall design architecture.

3.1.2. Build *** Environment

a.	Silver Spring will install and configure UIQ *** into PHI’s ***, with the supporting infrastructure configured for high availability (“HA”).
b.	Silver Spring will configure the production instance of *** to meet PHI’s requirements and continue to monitor and manage the solution on an ongoing basis.
c.	PHI will conduct its structured testing of UIQ *** in the *** to validate that *** performs as designed.
d.	PHI will conduct validation testing on the ***, after which PHI will formally accept the implementation of ***.
e.

The Production *** will be available to and accessible by the *** of the time on an annualized basis. A determination of availability will be based on ***. Unless otherwise agreed to, scheduled downtime of the *** infrastructure will not be excluded from the calculation of this availability ***. The inability to utilize *** due to planned or unplanned UIQ outages will not count against the ***. This metric will be measured via the SSN ***. PHI will not be entitled to *** for failure to meet the foregoing target to the extent the measurement is affected by problems associated with the ***. PHI acknowledges that SSN has the right to restart and/or remediate the *** without first obtaining approval from PHI in order to attain this metric. Failover between the *** shall occur within ***.

PHI will be *** for Silver Spring’s failure to meet the foregoing target for ***, according to the following table:

***
(Production Environment Only)
Monthly Availability Performance	***
***	***
***	***
***	***
***	***

Addendum No. Nine 8 Dec 2011	4	SSN and PHI Confidential

***	***
***	***
***	***

3.1.3.	Build *** Environment
a.	Silver Spring will install and configure *** into PHI’s ***, with the supporting infrastructure configured for HA.
b.	Silver Spring will configure the production instance of *** to meet PHI’s requirements and continue to monitor and manage the solution on an ongoing basis.
c.

For testing purposes, the Production *** instance will be disabled so that the *** instance can connect to the *** instance. PHI will conduct validation testing on the ***, after which PHI will formally accept the implementation of the *** and ***.

3.1.4.	Build *** Environment
a.	Silver Spring will install ***.
b.	Silver Spring will configure the *** meet PHI’s requirements and continue to monitor and manage the solution on an ongoing basis.
c.	PHI will test the ***, after which PHI will formally accept the ***.
3.1.5	Schedule. The table below shows the major milestones for the PHI *** Project. An actual schedule will be created with PHI following execution of the SOW.

	***	***
***
Handover of the Staging *** Instances
Handover of the Development *** instance
Handover of the Production and *** Instances

4.	Task 4– Training

Silver Spring will provide up to two (2) days of operational training for PHI personnel to detail the operation of the *** module, Hardware Security Modules (“HSM modules”) and associated smart card readers. This training will be conducted on site at a PHI facility at a date agreed to by the Parties.

5.	Task 5 – Ongoing Maintenance and Management
5.1.	Software Support. Detailed Software support terms are found in Addendum 2, Exhibit L to the Master Agreement.
5.1.1.

Incident and Defect Management. Silver Spring’s Customer Support personnel will provide support, including receiving and responding to reports of problems and service requests (“Incident Reports”) concerning ***, within the timeframes and in the manner specified in Addendum 2, Exhibit L to the Master Agreement.

5.1.2.

Updates. Upon general release of a ***, Silver Spring will provide it to PHI for review. SSN will be responsible for the installation and configuration of software updates. PHI will be responsible for verifying post software upgrade functionality as well as any testing of systems interfaces with ***.

5.1.3.

Monitoring. SSN will be responsible for ongoing monitoring of the *** hardware modules. This will include the monitoring of the management interfaces on the device for health and performance information used in alert management. SSN will provide PHI with notice of Priority 1 (“P1”) issues pertaining to the *** as per the terms of Exhibit L to the Master Agreement *** as agreed to by PHI and SSN. Examples of a P1 issue are the failure of Automatic Failover to the standby HSM or PHI’s inability to access the ***. The established process for notification shall be used. PHI will be responsible for the ongoing monitoring of *** related to remote connections and disconnections as well as threshold monitoring or changes to administrative access.

5.2.	Application ***.
5.2.1.

Except as otherwise noted or provided in Exhibit 3 – “*** SOW Roles and Responsibilities” to this SOW, Silver Spring will provide the same application *** services regarding *** Silver Spring provides for other modules of UIQ per Exhibit L of the Master Agreement. SSN will work with PHI to set up the ***. After the initial setup PHI is responsible for updating ***.

Addendum No. Nine 8 Dec 2011	5	SSN and PHI Confidential

***	***	***	***	***	***	***
***		***		***	***	***
***		***		***	***	***
***		***		***	***	***
***		***		***	***	***
***		***		***	***	***
***		***		***	***	***
***		***		***	***	***

5.2.2.	PHI will cooperate with reasonable requests that Silver Spring makes as part of Silver Spring’s efforts to respond to incidents.
6.	Fees.

Silver Spring will provide the Software and perform the Services described in this SOW for the Fees identified in Exhibit 1– Pricing.

Addendum No. Nine 8 Dec 2011	6	SSN and PHI Confidential

Statement of Work – PHI Critical Operations Protector
Exhibit 1 Pricing

1.	Equipment

Hardware
Skill Level	Catalog Number	Qty	Total (SUSD)	Total (SUSD)
***	***	***	***	***
***			***

***

***

***

***

***

2.	Project Management & Deployment Services

Project Management & Deployment Services
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***		***

***

***

***

Addendum No. Nine 8 Dec 2011	7	SSN and PHI Confidential

3.	***

Production Environment
	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)	Billing Schedule
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***				***	***

***

***

***

***

***

***

Addendum No. Nine 8 Dec 2011	8	SSN and PHI Confidential

Disaster Recovery Environment
***	***	***	***	Total ($USD)	Billing Schedule

***	***	***	***	***	***
***	***	***	***	***	***
***				***

***

***

***

Development Environment
***	***	***	***	***	Billing Schedule
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***				***

***

***

***

***

***

Addendum No. Nine 8 Dec 2011	9	SSN and PHI Confidential

Staging Environment
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)	Billing Schedule
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***				***

***

***

***

***

***

Addendum No. Nine 8 Dec 2011	10	SSN and PHI Confidential

Statement of Work – PHI Critical Operations Protector
Exhibit 2 High Level Architecture

***

Addendum No. Nine 8 Dec 2011	11	SSN and PHI Confidential

Statement of Work – PHI Critical Operations Protector
Exhibit 3 PHI / SSN *** SOW Roles and Responsibilities

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Addendum No. Nine 8 Dec 2011	12	SSN and PHI Confidential

ADDENDUM Number Ten to
PHI SERVICE COMPANY – SILVER SPRING NETWORKS
TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF
SMART GRID SYSTEM EXHIBIT L – Hosting Agreement

This Addendum Number Ten (“Addendum”) to the PHI SERVICE COMPANY – SILVER SPRING NETWORKS TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM between PHI Service Company (“Owner”) and Silver Spring Networks, Inc. (“Supplier”) dated January 30, 2009 (the “Contract”) extends the term of Contract Exhibit L – *** as set forth below. Unless otherwise defined, the capitalized terms herein shall have the same meaning as such terms in the Contract.

Effective date of this addendum: April 1, 2012 (“EFFECTIVE DATE”)

NOW, THEREFORE, in consideration of the promises and mutual covenants between the Parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Contract as follows:

1.	Environments, Supplier will provide the Hosting Services for the environments described in the Statement of Work attached hereto and incorporated by reference as Attachment 1 (“SOW”).
2.	Term. The term of Exhibit L –– Hosting Agreement is hereby extended ***.
3.	Maintenance. Supplier will provide ongoing technical support in accordance with Contract Exhibit E – “Maintenance Agreement”.
4.	Fees. The monthly fees for the Hosting Services for the environments described in Attachment 1 are set forth in Attachment 2 and shall be invoiced monthly in advance. ***
5.

Effect of this Addendum. All provisions of the Contract, except as supplemented by this Addendum, shall remain in full force and effect and are reaffirmed. Other than as stated in this Addendum, this Addendum shall not operate as a waiver of any condition or obligation imposed on the parties under the Contract. In the event of any conflict, inconsistency, or incongruity between any provision of this Addendum and any provision of the Contract, the provisions of this Addendum shall govern and control. Governing law and venue for this Addendum shall be the governing law set forth in the Contract. This Addendum is not effective unless signed by both Parties and may be executed in two counterparts with the same effect as if both signing Parties had signed the same document. The counterparts shall be construed together and constitute the same instrument.

In Witness Whereof, the Parties have caused this Addendum Number Ten to be executed by their duly authorized representatives as of the date(s) first forth above.

PHI SERVICE COMPANY

By:	/s/ ***

Name:	***

Title:	Executive Vice President

SILVER SPRING NETWORKS, INC.

By:	/s/ Don Reeves

Name:	Don Reeves

Title:	SVP

Approved by Legal:
/s/ ***
***

PH 1-SSN Addendum 10 to Master Contract	1	PHI and SSN Confidential

ADDENDUM Number Ten to
PHI SERVICE COMPANY – SILVER SPRING NETWORKS
TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF
SMART GRID SYSTEM EXHIBIT L – Hosting Agreement ATTACHMENT 1

Attachment 1–SOW

Project Name: ***

***

Project Summary: To design, implement, and operationalize *** for use by PHI.

VERSION	DATE	AUTHOR	REVISIONS
Ver. 1.0	***	H. Patrick	***
Ver. 1.0	***	H. Patrick	***

Environments

This section describes the Utility IQ environments as they will be modified under the terms of this Addendum to be hosted by SSN for use by PHI under this SOW:

***: This environment is used to support the production AMI deployment across the PHI service territory through ***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***.

***: ***.The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***.

***: ***. The environment will be sized to support no more than *** and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

***: ***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

***: ***. The environment will be sized to support no more than *** and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

***: ***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

***: ***. The environment will be sized to support no more than *** and associated network equipment (APs, Relays). The environment will be physically hosted at the***. ***

***: ***. The environment will be sized to support up to, but no more than, *** electric and gas meters and associated network equipment (APs, Relays). The environment will be physically hosted at the ***

(i)	Project Assumptions
•	All environments will be managed according to the services listed in Exhibit L (Hosting Agreement) of the Master Contract.

PH 1-SSN Addendum 10 to Master Contract	2	PHI and SSN Confidential

•	Current versions of UtilityIQ ® and UtilOS ® will be installed and subsequent product revisions will be provided upon availability.
•	SSN will adhere to mutually agreed upon change management process in performing any changes to all environments
•	Project milestones and acceptance criteria will be established to monitor and track project progress as existing environments are upgraded to the status described in the Environments section above.
•

SSN will provide regular status updates reporting against the jointly defined project metrics and success criteria. Two dedicated leased line circuits between PHI and SSN, as described below, will continue to be maintained by SSN.

a.	***
b.	***
c.	***
d.	***
e.	***
f.	***
g.	Term: 12 months
•	***,
•	SSN will provide ongoing technical support in accordance with the Exhibit E to the Contract “Maintenance Agreement”.
(b)	Scope Statement

(i)In Scope

•	Ongoing support in accordance with Exhibit ***

(ii)Out of Scope

•	The defined SOW islimited to the environments listed herein. Any new environments will need to be separately defined for further planning.

PH 1-SSN Addendum 10 to Master Contract	3	PHI and SSN Confidential

ADDENDUM Number Ten to
PHI SERVICE COMPANY– SILVER SPRING NETWORKS
TERMS AND CONDITIONS FOR SUPPLY AND INSTALLATION OF SMART GRID SYSTEM EXHIBIT L – ***
ATTACHMENT Z

Attachment 2–Pricing

1.	***
Production Environment
Item	Catalog Number	Qty	Price/Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

***

***

***

***

Disaster Recovery / Full Scale Test Environment
Item		Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***	***
***	***	***	***	***	***
Total			i		***

***

***

***

***

PH 1-SSN Addendum 10 to Master Contract	4	PHI and SSN Confidential

***
Item	Catalog Number	Qty	Price / Unit ($USD)	TOTAL ($USD)
***	***	***	***	***
Total				***

***
Item	Catalog Number	Qty	Price/Unit ($USD)	Total $USD)
***	***	***	***	***
Total				***

***
***	***	***	***	***
***	***	***	***	***
Total				***

***

***

***

***

***nvironment
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
Total ‘				***

*** Environment
Item	Catalog Number	Qty	Price / Unit ($USD	Total ($USD)
***	***	***	***	***
Total				***

***

***

***

***

PH 1-SSN Addendum 10 to Master Contract	5	PHI and SSN Confidential

2.	***

***==Software Licenses
Item	Catalog Number	Qty	Price / Unit	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***				***
***	***	***	***
***	***	***	***
***	***	***	***
Total Annual Maintenance			***

***

***

***

***

PH 1-SSN Addendum 10 to Master Contract	6	PHI and SSN Confidential

ADDENDUM NUMBER 11

Standard Terms and Conditions for Supply and Installation of Smart Grid System

This Addendum Number 11 (“Addendum No. 11”), effective as of September 25, 2014 (“Addendum No. 11 Effective Date”), amends the PHI Service Company Standard Terms and Conditions for Supply and Installation of Smart Grid System between Silver Spring Networks, Inc. (“Silver Spring”) and PHI Services Company (“PHI”) dated January 30, 2009 (“Agreement”). Unless otherwise amended herein, the terms of the Agreement shall remain effective. Unless otherwise defined herein, the capitalized terms will have the same meaning as in the Agreement.

The Parties agree to amend the Agreement as follows:

1. Delete the table entitled “AMI System Requirements” set forth in Section 8.12.1 of Exhibit B – Statement of Work to the Agreement, and replace in its entirety with the following:

Test #	AMI System Requirements
1	***
2	***
3	***
4	***
5	***
6	***
7	***

2. Delete the table entitled “Definition of Test (What is Measured?)” set forth in Section 8.12.1 of Exhibit B – Statement of Work to the Agreement, and replace in its entirety with the following:

Test#	Definition of Test (What is measured?)
1	***
2	***
3	***
4	***

PHI-SSN Addendum No. 11 (20140925)	Page 1 of 4	PH I and Silver Spring Confidential

5	***
6	***
7	***

3. (i) Delete the fourth paragraph (starting with ***) within Table 8 entitled

*** set forth in Exhibit K - Pricing and Payment Schedule to the Agreement. For clarity, such deletion shall include the bulleted language immediately following the fourth paragraph.

(ii) As of the Addendum No. 11 Effective Date, the Parties acknowledge that all *** subject to Table 8 have been ***.

4. Upon completion of optimization and system acceptance, Silver Spring will deliver a *** of at least *** scheduled to be read within two days from the billing read day. *** following completion of optimization and system acceptance, Silver Spring will deliver a *** of at least *** scheduled to be read within two days from the billing read day. If Silver Spring fails to deliver in accordance with the *** set forth in the immediate foregoing sentence, Silver Spring shall provide PHI with *** to achieve such *** at ***.

5. Delete Section 20.1 of the Agreement, and replace in its entirety with the following:

20.1 Term. This Contract shall commence upon the Effective Date and shall remain in effect until the Final Completion Date or otherwise terminated pursuant to the terms hereunder; provided, however, that unless this Contract is terminated prior to its expiration as provided below: (a) any in- process SOWs and any pending Purchase Orders as of the expiration date shall be completed by the Parties, and the term of this Contract will be extended for that purpose until completion; and (b) Owner may continue to renew applicable Managed Services, and the term of this Contract will be extended solely for such purposes.

6. The Parties agree to the following release terms:

6.1 Limited Release of the Claims. Subject to the terms and conditions of this Addendum No. 11 and Silver Spring’s continued obligations under the Agreement ***, on behalf of itself and its predecessors, successors, assigns, subsidiaries, affiliates, shareholders, directors, officers, partners, employees, agents, and any other person claiming by, through, or under any of the foregoing, ***, and each of its past and present directors, officers, employees, agents, predecessors, successors, assigns, shareholders, partners, subsidiaries and affiliates, ***, with the exception ***. For the avoidance of doubt, nothing herein shall preclude PHI from making any claim arising out of or related to the Agreement arising on or *** (“Future Claims”). With respect to any Future Claims, the Parties hereby agree that the following shall govern in lieu of Section 36.2 of the Agreement:

Dollar Limit on Future Claims. EXCEPT FOR A BREACH OF SECTIONS 6 (PRICES AND PAYMENT) OR 27 (TREATMENT OF CONFIDENTIAL INFORMATION), AND EXCEPT FOR INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 24 (INDEMNIFICATION) AND 25 (PATENT INFRINGEMENT AND OTHER INDEMNIFICATION), UNDER NO CIRCUMSTANCES SHALL EITHER PARTY’S LIABILITY TO THE OTHER OR TO ANY THIRD PARTY ARISING OUT OF OR RELATED TO THIS CONTRACT, THE PRODUCTS OR SERVICES, EXCEED THE LESSER OF EITHER (i) ***, OR (ii) *** TIMES THE AMOUNTS PAID OR PAYABLE BY CUSTOMER UNDER THIS CONTRACT DURING THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE DATE OF THE APPLICABLE FUTURE CLAIM, REGARDLESS OF WHETHER ANY ACTION OR FUTURE CLAIM IS BASED ON SUCH CONTRACT, WARRANTY, ***.

6.2 ***. *** foregoing release, ***, which shall constitute a net settlement of all Claims:

(a) Payment in the amount of *** in accordance with Addendum 8 to the Agreement. The Parties acknowledge that as of the Addendum No. 11 Effective Date, *** an amount equal to ***. *** shall pay the remaining amount of *** days of the Addendum No. 11 Effective Date.

(b) Payment in the amount of *** days of the Addendum No. 11 Effective Date.

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6.3 No Admission. This Addendum No. 11 effects the settlement of Claims that are contested and nothing herein shall be construed as evidence of the validity of any Claims by either Party against the other or an admission by any Party of any fault or breach, any such fault or breach being expressly denied.

6.4 Additional Claims. *** may hereafter discover Claims or facts in addition to or different from those which it now knows or believes to be true with respect to the Claims released herein, but that it is *** to fully, finally, and forever settle and release all such Claims relative thereto that do exist, may exist or heretofore have existed. In furtherance of such intention, the releases given herein shall be and remain in effect as full and complete releases of any such additional or different Claims or facts relative thereto.

6.5 Confidentiality. Except as may be necessary in response to a court order or request from a government agency or regulatory authority, and even in such circumstance only after giving the other Party notice and the opportunity to seek a protective order or confidential treatment, neither Party will publicize or disclose the terms and conditions, or ***, of this Addendum No. 11 except with the prior written consent of the other Party. Notwithstanding the foregoing, the Parties may disclose the terms of this Addendum No. 11 to their respective attorneys, benchmarking consultants, accountants, auditors and insurers provided that each Party causes such attorneys, benchmarking consultants, accountants, auditors and insurers to comply with the foregoing confidentiality requirements. Neither Party will publicly criticize or disparage the other Party in connection with the Claim.

6.6 Representation. ***, except as expressly provided in this Addendum No. 11, it has not relied on any inducement, promise, or representation ***, and there are no liens, or claims of lien, or assignments in law or equity or otherwise of or against any of the Claims released herein and

7. Miscellaneous.

7.1 Entire Agreement and Control. This Addendum No. 11 constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior and contemporaneous agreements, representations and understandings with respect to such matters, whether written or oral. This Addendum No. 11 may not be modified, altered or changed except upon express written consent of both Parties. If there is a conflict between the terms of this Addendum No. 11 and the Agreement, this Addendum No. 11 controls.

7.2 Severability. If any provision of this Addendum No. 11 is deemed to be invalid or unenforceable for any reason, the remainder of this Addendum No. 11 will not be affected. In addition, in lieu of such invalid or unenforceable provision, there will be added automatically as a part of this Addendum No. 11, a valid and enforceable provision as similar in terms to such invalid or unenforceable provisions as is permitted by applicable law.

7.3 Counterparts. This Addendum No. 11 may be executed in counterpart originals with each counterpart to be treated the same as a single original.

7.4 Construction. The Parties are represented by counsel. The Parties understand and agree that this Addendum No. 11 has been jointly drafted and will be construed without regard to any presumption or other rule requiring construction against the Party causing this document to be drafted.

7.5 Authorization. Each individual executing this Addendum No. 11 on behalf of Silver Spring and PHI represents and warrants that he or she is duly authorized to execute and deliver this Addendum No. 11 on behalf of such Party, and that this Addendum No. 11 is binding upon said Party in accordance with its terms and conditions.

7.6 Assignment. This Addendum No. 11 shall bind and inure to the benefit of the Parties’ and their respective heirs, personal representatives, successors and assigns, shareholders, directors, officers, partners, employees, agents, subsidiaries and affiliates.

Executed by the authorized representative of each Party hereto as of the Addendum No. 11 Effective Date:

Silver Spring Networks, Inc.		PHI Service Company

By:	Steve Ingram	By:	/s/ ***

Name:	/s/ Steve Ingram	Name:	***

Title:	V.P. Global Delivery	Title:	VP Business Transformation

Approved by Legal:

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/s/ ***
***

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